AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 1996
                                      SECURITIES ACT FILE NO. 333-00691
                                      INVESTMENT COMPANY ACT FILE NO. 811-6674

                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                     FORM N-2
                         (Check appropriate box or boxes)

                            REGISTRATION STATEMENT UNDER
                              THE SECURITIES ACT OF 1933         ( )
                            Pre-Effective Amendment No. 1        (x)
                           Post-Effective Amendment No. __       ( )
                                      and/or
                          REGISTRATION STATEMENT UNDER
                                    THE INVESTMENT
                                 COMPANY ACT OF 1940             ( )
                                   Amendment No. 7               (x)

                           THE GREATER CHINA FUND, INC.
                (Exact name of Registrant as specified in Charter)

                           1285 AVENUE OF THE AMERICAS
                             NEW YORK, NEW YORK 10019
                     (Address of Principal Executive Offices)
                                  (212) 713-3589
               (Registrant's Telephone Number, including Area Code)

                                 C. WILLIAM MAHER
                     MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                           1285 AVENUE OF THE AMERICAS
                             NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                 with copies to:



                                JOHN M. DONOVAN, ESQ.                              THOMAS A. HALE, ESQ.
                                    WHITE & CASE                           SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                             1155 AVENUE OF THE AMERICAS                          333 WEST WACKER DRIVE
                              NEW YORK, NEW YORK 10036                           CHICAGO, ILLINOIS 60606


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ( )

     It is proposed that this filing will become effective (check appropriate box)
        ( ) when declared effective pursuant to section 8(c)

     If appropriate, check the following box:

        ( ) this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

        ( ) This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is -___.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                                                       THE GREATER CHINA FUND, INC.

                                                          CROSS REFERENCE SHEET
                                    BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS
                                                         PURSUANT TO RULE 495(A)


     Item
      No.             Caption                           Location in Prospectus

     PART A
     1.      Outside Front Cover   . . . . . . . . . .  Outside Front Cover
     2.      Inside Front and Outside Back Cover
               Page  . . . . . . . . . . . . . . . . .  Inside Front and Outside Back Cover Page
     3.      Fee Table and Synopsis  . . . . . . . . .  Expense Information
     4.      Financial Highlights  . . . . . . . . . .  Financial Highlights
     5.      Plan of Distribution  . . . . . . . . . .  The Offer; Distribution Arrangements
     6.      Selling Shareholders  . . . . . . . . . .  Not Applicable
     7.      Use of Proceeds   . . . . . . . . . . . .  Use of Proceeds

     8.      General Description of the Registrant      Cover Page of Prospectus; The Fund; Net Asset Value and Market Price
                                                        Information; Investment Objective and Policies; Special Considerations and
                                                        Risk Factors; Description of Common Stock
     9.      Management                                 Management of the Fund; Custodian, Transfer Agent, Dividend Paying Agent
                                                        and Registrar
     10.     Capital Stock, Long-Term Debt, and Other
               Securities  . . . . . . . . . . . . . .  Description of Common Stock; Dividends and Distributions;
                                                         Dividend Reinvestment Plan; Taxation
     11.     Defaults and Arrears on Senior
               Securities  . . . . . . . . . . . . . .  Not Applicable
     12.     Legal Proceedings   . . . . . . . . . . .  Not Applicable
     13.     Table of Contents of the Statement of
               Additional Information  . . . . . . . .  Table of Contents of the Statement of Additional Information

     PART B

     14.     Cover Page  . . . . . . . . . . . . . . .  Cover Page
     15.     Table of Contents   . . . . . . . . . . .  Cover Page
     16.     General Information and History   . . . .  Not Applicable
     17.     Investment Objective and Policies   . . .  Investment Objective and Policies; Investment Restrictions;
                                                        Portfolio Transactions and Brokerage
     18.     Management  . . . . . . . . . . . . . . .  Management of the Fund
     19.     Control Persons and Principal Holders of
               Securities  . . . . . . . . . . . . . .  Management of the Fund
     20.     Investment Advisory and Other Services  .  Management of the Fund
     21.     Brokerage Allocation and Other
               Practices   . . . . . . . . . . . . . .  Portfolio Transactions and Brokerage
     22.     Tax Status  . . . . . . . . . . . . . . .  Taxation
     23.     Financial Statements  . . . . . . . . . .  Financial Statements


   PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                              SUBJECT TO COMPLETION
                    PRELIMINARY PROSPECTUS DATED MARCH 8, 1996

                           THE GREATER CHINA FUND, INC.

                         2,397,344 Shares of Common Stock

                            Issuable Upon Exercise of
                  9,589,377 Rights to Subscribe for such Shares

   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

    The Greater China Fund, Inc. (the "Fund") is issuing to its shareholders of record as of the close of business on March __, 1996 (the "Record Date") non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 2,397,344 shares of the Fund's Common Stock (the "Shares") at the rate of one share of Common Stock for each four Rights held (the "Offer"). Shareholders of record will receive one Right for each whole share of Common Stock held on the Record Date. Shareholders who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to the Over-Subscription Privilege described herein. The Fund may increase the number of Shares of Common Stock subject to subscription by up to 25% of the Shares, or 599,336 shares of Common Stock, for an aggregate total of 2,996,680 Shares. Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other exchange and accordingly, may not be purchased or sold. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE __% OF THE LOWER OF (i) THE AVERAGE OF THE LAST REPORTED SALE PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE NYSE ON THE EXPIRATION DATE OF THE OFFER (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS AND (ii) THE NET ASSET VALUE PER SHARE OF THE FUND'S COMMON STOCK AS OF THE CLOSE OF BUSINESS ON THE PRICING DATE.

    THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL __, 1996 (THE "EXPIRATION DATE") UNLESS EXTENDED AS DESCRIBED HEREIN.

    The Fund announced the Offer before the opening of trading on the NYSE on March 1, 1996. Shares of the Common Stock trade on the NYSE under the symbol "GCH." The net asset value per share of Common Stock at the close of business on March 1, 1996 and on March __, 1996 were $16.31 and $_____, respectively, and the last reported sale prices of a share of the Fund's Common Stock on the NYSE on those dates were $15.50 and $_____, respectively.

    The Fund is a non-diversified, closed-end management investment company which seeks long-term capital appreciation through investment of substantially all of its assets in listed equity securities of companies which derive, or which are expected to derive, a significant proportion (at least 50%) of their revenues from goods produced or sold, investments made or services performed in The People's Republic of China ("China companies"). Under normal market conditions, at least 65% of the Fund's total assets is invested in equity securities of China companies listed on stock exchanges in China and Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as Korea, Singapore or Taiwan, in unlisted equity securities of China companies and in debt securities of China companies. There can be no assurance that the Fund's investment objective will be realized. See "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information referred to below. INVESTMENT IN THE FUND INVOLVES SPECIAL CONSIDERATIONS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN UNITED STATES ISSUERS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated March __, 1996 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 33 of this Prospectus, may be obtained without charge by calling Shareholder Communications Corporation at (800) 221-5724, extension 322.



          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
            SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
             ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
              OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO

                       THE CONTRARY IS A CRIMINAL OFFENSE.



                                                  ESTIMATED
                                              SUBSCRIPTION PRICE                                     ESTIMATED PROCEEDS
                                                     (1)             ESTIMATED SALES LOAD(2)           TO FUND(3)(4)

              Per Share . . . . . . . .          ____________              ____________                 ____________

              Total Maximum(5)  . . . .          ____________              ____________                 ____________

     (1)       Estimated on the basis of __% of the market price per share on March __, 1996.  See "The Offer -- Subscription
               Price."
     (2)       In connection with the Offer, the Dealer Manager and other broker-dealers soliciting the exercise of Rights will receive soliciting fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege.  The Fund has also agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer equal to 1.25% of the Subscription Price per Share for
               Shares issued pursuant to the Offer and has agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended.
     (3)       Before deduction of offering expenses incurred by the Fund, estimated at $530,000, including an aggregate of up to
               $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.
     (4)       Funds received by check prior to the final due date of this Offer will be deposited into a segregated interest bearing account (which interest will be paid to the Fund) pending proration and distribution of Shares.
     (5)       Assumes all Rights are exercised at the Estimated Subscription Price.  Pursuant to the Over-Subscription Privilege,
               the Fund may at the discretion of the Board of Directors increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby.  If the Fund increases the number of shares subject to subscription by 25%, the maximum Estimated Subscription Price (as hereinafter defined), Estimated Sales Load and Estimated Proceeds to the
               Fund will be $___________, $__________ and $__________, respectively.


                             PAINEWEBBER INCORPORATED
                  The date of this Prospectus is March __, 1996.

    Upon completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would otherwise be the case. In addition, because the Subscription Price per share will be less than the net asset value per share, the Offer will result in a dilution of net asset value per share for all shareholders. Such dilution will disproportionately affect non-exercising shareholders. If the Subscription Price per share is substantially less than the current net asset value per share, such dilution could be substantial. See "Risk Factors and Special Considerations-Dilution and Effect of Non-Participation in the Offer." EXCEPT AS DESCRIBED HEREIN, SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTIONS AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

    The Fund's investment manager is Baring International Investment (Far
   East) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of Baring Asset Management Limited. The Fund's administrator is Mitchell Hutchins Asset Management Inc. (the "Administrator"), an affiliate of PaineWebber Incorporated (the "Dealer Manager") referred to herein. The Fund's Investment Manager, as well as the Administrator, will benefit from the Offer because their fees are based on the average net assets of the Fund. The address of the Fund is 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-3589.

    Unless otherwise specified, all references in this Prospectus to "U.S. dollars," "dollars," "US$" or "$" are to United States dollars, all references to "RMB" or "Renminbi" are to renminbi which is the legal tender currency of The People's Republic of China ("PRC" or "China") and all references to "HK$" are to Hong Kong dollars which are the legal tender currency of Hong Kong. On March 7, 1996, the RMB-U.S. dollar exchange rate as published in The Asian Wall Street Journal was RMB 8.288 per U.S.
   dollar. On March 7, 1996, the HK$-U.S. dollar exchange rate as published in The Asian Wall Street Journal was HK$7.733 per U.S. dollar. See "Risk Factors and Special Considerations -- Currency Fluctuations" herein and "The People's Republic of China" in the SAI for additional information on the historical rate of exchange between the dollar and the RMB.

    Unless otherwise indicated, U.S. dollar equivalent information in RMB for a period is based on the foreign exchange adjustment center rate on the last day in the period, U.S. dollar information for RMB as of a specified date is based on the official exchange rate for that date, U.S. dollar equivalent information in HK$ for a period is based on the average of the daily exchange rates for such period and U.S. dollar information for HK$ as of a specified date is based on the exchange rate for such date. No representation is made that the RMB, HK$, or US$ in this Prospectus could be converted into any other currency, at any particular rate or at all.


                               EXPENSE INFORMATION

     SHAREHOLDER TRANSACTION EXPENSES
        Sales load (as a percentage of the Subscription Price per Share)(1)  . . . . . . . . . .     3.75%
     ANNUAL EXPENSES (as a percentage of net assets attributable to Common Stock)(2)

        Management fees(3)       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1.25%
        Administration fees(4)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.21%
        Other operating expenses(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.90%

          Total annual expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.36%

     ______________

     (1)  The Dealer Manager and the other broker-dealers soliciting the exercise of Rights will receive soliciting fees equal to
          2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-
          Subscription Privilege.  The Fund has also agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer equal to 1.25% of the Subscription Price per Share for Shares issued pursuant to the Offer and to reimburse the Dealer Manager for its out-of-pocket expenses up to an aggregate of $100,000.  In addition, the Fund has agreed to pay fees to the Subscription Agent and the Information Agent estimated to be $25,000 and $10,000, respectively, in connection with their expenses related to the Offer and to reimburse them for their out-of-pocket expenses, estimated to be approximately $5,000 and $40,000, respectively.  These fees shall be borne by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.
     (2)  Amounts are based on the Fund's most recently completed fiscal year, except that "Other Expenses" are based on estimated amounts for the Fund's current fiscal year and assume that (i) all of the Rights are exercised and (ii) the Fund does not increase the number of Shares subject to subscription pursuant to the Over-Subscription Privilege.
     (3)  See "Management of the Fund -- Management and Administration Agreements" herein and in the SAI.
     (4)  See "Management of the Fund -- Administrator" herein and in the SAI.

      The foregoing table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

     EXAMPLE

          An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:


                                           CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                    1 YEAR          3 YEARS          5 YEARS          10 YEARS


                                     $61              $108             $159             $297

        The above example assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 2.36%. The table above and the assumption in the example of a 5% annual return are required by Securities and Exchange Commission regulations applicable to all investment companies. The example should not be considered a representation of past or future expenses or rate of return; the actual expenses of the Fund may be greater or less than those shown. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund" herein and in the SAI.

                               FINANCIAL HIGHLIGHTS

        The following information has been audited by Price Waterhouse LLP, independent accountants, as stated in their report included in the SAI. This information should be read in conjunction with the financial statements and notes thereto included in the SAI.

                                                                    For the Year                    For the Period
                                                                 Ended December 31,             July 23, 1992* through
                                                            1995         1994          1993        December 31, 1992
     Net asset value, beginning of period  . . . . . .      $14.29       $23.79        $13.40           $13.95****

     INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income (loss)  . . . . . . . . . .        0.20         0.12**        0.02            ---
     Net realized and unrealized gain (loss) on
        investments and foreign currency transactions         0.29      (8.92)**        11.00           (0.38)

     Total from investment operations  . . . . . . . .        0.49      (8.80)          11.02            (0.38)


     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income  . . . . . . . . . . .      (0.20)      (0.09)         (0.01)            ---
     From net realized gain on investments . . . . . .      (0.01)      (0.06)         (0.62)            ---
     In excess of net realized gain on investments . .      (0.05)         ---            ---            ---
     Total dividends and distributions to
        shareholders . . . . . . . . . . . . . . . . .      (0.26)      (0.15)         (0.63)            ---

     FUND SHARE TRANSACTIONS:

     Dilutive effect of rights offering  . . . . . . .       ---        (0.46)          ---              ---

     Offering costs charged to
       paid-in-capital in excess of par  . . . . . . .       ---        (0.09)          ---             (0.17)

     Total Fund share transactions:  . . . . . . . . .       ---        (0.55)          ---             (0.17)

     Net asset value, end of period  . . . . . . . . .    $  14.52    $  14.29       $  23.79         $  13.40

     Market value, end of period . . . . . . . . . . .    $  14.13    $  12.13       $  26.75         $  12.38

     TOTAL INVESTMENT RETURN (1)(2)  . . . . . . . . .       18.48%     (52.01)%       122.01%          (11.29%)

     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000 omitted) . . . . .    $139,246    $136,994       $160,783          $90,543
     Ratio of expenses to average net assets . . . . .        2.36%       2.08%          2.22%        2.43%***
     Ratio of net investment income (loss) to
       average net assets  . . . . . . . . . . . . . .        1.39%       0.63%          0.11%      (0.04)%***
     Portfolio turnover  . . . . . . . . . . . . . . .          32%         22%            31%               1%

     ___________________
     *   Commencement of investment operations.
     **  Based on average shares outstanding.
     ***     Annualized.
     ****    Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.
     (1)     Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.  Total investment return does not reflect sales charges or brokerage commissions.
     (2)     Total investment return for a period of less than one year is not annualized.

                                    THE OFFER

   PURPOSE OF THE OFFER

        As a consideration to making the Offer, the Board of Directors of the Fund has determined that it is in the best interest of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of available existing and future investment opportunities consistent with the Fund's investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies. The Fund's Board of Directors has voted to approve the Offer.

        In reaching its decision, the Board of Directors considered, among other matters, advice by the Investment Manager that new funds would permit the Fund to take advantage of available investment opportunities without having to sell portfolio securities that the Investment Manager believes should be held and that potentially beneficial investment opportunities are expected to arise in connection with future "H" share offerings on the Stock Exchange of Hong Kong and improving performance of "H" shares currently listed on such exchange. It is also expected that new investment opportunities will become available as a result of China and Hong Kong infrastructure development projects, spin-offs of Chinese operating subsidiaries or divisions by certain companies listed on the Stock Exchange of Hong Kong, and new issues in other industry sectors such as aviation.
   In the Investment Manager's view, additional assets would also permit the Fund to make portfolio rebalancing adjustments without the expense of selling securities in its present portfolio. Furthermore, the Offer provides an exclusive opportunity to existing shareholders to purchase Shares at a discount to both the market price and net asset value. The Board of Directors also took into account that a well-subscribed rights offering would marginally reduce the Fund's expense ratio, which would be of long-term benefit to the Fund, and could increase liquidity on the NYSE where shares of the Fund's Common Stock are listed and traded.

        The Fund's Investment Manager, as well as the Administrator, will benefit from the Offer because their fees are based on the average net assets of the Fund. See "Management of the Fund" herein and in the SAI. The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

   TERMS OF THE OFFER

        The Fund is issuing to holders of its common stock (the "Common Stock") of record as of the close of business on March __, 1996, the Record Date for the Offer, non-transferable Rights to subscribe for an aggregate of 2,397,344 Shares (2,996,680 Shares if the Fund increases the number of shares subject to the Over-Subscription Privilege by 25%). Each shareholder is being issued one Right for each share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every four Rights held (1 for 4). Fractional shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integral multiples of four. Rights are evidenced by subscription certificates ("Subscription Certificates"), which will be mailed to Shareholders of record, except as described below under "Foreign Restrictions." A shareholder's right to acquire during the Subscription Period at the Subscription Price one additional Share for every four Rights held is hereinafter referred to as the "Primary Subscription."

        Rights may be exercised at any time during the Subscription Period, which commences on March __, 1996 and ends at 5:00 p.m. New York City time, on April __, 1996 (referred to herein as the "Expiration Date"), unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than April __, 1996. See "-- Expiration of the Offer."

        Any shareholder who fully exercises all Rights issued to such shareholder pursuant to the Primary Subscription will be entitled to subscribe for additional Shares at the Subscription Price (the "Over-Subscription Privilege"). Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. Inc. ("Cede") or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

        Since fractional Shares will not be issued, shareholders who receive or have remaining fewer than four Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu thereof, although such shareholders may request Shares pursuant to the Over-Subscription Privilege as described below.

   OVER-SUBSCRIPTION PRIVILEGE

        To the extent shareholders do not exercise all of the Rights issued to them pursuant to the Primary Subscription, any underlying Shares represented by such Rights will be offered to those shareholders who exercise all the Rights issued to them. Pursuant to the Over-Subscription Privilege, shareholders who exercise all the Rights issued to them will be asked to indicate, on the Subscription Certificate as discussed herein, how many additional Shares they would like to purchase pursuant to the Offer. If sufficient Shares remain, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue up to an additional 25% of the Shares available pursuant to the Offer (an additional 599,336 Shares) in order to cover such over-subscription requests. Regardless of whether the Fund issues such additional Shares, to the extent sufficient Shares are not available to honor all over-subscription requests, any available Shares will be allocated among those shareholders who over-subscribe based on the number of shares owned by them on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed on a pro rata basis.

        The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

   SUBSCRIPTION PRICE

        The Subscription Price for the Shares to be issued pursuant to the exercise of Rights and the Over-Subscription Privilege will be __% of the lower of (i) the average of the last reported sale price of a share of the Fund's Common Stock on the NYSE on the Pricing Date (the date of the expiration of the Offer) and the four preceding business days and (ii) the net asset value per share of the Fund's Common Stock as of the close of business on the Pricing Date. For example, if the average of the last reported sale price on the NYSE on the Pricing Date and the four preceding business days of a share of the Fund's Common Stock is $_____, and the net asset value per share of the Fund's Common Stock on the Pricing Date is $_____, the Subscription Price will be $______ (__% of $_____). If, however, the average of the last reported sale price on the NYSE on the Pricing Date and the four preceding business days is $_____, and the net asset value is $______, the Subscription Price will be $_____ (__% of $_____). See "Net Asset Value and Market Price Information" herein.

        The Fund announced the Offer before the opening of trading on the NYSE on March 1, 1996. The net asset values per share of the Fund's Common Stock at the close of business on March 1, 1996 and on March __, 1996 were $16.31 and $_____, respectively, and the last reported sale prices of a share of the Fund's Common Stock on the NYSE on those dates were $15.50 and $_____, respectively.

   NON-TRANSFERABILITY OF RIGHTS

        The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE. However, the Shares to be issued pursuant to the Rights will be listed for trading on the NYSE.

   EXPIRATION OF THE OFFER

        The Offer will expire at 5:00 p.m., New York City time, on April __, 1996, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than April __, 1996. See "Notice of Net Asset Value Decline -- Extending the Expiration of the Offer" below.

        Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practical by announcement thereof. Such announcement shall be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate. Since the Expiration Date and the Pricing Date will be the same date, shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares.

   NOTICE OF NET ASSET VALUE DECLINE -- EXTENDING THE EXPIRATION OF THE OFFER

        The Fund has, pursuant to the Securities and Exchange Commission's regulatory requirements, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to March __, 1996, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Fund will notify shareholders of any such decline and thereby permit them to cancel their exercise of Rights.

   METHOD OF EXERCISE OF RIGHTS

        Rights are evidenced by Subscription Certificates which will be mailed to shareholders or, if a shareholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee, except as discussed below under "Foreign Restrictions." Rights may be exercised by completing the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Estimated Subscription Price (the "Estimated Subscription Price") as described below under "Payment for Shares." Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed Subscription Certificate ("Notice of Guaranteed Delivery"). A fee may be charged for this service. Fractional Shares will not be issued, and shareholders who receive or who have remaining fewer than four Rights will not be able to exercise such Rights (although such shareholders may subscribe for Shares pursuant to the Over-Subscription Privilege). Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth below under "Subscription Agent."

        Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

        Investors Whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

        Nominees. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

   FOREIGN RESTRICTIONS

             Subscription Certificates will not be mailed to shareholders whose addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia). The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such shareholders' accounts until instructions are received to exercise the Rights, subject to applicable law. If no instructions are received prior to the Expiration Date, such Rights will expire.

   SUBSCRIPTION AGENT

        The Subscription Agent is PNC Bank, National Association, which will receive a fee estimated to be $_______ for its administrative, processing, invoicing and other services, plus reimbursement for its out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Transfer Agent, Dividend Paying Agent and Registrar with respect to the Common Stock. SIGNED SUBSCRIPTION CERTIFICATES TOGETHER WITH PAYMENT OF THE ESTIMATED SUBSCRIPTION PRICE MUST BE SENT TO PNC BANK, NATIONAL ASSOCIATION by one of the methods described below. The Fund will accept only Subscription Certificates actually received on a timely basis at any of the addresses listed.

   (1)  BY FIRST CLASS MAIL, EXPRESS MAIL OR OVERNIGHT COURIER:

             PNC Bank, National Association
             c/o ACS
             915 Broadway, 5th Floor
             New York, New York  10010

   (2)  BY HAND:

             PNC Bank, National Association
             c/o PNC Trust Company
             40 Broad Street, 5th Floor
             New York, New York  10004

   (3) BY FACSIMILE (TELECOPIER), with the original Subscription Certificate to be sent by one of the methods described above:

             PNC Bank, N.A.
             c/o ACS
             Facsimile number: (212) 505-4576
             Confirm by telephone (212) 505-4559


        DELIVERY TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

   INFORMATION AGENT

        Any questions or requests for assistance may be directed to the information agent (the "Information Agent") at its telephone number and address listed below:

                                     The Information Agent for the Offer is:

                                     Shareholder Communications Corporation
                                     17 State Street
                                     New York, New York  10004
                                     Telephone:  (800) 221-5724, extension 322
                                     or call collect:  (212) 805-7000

        Shareholders may also contact their brokers or nominees for information with respect to the Offer.

        The Information Agent will receive a fee estimated to be $50,000 including reimbursement for its out-of-pocket expenses related to the Offer.

   PAYMENT FOR SHARES

        Shareholders who acquire Shares on Primary Subscription and pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

             (1) A shareholder can send the Subscription Certificate together with payment for the Shares acquired on Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent, calculating the total payment on the basis of the Estimated Subscription Price of $_____ per share (__% of the market price per share on March __, 1996). To be accepted, such payment, together with the completed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE GREATER CHINA FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

             (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member guaranteeing delivery of (i) payment of the Estimated Subscription Price of $_____ per share for the Shares subscribed for in the Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and
        (ii) a properly completed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed Subscription Certificate and full payment for the Shares are received by the Subscription Agent by the close of business on the third business day after the Expiration Date (April __, 1996).

        Within eight business days following the Pricing Date (the "Confirmation Date") (April __, 1996), a confirmation will be sent by the Subscription Agent to each subscribing shareholder (or, if the shareholder's Shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any shareholder exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to such shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date (May __, 1996). Any excess payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder as promptly as possible. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to THE GREATER CHINA FUND, INC.

        The Subscription Agent will deposit all checks received by it prior to the final date into a segregated interest bearing account (which interest will accrue to the benefit of the Fund) pending distribution of the Shares.

        Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

        SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED ABOVE UNDER "NOTICE OF NET ASSET VALUE DECLINE-EXTENDING THE EXPIRATION OF THE OFFER."

        If a shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other shareholders, (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled.

        THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

        All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

   DELIVERY OF SHARE CERTIFICATES

        Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise them in accordance with the procedures set forth above. Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee.
   Shares acquired pursuant to the Over-Subscription Privilege will be certificated and stock certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will be issued for Shares credited to Plan accounts. Stock certificates for all Shares acquired on Primary Subscription will be mailed promptly after full payment for the Shares subscribed has cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected.

   FEDERAL INCOME TAX CONSEQUENCES

        The U.S. Federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

        The distribution of Rights will not result in taxable income to a shareholder nor will the Rights holder realize taxable income as a result of the exercise of the Rights. If a Right is allowed to expire, there will be no loss realized.

        The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the market value of the Right upon the date of distribution is less than 15% of the market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return of the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective market values on the date of distribution), and (ii) if the market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective market values on the date of distribution; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

        If the Right is exercised by the holder of Common Stock, the basis of the Common Stock received will include the basis, if any, allocated to the Right and the Subscription Price.

        If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

        The foregoing is only a general summary of the applicable U.S. Federal income tax law and does not include any state, local or foreign tax consequences of the Offer. Such applicable U.S. Federal income tax law is subject to change by legislative or administrative action. Shareholders should consult their tax advisers concerning the tax consequences of the Offer. See "Taxation" in the SAI.

   EMPLOYEE PLAN CONSIDERATIONS

        Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh Plans of self-employed individuals and Individual Retirement Accounts (collectively, "Benefit Plans") should be aware of the complexity of the rules and regulations governing Benefit Plans and the penalties for noncompliance, and should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code of 1986, as amended (the "Code").

   DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

        Upon the completion of the Offer, shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price of each Share will be less than the net asset value per share of the Fund's Common Stock, the Offer will result in a dilution of net asset value per share for all shareholders, which will disproportionately affect shareholders who do not exercise their Rights. Although it is not possible to state precisely the amount of such decrease in net asset value because it is not known at the date of this Prospectus how many Shares will be subscribed for, or what the Subscription Price will be, such dilution could be substantial. For example, assuming all of the Shares are sold at the Estimated Subscription Price and after deducting all expenses related to the issuance of the Shares, the Fund's current net asset value per share would be reduced by approximately $_____ or ____% (or, in the event that all of the Rights are exercised and the Fund increases the number of Shares subject to subscription by 25% pursuant to the Over-Subscription Privilege, by approximately $____ or _____%).


     IMPORTANT DATES TO REMEMBER
                            EVENT                                                  DATE
     Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .         March __, 1996
     Subscription Period . . . . . . . . . . . . . . . . . . . . . . . .         March __, 1996- April __, 1996*
     Expiration Date and Pricing Date  . . . . . . . . . . . . . . . . .         April __, 1996*
     Payment for Shares or Notice of Guaranteed Delivery Due** . . . . .         April __, 1996*
     Payment for Guarantees of Delivery Due  . . . . . . . . . . . . . .         April __, 1996*
     Confirmation to Participants  . . . . . . . . . . . . . . . . . . .         April __, 1996*
     Final Payment for Shares  . . . . . . . . . . . . . . . . . . . . .           May __, 1996*

     *   Unless the Offer is extended to a date not later than April __, 1996.
     **  A shareholder exercising Rights must deliver either (i) a Subscription Certificate with payment for the Shares subscribed or (ii) a Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date.

                                     THE FUND

        The Fund has been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. The Fund was incorporated under the laws of the State of Maryland on May 11, 1992, and is registered under the 1940 Act. The Fund seeks long-term capital appreciation through investment of substantially all of its assets in listed equity securities of companies which derive, or which are expected to derive, a significant proportion (at least 50%) of their revenues from goods produced or sold, investments made or services performed in China, referred to herein as China companies. Under normal market conditions, at least 65% of the Fund's total assets is invested in equity securities of China companies listed on stock exchanges in China and Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as Korea, Singapore or Taiwan, in unlisted equity securities of China companies and in debt securities of China companies. See "Investment Objective and Policies," "Investment Restrictions," "The Securities Markets in China and Hong Kong," and "The People's Republic of China" in the SAI. The Fund completed an initial public offering of 6,750,000 shares of its Common Stock in July 1992. The net proceeds to the Fund from such offering were approximately $93.1 million. As of March 1, 1996, the net assets of the Fund were $156,410,126 and the Fund had paid or declared since inception dividends and capital gains distributions aggregating $8,168,688. The increase in the Fund's net assets since inception is primarily attributable to appreciation in the value of its portfolio securities and the receipt of net proceeds of $42.5 million from the Fund's June 1994 rights offering. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019 and its telephone number is (212) 713-3589.

                                 USE OF PROCEEDS

        If 2,397,344 Shares are sold at an assumed Subscription Price of $______ per share, net proceeds of the Offer are estimated to be approximately $___________, after deducting estimated expenses payable by the Fund, including the fees and expenses of the Dealer Manager named on the cover page hereof and other offering expenses estimated to be $__________. If the Fund increases the number of Shares subject to subscription by up to 25%, or 599,336 Shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $__________.

        The Investment Manager has advised the Fund that it anticipates that the net proceeds will be invested in accordance with its investment objective and the policies set forth under "Investment Objective and Policies" within three months of the date of this Prospectus (but in no event later than six months from the date of this Prospectus), depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be invested in certain high quality short-term debt instruments, as described below under "Investment Objective and Policies."


                   NET ASSET VALUE AND MARKET PRICE INFORMATION

             The shares of Common Stock of the Fund are listed and traded on the NYSE. The average weekly trading volume of the Common Stock on the NYSE during the fiscal year ended December 31, 1995 was approximately 109,900 shares. The following table shows, for each calendar quarter since the quarter ended March 31, 1993, (i) the high and low net asset values per share of the Fund, (ii) the high and low sale prices per share of Common Stock of the Fund, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the shares of Common Stock of the Fund traded at a premium over, or discount from, the Fund's high and low net asset values per share. Net asset value of the Fund is determined on the last business day of each week.

                                                                                           Premium or (Discount)
           Quarter Ended              Net Asset Value              Market Price                 Percentage
                                      High        Low             High      Low                High       Low

      March 31, 1993                   $14.89     $13.40        $14.25      $12.25              (4.3)%     (8.6)%

      June 30, 1993                     15.51      14.78         16.88       13.50                8.8      (8.7)

      September 30, 1993                15.48      14.42         17.13       14.25               10.6      (1.2)

      December 31, 1993                 23.21      16.05         28.00       16.25               20.6       1.3

      March 31, 1994                    23.79      17.06         26.50       17.63               11.4       3.3

      June 30, 1994                     18.08      16.47         20.00       17.63               10.6       7.0

      September 30, 1994                18.21      15.77         18.75       16.38                3.0       3.9

      December 31, 1994                 17.28      13.79         17.13       12.63               (0.9)     (8.4)

      March 31, 1995                    13.76      12.46         12.88       12.25               (6.4)     (1.7)

      June 30, 1995                     14.90      13.15         14.63       12.13               (1.8)     (7.8)

      September 30, 1995                15.39      14.45         13.38       12.25              (13.1)    (15.2)

      December 31, 1995                 15.29      13.68         14.00       13.75               (8.4)      0.5

             At the close of business on December 31, 1995, the Fund's net asset value was $14.52 per share while the closing market price of the Common Stock on the NYSE was $14.125 per share. As of December 31, 1995, the Fund had 9,589,377 shares of Common Stock outstanding and the net assets of the Fund were $139,245,942.

             The net asset values per share of the Fund's Common Stock at the close of business on March 1, 1996 and on March __, 1996 were $16.31 and $______, respectively, and the last reported sales prices of a share of the Fund's Common Stock on the New York Stock Exchange on those dates were $15.50 and $______, respectively.


                        INVESTMENT OBJECTIVE AND POLICIES

        The Fund's investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially all of its assets in listed equity securities of companies which derive, or which are expected to derive, a significant proportion (at least 50%) of their revenues from goods produced or sold, investments made or services performed in China, referred to herein as China companies. Under normal market conditions, as a fundamental policy, the Fund invests at least 65% of its total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in Korea, Singapore or Taiwan. The Investment Manager anticipates that, under normal market conditions, at least 80% of the Fund's assets will be invested in listed equity securities of China companies. Up to 15% of the Fund's total assets may be invested in unlisted equity securities of China companies for which there is no public trading market. The Fund may also invest to a limited degree (up to 20% of its total assets) in debt obliga-tions of China companies, which may be lower-rated or non-rated. Although, in general, the Fund's equity investments consist primarily of common stock of China companies, the Fund may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. See "Investment Objective and Policies" in the SAI.

        During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in China companies and invest in certain short-term (less than twelve months to maturity) debt securities. The short-term debt securities in which the Fund may invest consist of (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. The Fund may invest only in short-term debt securities that the Investment Manager determines to be of high quality, i.e., rated in one of the two highest rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the Investment Manager or the Fund's Board of Directors to be comparable in credit quality. The Fund will also invest in the instruments described above pending investment of the net proceeds of the offering made hereby and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to share-holders may not exceed 35% of the Fund's total assets. Under the 1940 Act, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The Fund reserves the right to invest in other investment companies to the full extent permitted by the 1940 Act, as it may be amended. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management, administrative, custodial and other fees with respect to assets so invested.

        The Investment Manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. The Fund invests and intends to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, chemicals, consumer products, construction, electric generating, elec-tronics, shipping, electricity, finance, food and beverage, household goods, international trading, machinery, mining, real estate development, retail trade, tourism and textiles. The Fund may not invest 25% or more of its total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the Investment Manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the Investment Manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China's increased economic contacts with foreign markets will be identified for investment by the Fund.

        In determining whether companies derive, or are expected to derive, at least 50% of their revenues from goods produced or sold, investments made or services performed in China, the Investment Manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which the Fund is considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of the issuer's China-related revenues and the Investment Manager is required to make a qualitative determination as to whether or not the issuer is a China company for the purposes of the Fund's investment objective.

        While the Fund invests a substantial portion of its assets in securities issued by established China companies, the Investment Manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies which the Investment Manager believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities issued by more established companies. The Fund has not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities the Fund may invest. See "Risk Factors and Special Considerations -- Investments in Unseasoned Companies."

        Foreign investment in securities listed on Chinese stock exchanges, such as is undertaken by the Fund, is currently restricted to "B" shares listed on the Shenzhen Stock Exchange and the Shanghai Securities Exchange. These are currently the only stock exchanges in China officially recognized by the PRC government to conduct trading. As of March 7, 1996, there were 70 "B" share issues listed on such exchanges in China. Although additional Chinese stock exchanges have been proposed and may be recognized by the PRC government in the future and additional China companies have applied to have "B" shares listed, opportunities to invest in China companies whose shares are listed on exchanges in China are expected to be limited for the next few years to a significant extent. In July 1993, a new class of equity securities of Chinese companies, "H" shares, began trading on the Stock Exchange of Hong Kong. "H" shares are listed and traded only on the Stock Exchange of Hong Kong and may be held only by non-PRC individuals and entities as described in "The Securities Markets in China and Hong Kong" in the SAI. As of March 7, 1996, there were 18 "H" share issues listed in Hong Kong. Due to the limited number of "B" and "H" share issues currently available, a high proportion of the Fund's total assets are and will likely continue to be invested in China companies incorporated outside of China and listed on the Stock Exchange of Hong Kong, at least until such time, if any, as there are further issues of "B" shares or "H" shares available for purchase by foreign investors such as the Fund. Although additional issues of "B" shares and "H" shares are anticipated, there can be no assurance that the volume of such issues will be substantial or that such issues will occur at all. See "Risk Factors and Special Considerations -- Market Characteristics" and "The Securities Markets in China and Hong Kong" in the SAI.

        The Fund's investment objective and its fundamental policy of investing at least 65% of its total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund's other investment policies described herein are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval, but the Fund will not effectuate change in its investment policies without prior or contemporaneous notice to its shareholders.

        The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle. There can be no assurance that the Fund's investment objective will be achieved.

        The Fund may also engage in other investment practices, such as borrowing, repurchase agreements, when-issued securities and delayed delivery transactions, hedging instruments and lending of its portfolio securities. See "Investment Objective and Policies -- Other Investment Practices" in the SAI.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

        The following discusses risks and special considerations with respect to the Offer and with respect to investment in the Fund.

   DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

        As a result of the Offer, shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price will be less than the net asset value per share, and the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution could be substantial. This dilution of net asset value per share will disproportionately affect shareholders who do not exercise their Rights.

   POLITICAL AND ECONOMIC FACTORS

        The economy of China differs, often unfavorably, from the United States economy in such respects as general development, wealth distribution, rate of inflation, volatility of the rate of growth of gross national product, capital reinvestment and balance of payments position, among others. Under China's communist political and economic system, the central government has historically exercised substantial control over vir-tually every sector of the Chinese economy through administrative regulation and/or state ownership. However, as a result of economic reform policies instituted by the PRC government in the 1980s and 1990s direct central and local government control over the business and production activities of China enterprises and companies has diminished. Current economic reforms, embodied in the "socialist market economy" program of the Chinese Communist Party ("CCP"), seek to further reduce state involvement in the Chinese economy. Under the "socialist market economy" program, the CCP has announced its plans to reduce substantially state ownership and management of the assets of all state-owned companies. Consequently, the business autonomy of China companies currently in the public sector may be increased significantly and such companies are expected to become responsible to a considerable extent for their own profits and losses. If these policies are fully implemented, many China companies may be expected to apply for listings on stock exchanges in China. However, the lack of state support implicit in such policies may lead to situations in which some of these China companies face potential or actual insolvency, particularly as comprehensive price de-regulation is also contemplated under the "socialist market economy" program. However, for political reasons, it remains uncertain whether and to what extent the CCP and the PRC government will implement the "socialist market economy" program.

        Notwithstanding the economic reforms instituted by the PRC government and the CCP, actions of the PRC central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. The PRC government has from time to time in the past taken, and may in the future take, actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the assets of the Fund held in China. The Chinese government has, in the past, expropriated large amounts of private property. Since the CCP, which was responsible for such prior expropriations, continues to be the ruling party in China there can be no assurance that further expropriation will not occur again in the future. Such expropriation could result in investors losing all or substantially all of their investment in the Fund.

        Although the Chinese economy has experienced substantial growth in the past five years, such growth has not been balanced in all sectors of the economy. Continued economic growth and development in China is dependent in many respects on the further implementation of the economic reform programs begun in 1978 and reiterated in China's Ninth Five-Year Plan (for the period 1996-2000). There can be no assurance that the Chinese government will continue to actively pursue such economic reform programs (including recognition of any additional Chinese stock exchanges) or, if it does, that such economic policy initiatives will be successful. Many observers have attributed the Chinese government's current commitment to such economic policy initiatives to the personal influence of the 91 year old senior Chinese leader Deng Xiaoping. There can be no assurance that current or future Chinese government leaders will continue to promote such initiatives. A return to the entirely centrally planned economy that existed prior to 1978 or a renewal of past adverse economic conditions or stagnant economic development could adversely affect the value of the Fund's investments in the securities of China companies.

        At present, much of the private sector activity in China is export driven and, therefore, affected by developments in the economies of China's principal trading partners. Accordingly, adverse publicity relating to human rights issues or revocation by the United States of China's "most favored nation" trading status, which the U.S. Congress currently considers on an annual basis, could adversely affect the trade and economic development of China and, indirectly, the economy of Hong Kong, as such action could reduce the volume of trade flowing through Hong Kong.

        Sovereignty over Hong Kong will be transferred from Great Britain to China on July 1, 1997 at which time Hong Kong will become a Special Administrative Region ("SAR") of China. Under the agreements providing for such transfer (known as the "Joint Declaration"), and the Chinese law implementing its commitments thereunder (the "Basic Law"), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative and judicial power. Laws currently in force, as they may be amended by the SAR legislature, are to remain in force except to the extent they contravene the Basic Law (and published opinions differ as to the degree to which certain portions of the Basic Law are consistent with the provisions of the Joint Declaration). China may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Hong Kong's current social freedoms, including freedoms of speech, press, assembly, travel and religion, are not to be affected.

        There can be no assurance that the commitments made by China regarding Hong Kong will be maintained. The 1993-94 implementation of British proposals to extend limited democracy in Hong Kong caused a political rift with the Chinese government which led to a series of threats from China that current and future commercial contracts would be invalidated. British and Chinese officials engaged in a series of rounds of talks related to these proposals. The crux of the impasse between Britain and China related to certain proposals for electoral change in Hong Kong introduced by the governor of Hong Kong and the British decision to implement such electoral reforms over China's vehement opposition. The Hong Kong Legislative Council approved several bills incorporating the electoral reform measures proposed by the governor of Hong Kong. The PRC government has expressed its strong dissatisfaction with such unilateral political actions and vowed to overturn these electoral arrangements, to abolish Hong Kong's

   Legislative Council and restructure the governmental system when it resumes sovereignty in July 1997.

        Sino-British relations improved in 1995, although the PRC government denounced the results of Legislative Council elections which resulted in sweeping victories for the Democratic Party. On January 1, 1996, the Preparatory Committee, the new PRC-approved vehicle for transitional preparations, came into existence. Although the Preparatory Committee appears to be more representative than its predecessor, the Preliminary Working Committee, and includes a number of prominent Hong Kong businessmen, political tensions between China and Britain are likely to continue through 1996 as preparations continue for the 1997 handover. There can be no assurance that the continuing political frictions between China and Britain will not have a material adverse effect on the stock markets of Hong Kong and China.

        Political friction between China and Taiwan has increased during the past six months as a result of Taiwanese President Lee Teng-hui's visit to the United States in June 1995, China's recent conduct of military exercises in the waters near Taiwan, which have increased in the period preceding Taiwan's first direct Presidential elections scheduled for March 23, 1996, and concerns that China may refocus on its desire for reunification of Taiwan with China. Further deterioration in relations between China and Taiwan could have a material adverse effect on the stock markets in China, Hong Kong and Taiwan.

   MARKET CHARACTERISTICS

        The Chinese, Hong Kong and other foreign securities markets on which the securities of China companies are traded are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility relative to the U.S. securities markets. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors (including investment funds and other institutional investors), particularly in the Chinese securities markets.

             The following table sets forth certain market capitalization and average daily trading value figures:

                                                                                                 Average Daily
                                                               Aggregate Market                Trading Value (for
                                                                Capitalization               period January 1, 1995
                                                            (at December 31, 1995)           to December 31, 1995)
     Combined Shenzhen Stock Exchange and
     Shanghai Stock Exchange for "B" shares                 HK$16.9 billion                 HK$27.1 million


     New York Stock Exchange for
     all equity securities                                  $6,014.0 billion                  $346.1 million

     Stock Exchange of Hong Kong for
     "H" shares                                              HK$16.4 billion                 HK$64.9 million

     Stock Exchange of Hong Kong for
     all equity shares                                     HK$2,348.3 billion               HK$3,347.0 million


        In addition to their smaller size and lesser liquidity, the Chinese, Hong Kong and other foreign securities markets in which the Fund may invest are less developed than U.S. securities markets. Regulatory standards are, in many respects, less stringent than U.S. standards. There generally is less government supervision and regulation of exchanges, brokers and issuers in China, Hong Kong and such other securities markets than there is in the United States. Furthermore, there is a lower level of monitoring and oversight of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information ("insider trading") and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Certain of these practices would generally be considered unlawful if conducted in the U.S. securities markets.

        The Chinese securities markets are in the earliest stages of development and are undergoing a period of rapid growth and regulatory reforms which may lead to difficulties in settlement and recording of transactions and in interpreting and applying the relevant regulations. See "The Securities Markets in China and Hong Kong" in the SAI.

   LIMITATIONS ON INVESTMENT

        There are currently two stock exchanges in China which have been approved by the PRC government to conduct trading, the Shenzhen Stock Exchange and the Shanghai Securities Exchange. See "The Securities Markets in China and Hong Kong" in the SAI. Shares which are listed on those stock exchanges are divided into two categories, "A" shares and "B" shares. "A" shares are traded in RMB and are available only to Chinese citizens or institutions and may not be acquired by the Fund. "B" shares or "renminbi special shares," are denominated in RMB, and currently are issued only to foreign investors (including overseas PRC citizens) for payment in foreign currencies and may only be traded in foreign currencies (currently Hong Kong dollars and U.S. dollars). Apart from those distinctions, "B" shares carry the same rights and obligations as "A" shares. As of March 7, 1996, there were 70 "B" share issues listed on these exchanges. Consequently, currently and possibly for an indefinite period, opportunities for the Fund to invest in companies whose shares are listed in China will be limited. The relatively limited number of issuers of "B" shares available to foreign investors may impair the Fund's ability to diversify its investments among certain sectors of the economy. Since "B" shares are not intended to be issued to Chinese citizens residing in China, national legislation, as well as local regulations in Shanghai and Shenzhen, establish trading procedures intended to ensure that "B" shares should not be purchased by domestic Chinese buyers.

   CHINESE CORPORATE LAW

        Corporate law in China is developing rapidly, but still does not provide a systematic and comprehensive legal framework for the regulation of corporations comparable to that which exists in the United States. In December 1993, the PRC enacted its first national company law ("Company Law") which became effective on 1st July 1994. The PRC Company Law provides for two corporate forms: the limited liability company and the company limited by shares, and aims to re-organize existing state-owned enterprises into either one of these two corporate forms. Foreign invested companies limited by shares, however, are governed by the "Provisional Regulations on Several Issues Concerning the Establishment of Foreign Invested Companies Limited by Shares" (the "Regulations"). The Regulations make clear that the Company Law governs such companies only with respect to matters not covered in the Regulations and the Special Regulations on

   Foreign Offerings and Listings of Companies Limited by Shares. The Company Law is also generally applicable to foreign invested enterprises to the extent regulations relating more specifically to foreign investment enterprises are silent. The Company Law covers many of the issues addressed in corporate legislation in the United States, including provisions on the fiduciary responsibility of directors and officers and the rights of shareholders, but this legal protection has yet to be tested in practice. It is unclear what effect the PRC Company Law will have on prior national enactments, such as the Opinion on Standards for Companies Limited by Shares and Opinion on Standards for Limited Liability Companies ("Standards Opinions"), promulgated in May 1992, and local company law regulations which exist in the Shenzhen Special Economic Zone and Shanghai. Indications are that the Shenzhen and Shanghai regulations will continue in force in so far as they do not conflict with the national Company Law. The legal status of companies limited by shares established pursuant to the Standards Opinions are preserved and these companies are required within a specified period of time to conform to the provisions of the Company Law.

   REPORTING STANDARDS

        Accounting, auditing and financial reporting standards and requirements in China, Hong Kong and the other foreign securities markets in which the Fund may invest are different from, and in many respects (particularly in the case of China) less stringent than those applicable to U.S. companies, and less information is available to investors investing in the securities of China companies listed in Hong Kong, China or such other foreign markets than to investors investing in securities of U.S. companies. The items appearing on the financial statements of a company listed in such foreign markets may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.

   CURRENCY FLUCTUATIONS

        The Fund invests principally in securities denominated in HK$ and RMB, holds cash and cash equivalents denominated in such currencies and most of the Fund's income is received or realized in such currencies, although the Fund is required to compute its net asset value and to compute and distribute its income in U.S. dollars. Accordingly, changes in the value of the Hong Kong dollar, the RMB or any other currency in which the Fund's investments are denominated against the U.S. dollar result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in such currencies and the Fund's net asset value, and changes the U.S. dollar value of income and gains derived in such currencies. If the value of the Hong Kong dollar, in which the Fund receives income, falls relative to the U.S. dollar between accrual of the income and the making of Fund distributions, the amount of Hong Kong dollars required to be converted into U.S. dollars by the Fund to pay distributions will increase and the Fund could be required to liquidate portfolio securities to make such distributions. In addition, if such exchange rates change adversely on the sale date and the settlement date of a portfolio security, the Fund may incur losses. Similarly, if such exchange rates decline between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currencies required to be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the Hong Kong dollar equivalent of such expenses at the time they were incurred. There can be no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. The Fund is permitted to borrow money to make distributions required to maintain its status as a regulated investment company for U.S. tax purposes. The Renminbi has experienced significant devaluations relative to the U.S. dollar in the past.

        The Investment Manager generally does not seek to hedge against a decline in the value of the Fund's non-dollar-denominated portfolio securities resulting from a currency devaluation or fluctuation. As a consequence, the Fund will be subject to the risk of changes in value of foreign currencies affecting the value of its portfolio assets, as well as the value of the amounts of interest, dividends and net realized capital gains received or to be received in foreign currencies. Therefore, the risk of currency devaluations and fluctuations and the effect these may have on the Fund should be carefully considered by investors in determining whether to purchase shares of the Fund.

   EXCHANGE CONTROLS

        There is centralized control and unified management of foreign exchange in the PRC. The legal framework for foreign exchange control in the PRC is based on the Provisional Regulations for Foreign Exchange Control of the People's Republic of China, promulgated on December 18, 1980, the Implementing Rules of the Foreign Exchange Control Regulations relating to Overseas Chinese-Invested Enterprises, Foreign Investment Enterprises and Sino-foreign Equity Joint Venture Enterprises, promulgated on August 1, 1983, and the Provisional Regulations on Foreign Exchange Sales, Purchases and Payments ("Foreign Exchange Provisions"), promulgated on March 26, 1994. The State Administration of Exchange Control (the "SAEC") is responsible for matters relating to foreign exchange administration, while the People's Bank Of China ("PBOC") is in charge of foreign exchange operations. The PBOC sets the daily exchange rate of RMB against major foreign currencies with reference to the trading price of the Renminbi on the previous day at the China Foreign Exchange Trading Center based in Shanghai ("CFETC"). The Foreign Exchange Provisions prohibit the circulation, use or pledging of foreign currency within China and the sale or purchase of foreign currency without SAEC authorization.

        RMB are not at present freely convertible into foreign currencies, although the PRC government has declared its intention to make RMB a fully convertible currency within the next five years. The first step towards eventual convertibility of RMB occurred in January 1994, when the PRC government unified the official exchange rate and the foreign exchange adjustment center ("swap center") rate, by adopting a managed floating exchange rate system. The unification of exchange rates is intended to harmonize the PRC's foreign exchange system with free market policies rather than socialist central planning. However, the PBOC has indicated that it will continue to intervene in the foreign exchange markets and to use monetary policy and interest rates to stabilize the RMB exchange rate.

        The unification of exchange rates is linked to the eventual convertibility of the Renminbi, which the PRC has officially declared will occur by 2000. China recently announced that it might be able to introduce the convertibility of the Renminbi as early as later this year but with respect to current account items only. Capital account items will continue to be technically inconvertible for the foreseeable future.

        As part of the process leading to convertibility of the Renminbi, the CFETC was formally established and came into operation in April 1994.
   CFETC has set up a computerized network with sub-centers in several major cities, thereby forming an interbank market in which designated PRC banks can trade and settle their foreign currencies. The establishment of CFETC was originally intended to coincide with the abolition of swap centers.
   The swap centers have, however, been retained as an interim measure and foreign investment enterprises are currently required to enter into foreign exchange transactions only through the swap centers. Under the Foreign Exchange Provisions, all PRC enterprises with the exception of foreign investment enterprises are required to sell their foreign exchange income to designated banks authorized in dealing foreign exchange. Chinese enterprises that sell their foreign exchange receipts to such banks may apply to the SAEC to open foreign exchange accounts at designated foreign exchange banks and to handle foreign exchange settlement in accordance with the Foreign Exchange Provisions. It is expected that foreign investment enterprises in the PRC will be allowed access to CFETC for certain foreign exchange transactions upon the abolition of the swap centers in the near future.

        Although issuers of "B" shares currently pay dividends and distributions thereon in U.S. dollars or Hong Kong dollars, the ability of such issuers to pay dividends and distributions in such currencies is related to their ability to generate from their operations revenues denominated in such currencies or in currencies freely convertible into such currencies, which may in turn be dependent upon the ability of such issuers to export their goods or services for payment in such currencies. Issuers of "B" shares may also be able to convert RMB revenues derived from the domestic operations into U.S. dollars or Hong Kong dollars at the PRC "swap centers" or through CFETC's interbank market to pay dividends or distributions in such currencies.

        Issuers of "H" shares currently pay dividends and distributions thereon in Hong Kong dollars. The ability of such issuers to pay dividends and distributions in Hong Kong dollars is related to their ability to generate from their operations revenues denominated in Hong Kong dollars or in currencies freely convertible into Hong Kong dollars, which may in turn be dependent upon the ability of such issuers to export their goods or services for payment in such currencies. Issuers of "H" shares may also be able to convert RMB revenues derived from their domestic operations into Hong Kong dollars in order to pay dividends and distributions in Hong Kong dollars to foreign investors in "H" shares. Although settlement of purchases and sales of "H" shares may be made in Hong Kong dollars, "H" shares are denominated in RMB and all Hong Kong dollar payments to foreign investors are based on the applicable exchange rate.

   INVESTMENTS IN UNLISTED SECURITIES

        The Fund is permitted to invest up to 15% of its total assets in equity securities of China companies that are not listed on a securities exchange. The risk of investing in such companies generally is greater than the risk of investing in publicly traded companies. Companies whose securities are not publicly traded are not subject to the same disclosure and other legal requirements that are applicable to companies with publicly traded securities. While some of them are large, companies whose securities are not publicly traded tend to be smaller than publicly traded companies and generally have smaller capitalizations and fewer resources, and therefore often are more vulnerable to financial failure. Because of the absence of a trading market for these investments, the Fund may not be able to realize their value upon sale. See "Investment Objective and Policies" in the SAI.

   INVESTMENTS IN UNSEASONED COMPANIES

        While the Fund invests a substantial portion of its assets in the securities of established China companies, the Fund also may invest in the securities of smaller, less seasoned China companies. Investments in the securities of these less seasoned China companies may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. The securities of smaller, less seasoned China companies may be subject to more abrupt and erratic market price movements than larger, more established companies. The Fund has not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities the Fund may invest. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

   LOWER-RATED (HIGH RISK) AND NON-RATED SECURITIES

        The Fund may invest to a limited degree (up to 20% of its total assets) in debt securities of China companies that are in the lower rating categories of recognized rating agencies or are non-rated. There is no minimum rating required for the debt securities in which the Fund may invest; however the Fund may not invest in debt securities that are in default. The debt securities in which the Fund may invest may be listed or unlisted on any public trading market. These lower-rated securities and non-rated securities of comparable quality to such lower-rated securities, referred to herein as lower grade securities, entail high risks and are commonly referred to as "junk bonds." Lower grade securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and involve more credit risk than securities in the higher rating categories.

        The market values of lower grade securities tend to reflect individual corporate developments to a greater extent than do those of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower grade securities may depress the prices for such securities. Such lower grade securities are dependent upon favorable business, financial or economic conditions, may be subordinated to senior debt and can be regarded as having extremely poor prospects of ever attaining any real investment standing. These and other factors adversely affecting the market value of such lower grade securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

        Lower grade securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring lower grade securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or recession, highly leveraged issuers of such securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer.

        The Fund will have relatively greater difficulty disposing of lower grade securities because they will likely not have an active trading market. The lack of an active secondary market may also have an adverse effect on market prices and will make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets.
   The credit ratings issued with respect to lower grade securities evaluate only the safety of principal and interest in respect of such securities and not the risk of changes in market value. In addition, credit rating agencies may not make timely changes in the applicable credit ratings to reflect subsequent events. To the extent that the Fund invests in non-rated securities, whether or not such securities are lower grade securities, the Fund will be more dependent upon the credit analysis of the Investment Manager with respect to such securities than would be the case with investments in securities rated by a recognized rating agency.

   INVESTMENT AND REPATRIATION RESTRICTIONS

        Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and increase the costs and expenses of the Fund. The PRC may require prior government approval for foreign investment, or limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company. Taiwan currently imposes significant limitations on investment of foreign equity capital in companies in Taiwan. In addition, Taiwan and the PRC restrict investment opportunities in issuers or industries deemed important to national interests. In Taiwan, government approval is required for the repatriation of investment income and capital, and the proceeds of sales of securities by foreign investors. In the PRC, government approval is required for the repatriation of capital following the liquidation of an investment. In addition, if there is a deterioration in China's balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. Currently, capital invested in Taiwan cannot be repatriated for at least three months, while earnings from Taiwan may be repatriated only once each fiscal year. The Taiwan government recently announced proposals to relax certain of Taiwan's foreign investment restrictions. It is not known whether, or when, such proposals will be adopted. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or income, as well as by the application to the Fund of any additional restrictions on investments. If for any reason the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code. See "Taxation" and "Taxation" in the SAI.

   CERTAIN ANTI-TAKEOVER PROVISIONS

        The Fund's Articles of Incorporation and Bylaws (together, the "Charter Documents") contain provisions that could have the effect of limiting (i) the ability of any party to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, (iii) the ability of the Board of Directors or shareholders of the Fund to amend the Charter Documents or effect changes in the Fund's management or (iv) the conversion of the Fund to an open-end investment company. The Board of Directors of the Fund is divided into three classes, each having a term of three years. Such system of electing directors may have the effect of maintaining continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of directors. Certain actions require the affirmative vote of the holders of 75% of the Fund's shares. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. See "Description of Common Stock -- Certain Anti-Takeover Provisions of the Fund's Articles of Incorporation and Bylaws."

   OPERATING EXPENSES

        The Fund's annual operating expenses are higher than those of U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required in investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. As a result of the relatively high expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

   NET ASSET VALUE DISCOUNT

        The Fund is a closed-end investment company. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. See "Net Asset Value and Market Price Information." The Fund cannot predict whether its shares will trade at, below or above net asset value in the future. The Fund's shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on any exchange where such shares are then listed at the then current market value, which may differ from the then current net asset value.

   NON-DIVERSIFICATION

        The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities than a diversified investment company. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.


                              MANAGEMENT OF THE FUND

   BOARD OF DIRECTORS

        The management of the Fund, including general supervision of the duties performed by the Investment Manager under the Management Agreement (as defined herein), is the responsibility of its Board of Directors. For certain information regarding the Directors and officers of the Fund, see "Management of the Fund -- Directors and Officers" in the SAI.

        Certain of the directors of the Fund reside outside the United States and substantially all the assets of such persons are located outside the United States. None of the Directors of the Fund who reside outside the United States have appointed an agent for service of process in the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the Federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against such persons predicated solely upon the U.S. securities laws.

   INVESTMENT MANAGER

        Baring International Investment (Far East) Limited serves as the Investment Manager of the Fund. The Investment Manager is a United Kingdom corporation which was organized in 1982 to advise U.S. institutional clients with respect to investments in Asia. It is an indirect wholly-owned subsidiary of Baring Asset Management Limited ("BAM"), which is an indirect wholly-owned subsidiary of Internationale Nederlande Groep N.V. ("ING"). ING acquired substantially all of the businesses, assets and liabilities of the asset management, banking and securities operations of the Barings group of companies in March 1995.

        BAM is a leading international investment manager and, through its subsidiaries, had approximately $40 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 1995. BAM had approximately $6 billion invested in Asian securities markets (excluding Japan) as of December 31, 1995.

        Subject to the supervision of the Fund's Board of Directors and pursuant to a management agreement (the "Management Agreement"), the Investment Manager manages the Fund's investments, in accordance with the Fund's investment objective, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Fund pays the Investment Manager a monthly fee at the annual rate of 1.25% of the Fund's average weekly net assets. The fees payable to the Investment Manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The Investment Manager received fees equal to $1,703,414 for the year ended December 31, 1995.

        Portfolio Manager. The name of the person associated with the Investment Manager who is primarily responsible for the day-to-day management of the Fund's portfolio, his title and business experience during the past five years is as follows:

        Thomas Walker -- Portfolio Manager -- Director of Baring International Asset Administration Limited since November 1993; Fund Manager for Edinburgh Fund Managers PLC from November 1987 to October 1993 and was an assistant director for such fund from July 1991 to October 1993.

        Certain directors and officers of the Fund are also directors or officers of the Investment Manager or affiliates of the Investment Manager as indicated under "Management of the Fund -- Directors and Officers" included in the SAI. The Investment Manager's offices are located at 1901 Edinburgh Tower, 15 Queen's Road Central, Hong Kong.

   ADMINISTRATOR

        The Administrator of the Fund is Mitchell Hutchins Asset Management Inc., a Delaware corporation and an affiliate of PaineWebber Incorporated, the Dealer Manager. The Administrator's principal offices are located at 1285 Avenue of the Americas, New York, New York.

        Under an administration agreement with the Fund (the "Administration Agreement"), the Administrator agrees to perform or arrange for the performance of the following services for the Fund: maintenance of the books and records of the Fund required under the 1940 Act; preparation of the Fund's federal, state and local income tax returns; preparation of financial information for the Fund's proxy statements and semiannual and annual reports to shareholders; responding to inquiries from Fund shareholders; calculation of the net asset value of the Fund's shares; oversight of the performance of administrative and professional services rendered to the Fund by others, including its custodian, registrar, dividend paying agent, transfer agent, as well as accounting, auditing and other services; providing the Fund with administrative office space and preparation of the Fund's reports to the Securities and Exchange Commission. For these services, the Administrator receives a monthly fee at an annual rate of 0.22% of the Fund's average weekly net assets of up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000. The Administrator received fees equal to $287,546 for the year ended December 31, 1995.

   MANAGEMENT AND ADMINISTRATION AGREEMENTS

        The Management Agreement and the Administration Agreement (collectively referred to herein as the "Agreements") set forth the services to be provided by and the fees to be paid to each party, as described above. Neither the Investment Manager nor the Administrator shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of, its obligations and duties under, such Agreements or, in the case of the Investment Manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award or damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act). The Fund has agreed to indemnify the Investment Manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the Management Agreement.

        The Agreements provide that the Investment Manager and the Administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under such Agreements. The Investment Manager and the Administrator further agree to pay all salaries and fees of the Fund's directors and officers who are interested persons (as such term is defined in the 1940 Act) of such party. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as such term is defined in the 1940 Act) of any other party to the Agreements; out-of-pocket travel expenses for all directors and officers and other expenses incurred by the Fund in connection with directors' meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

        It is not possible to state precisely the amount of additional compensation the Investment Manager and the Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. Assuming that all of the Rights are exercised, the Fund increases the number of

   Shares subject to subscription by 25% pursuant to the Over-Subscription Privilege and the net asset value per Share remains at its current level, the Investment Manager would receive annual fees equal to $____________ and the Administrator will receive annual fees equal to $____________.

        The services of the Investment Manager and the Administrator are not deemed to be exclusive, and nothing in the Agreements will prevent either of them or their affiliates, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. See "Management of the Fund -- Management and Administration Agreements" in the SAI.


                            DISTRIBUTION ARRANGEMENTS

        PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York will act as dealer manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date hereof, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights by Record Date shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory services equal to 1.25% of the Subscription Price per Share for Shares issued pursuant to the Offer and to pay broker-dealers, including the Dealer Manager, fees for their soliciting efforts (the "Solicitation Fees") of 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. Solicitation Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates.

        In addition, the Fund has agreed to reimburse the Dealer Manager up to $100,000 for its reasonable expenses incurred in connection with the Offer. The Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Agreement except for any act of bad faith, willful misconduct, or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Agreement.

        The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement without the prior consent of PaineWebber Incorporated, as Dealer Manager, except for the Shares and Common Stock issued in reinvestment of dividends or distributions.


             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

        The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PNC Bank, National Association (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by PNC Bank, National Association, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent c/o PNC Bank, National Association, 103 Bellevue Parkway, Wilmington, Delaware 19809. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash.
   A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact their broker or nominee for details concerning participation in the Plan.

        The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants will buy shares of Common Stock on the open market, on the NYSE or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or
   (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date.

        The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

        In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

        There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions are paid by the Fund. There is no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

        The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions. See "Taxation" in the SAI.

        Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.


                           DESCRIPTION OF COMMON STOCK

        The Fund is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value per share. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this Offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description and the description under "Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

        Set forth below is information with respect to the Common Stock as of March 1, 1996:


                                                                                     AMOUNT OUTSTANDING EXCLUSIVE
                                                        AMOUNT HELD BY FUND           OF SHARES HELD BY FUND FOR
                 AMOUNT AUTHORIZED                        FOR ITS ACCOUNT                   ITS OWN ACCOUNT

     100,000,000 shares  . . . . . . . . . . .               0 shares                      9,589,377 shares


   CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND
   BYLAWS

        The Fund presently has provisions in its Charter Documents that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or shareholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Commencing with the first annual meeting of shareholders, the Board of Directors was divided into three classes. Such system of electing Directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of Directors. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. For the full text of these provisions, reference is made to the Articles of Incorporation and Bylaws of the Fund, on file with the Securities and Exchange Commission. See "Additional Information" below.

        The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

   REPURCHASE OF SHARES

        Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's shares might similarly trade at a discount, the Fund's Board of Directors has determined that it would be in the interest of shareholders for the Fund to consider action to attempt to reduce or eliminate any market value discount from net asset value. To that end, the Board contemplates that the Fund may from time to time take action either to repurchase in the open market or to make a tender offer for its shares at net asset value. The Board, in consultation with the Investment Manager, will review on a periodic basis the desirability of open market repurchases and/or tender offers for the Fund's Common Stock. The Board may at any time, however, decide that the Fund should not make any such repurchase or tender offer. Although the Board of Directors believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. If the Fund borrows to effect any such acquisition of shares, the interest payments in respect of such borrowings will also increase the Fund's expense ratio. See "Description of Common Stock -- Repurchase of Shares" in the SAI.


                                     TAXATION

        The Fund intends to continue to qualify, and elect to be treated, as a regulated investment company under the Code. The Fund intends to distribute substantially all its net investment income and net capital gains each year (thereby avoiding the imposition of federal income and excise taxes on such distributed income and gain in the Fund). Such distributions will be taxable as ordinary income and long-term capital gains, respectively, to shareholders of the Fund who are subject to tax. After the end of each taxable year, the Fund will notify shareholders of the federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. For a discussion of certain United States, Hong Kong and China income tax consequences to shareholders of the Fund see "Taxation" in the SAI.


          CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

        Brown Brothers Harriman & Co. ("Brown Brothers"), 59 Wall Street, New York, New York 10005, serves as custodian for the Fund. Rule 17f-5 adopted under the 1940 Act permits the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. subcustodians. Under the terms of subcustodial agreements between Brown Brothers and each of Hong Kong and Shanghai Banking Corporation ("HKSB"), Standard Chartered Bank and Citibank, N.A., the Fund's assets in Hong Kong, China and Korea are held by HKSB, Standard Chartered Bank and Citibank, N.A. The Custodian may, subject to the approval of the Fund's Board of Directors and the provisions of Rule 17f-5, employ other subcustodians for assets of the Fund held outside the United States. The majority of the Fund's assets are held in Hong Kong.

        Selection of HKSB, Standard Chartered Bank and Citibank, N.A. as the Fund's subcustodians has been made by the Fund's Board of Directors following consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to perform custodial services for the Fund, the reputation of the institution in its national market and the risks of potential nationalization or expropriation of Fund assets.

        The transfer agent, dividend paying agent and registrar for the Fund's Common Stock is PNC Bank, National Association. The principal business address of the transfer agent, dividend paying agent and registrar is c/o PNC Bank, National Association, 103 Bellevue Parkway, Wilmington, Delaware 19809.


                                     EXPERTS

        The audited financial statements of the Fund included in the SAI have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, New York, New York, given on the authority of said firm as experts in auditing and accounting.


                 VALIDITY OF COMMON STOCK AND OTHER LEGAL MATTERS

        With respect to matters of United States law, the validity of the Common Stock offered hereby will be passed upon for the Fund by White & Case, New York, New York. Certain legal matters will be passed upon for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom, Chicago, Illinois. White & Case and Skadden, Arps, Slate, Meagher & Flom will rely on Piper & Marbury L.L.P., Baltimore, Maryland, with respect to matters of Maryland law.


                              AVAILABLE INFORMATION

        The Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Securities and Exchange Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at the Securities and Exchange Commission's New York Regional Office, Seven World Trade Center, 13th Floor, New York, New York 10048 and Chicago Regional Office, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2311. Copies of such materials can be obtained from the public reference section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

        Additional information regarding the Fund and the Shares is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange Commission, Washington, D.C. This Prospectus and the SAI does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares of Common Stock offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                                                          TABLE OF CONTENTS
                                                                 OF
                                                 STATEMENT OF ADDITIONAL INFORMATION
                                                                                                                            PAGE

     Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             B-2
     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             B-5
     Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             B-6
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             B-11
     Description of Common Stock. . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . .                             B-11
     The Securities Markets in China and Hong Kong . . . . . . . . . . . . . . . . . . . . . .                             B-14
     Portfolio Transactions and Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . .                             B-24
     Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             B-25
     The People's Republic of China  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             B-32
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             F-1
     Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             F-2



                           THE GREATER CHINA FUND, INC.

            2,397,344 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF
                  9,589,377 RIGHTS TO SUBSCRIBE FOR SUCH SHARES

                                    PROSPECTUS

                             PAINEWEBBER INCORPORATED

                              _____________________

                                  MARCH __, 1996
   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT MANAGER OR THE DEALER MANAGER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIR-CUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OTHER THAN THE SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR AN OFFER TO BUY THE SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                                          _________________
                                                          TABLE OF CONTENTS
                                                                                                                            Page
     Expense Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     The Offer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     The Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Net Asset Value and Market Price Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Risk Factors and Special Considerations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distribution Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Dividends and Distributions;
       Dividend Reinvestment Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Description of Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian, Transfer Agent, Dividend Paying Agent
       and Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Validity of Common Stock and Other Legal
       Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Available Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Table of Contents of the Statement of
       Additional Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



                              SUBJECT TO COMPLETION
                    PRELIMINARY PROSPECTUS DATED MARCH 8, 1996

                           THE GREATER CHINA FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

        The Greater China Fund, Inc. (the "Fund") has been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. The Fund seeks long-term capital appreciation through investment of substantially all of its assets in listed equity securities of companies which derive, or which are expected to derive, a significant proportion (at least 50%) of their revenues from goods produced or sold, investments made or services performed in The People's Republic of China ("China" or the "PRC"), referred to herein as China companies. Under normal market conditions, at least 65% of the Fund's total assets is invested in equity securities of China companies listed on stock exchanges in China and Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as Korea, Singapore or Taiwan, in unlisted equity securities of China companies and in debt securities of China companies. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019 and its telephone number is (212) 713-3589.

        This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated March __, 1996 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 733-8481, extension 322. This Statement of Additional Information incorporates by reference the entire Prospectus.

   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                          TABLE OF CONTENTS

                                                                                                                            PAGE
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       B-2
     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       B-5
     Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       B-6
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       B-11
     Description of Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       B-11
     The Securities Markets in China and Hong Kong . . . . . . . . . . . . . . . . . . . . . . . . .                       B-14
     Portfolio Transactions and Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       B-24
     Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       B-25
     The People's Republic of China  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       B-32
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       F-1
     Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       F-2



   The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the

   Securities and Exchange Commission, Washington, D.C. (the "SEC"). The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


     The date of this Statement of Additional Information is March __, 1996.

                        INVESTMENT OBJECTIVE AND POLICIES


   GENERAL

        The Fund's investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially all of its assets in listed equity securities of companies which derive, or which are expected to derive, a significant proportion (at least 50%) of their revenues from goods produced or sold, investments made or services performed in China, referred to herein as China companies. Under normal market conditions, as a fundamental policy, the Fund invests at least 65% of its total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in Korea, Singapore or Taiwan. The Investment Manager anticipates that, under normal market conditions, at least 80% of the Fund's assets is invested in listed equity securities of China companies. Up to 15% of the Fund's total assets may be invested in unlisted equity securities of China companies for which there is no public trading market. The Fund may also invest to a limited degree (up to 20% of its total assets) in debt obligations of China companies, which may be lower-rated or non-rated. Although, in general, the Fund's equity investments consist primarily of common stock of China companies, the Fund may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. See "Investment Objective and Policies" in the Prospectus.

        During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in China companies and invest in certain short-term (less than twelve months to maturity) debt securities. The short-term debt securities in which the Fund may invest consist of (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. The Fund intends to invest only in short-term debt securities that the Investment Manager determines to be of high quality, i.e., rated in one of the two highest rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the Investment Manager or the Fund's Board of Directors to be comparable in credit quality. The Fund will also invest in the instruments described above pending investment of the net proceeds of the offering made hereby and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of the Fund's total assets. Under the 1940 Act, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The Fund reserves the right to invest in other investment companies to the full extent permitted by the 1940 Act, as it may be amended. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management, adminis-trative, custodial and other fees with respect to assets so invested.

        The Investment Manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. The Fund invests and intends to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, chemicals, consumer products, construction, electric generating, elec-tronics, finance, food and beverage, household goods, international trading, machinery, mining, real estate development, retail trade, tourism and textiles. The Fund does not invest 25% or more of its total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the Investment Manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the Investment Manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regu-lation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China's increased economic contacts with foreign markets will be identified for investment by the Fund.

        The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle. There can be no assurance that the Fund's investment objective will be achieved.


   INVESTMENT IN CHINA COMPANIES

        The Investment Manager believes that the potential for growth of the Chinese economy and its securities markets offers investment opportunities to investors seeking long-term capital appreciation who are willing to assume the risks associated with an investment in the Fund.

        For most of its history, the PRC has had a centrally planned economy controlled by the Chinese Communist Party. In 1978, as part of the "Four Modernizations" program, China began to implement a variety of economic reform policies designed to, among other things, reduce the role of central planning in the Chinese economy and to remove direct government control over the business activities of Chinese enterprises and companies. This process of economic reform accelerated during the 1980s and again in the 1990s after the Tiananmen Square incident. Consequently, at present the Chinese economy may no longer be described simply as a centrally planned economy as it features many characteristics of a mixed economy, including significant free market elements. Central economic planning still affects certain strategic or nationally important sectors of the Chinese economy, as well as the pricing of goods and services generally, but most of the PRC's current economic activity is planned or co-ordinated by local governments or guided by free market considerations.

        The other important aspect of the "Four Modernizations" program is the "open-door" policy, also introduced in 1978. This policy has sought to attract foreign capital technology and managerial expertise to assist in the economic development and modernization of China. The "open-door" policy has led to a proliferation of foreign investment enterprises in China, including Sino-foreign joint ventures and wholly foreign-owned enterprises, as well as to the establishment of special investment zones which offer investment incentives, including preferential tax treatment, to foreign businesses. The "open-door" policy and the domestic economic reform program are jointly responsible for the PRC government's authorization of the listing and offering to foreign investors of "B" shares and "H" shares in Chinese corporations.

        During the period from 1981 to 1990, the annual growth rate of China's gross national product ("GNP") averaged approximately 9%. In the past six years, China's GNP has increased at the respective rates of approximately 4% in 1990, approximately 9.5% in 1991, approximately 14% in 1992, approximately 13% in 1993, approximately 12% in 1994 and approximately 10% in 1995.

        China's securities markets are in the earliest stages of development. As of December 31, 1995, the aggregate market capitalization of equity securities listed on the Shanghai Securities Exchange and the Shenzhen Stock Exchange was approximately RMB347.4 billion (less than 0.7% of the market capitalization of the equity securities listed on the New York Stock Exchange on such date) and for the year ended December 31, 1995 the total turnover in value of equity securities listed on such exchanges was approx-
   imately RMB5,534 billion.   There were 19 new listings on the Shenzhen
   Stock Exchange in 1995 (9 "A" share listings and 10 "B" share listings) for a total of 149 listings on the exchange as of December 31, 1995. There were 17 new listings on the Shanghai Securities Exchange in 1995 (15 "A" share listings and 2 "B" share listings) for a total of 220 listings on the exchange as of December 31, 1995. It is expected that recently announced efforts by the PRC government to centralize the regulation of "B" shares at the national level will precipitate an increase in listings in 1996. Expected listings in 1996 could create opportunities for the Fund in new industrial sectors, such as electronics, transportation, shipping, electricity, chemical, computers and the retail trade. In addition to the potential for growth of the Chinese securities markets, current PRC government policies aimed at raising foreign investment capital, particularly for the development of China's special investment zones, may create increased investment opportunities for the Fund by expanding the number of PRC-owned companies established and permitted to list on stock exchanges outside of China. For example, there are currently 17 PRC-owned companies with "H" share listings on the Stock Exchange of Hong Kong and 6 more are expected to list in the first half of 1996.

        The table sets forth the number of listed companies as of December 31, 1995 and the market capitalizations in U.S. dollars as of December 31, 1994 and December 31, 1995 for each of the principal securities exchanges in China and Hong Kong along with similar information for comparison for the New York Stock Exchange.

                                                                           Market                      Market
                                             Number of                 Capitalization              Capitalization
                                         Listed Companies             December 31, 1994           December 31, 1995
     Stock Exchange                      December 31, 1995             (US$ millions)              (US$ millions)
     Shanghai Securities Exchange                220                          30,164                      30,320
     Shenzhen Stock Exchange                     149                          12,413                      11,375
     Hong Kong Stock Exchange                    542                         267,331                     301,065
     New York Stock Exchange                   2,675                       4,448,705                   6,013,991

     Source:  Shanghai Securities Exchange; Shenzhen Stock Exchange; The Stock Exchange of Hong Kong; New York Stock Exchange.

   OTHER INVESTMENT PRACTICES

        Currently, the Fund does not intend to invest more than five percent of its net assets pursuant to any of the following investment practices.

        Borrowing. The Fund is authorized to borrow money from banks for temporary or emergency purposes, for the clearance of transactions, for the payment of Fund expenses, for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Internal Revenue Code of 1986, as amended (the "Code"), or for the purpose of repurchasing or tendering for shares of the Fund's Common Stock, in an aggregate amount not exceeding 10% of its total assets (not including the amount borrowed). Borrowing creates an opportunity for the Fund to finance the limited activities described above without the requirement that portfolio securities be liquidated at a time when it might be disadvantageous to do so. Borrowings by the Fund increase exposure to capital risk and are subject to interest costs. The Fund may not borrow for the purpose of leverage. Investments will not be made when borrowings exceed 5% of the Fund's total assets.

        Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements with parties that are approved by the Fund's Board of Directors. These parties will consist primarily of financial institutions such as U.S. or foreign banks and securities dealers. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although it may be affected by currency fluctuations. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default under a repurchase agreement, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

        When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell portfolio securities on a delayed delivery basis or purchase securities on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash or liquid, high grade debt securities having a market value at all times at least equal to the amount of the commitment. The Fund may make commitments to purchase securities on such basis only with the intention of actually acquiring the securities. To the extent the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

        Hedging Foreign Currency Risks. The Fund may engage in forward foreign exchange contracts between the U.S. dollar and the foreign currencies in which the Fund's assets are denominated in connection with seeking to hedge possible variations in the exchange rate between these currencies. This may be accomplished through agreements to purchase or sell such foreign currencies for U.S. dollars, or U.S. dollars for such foreign currencies, at specified future dates at prices fixed at the time of the contracts. Currency fluctuations may affect both the Fund's rate of return and the volatility of such rate.

        The Fund's dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund may not speculate in foreign currencies. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund may not commit more than 5% of its assets to position hedging contracts and does not enter into foreign currency hedging transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund does not currently intend to utilize hedging techniques to a significant extent.

        Lending Portfolio Securities. In order to increase income, the Fund may, from time to time, lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. government securities. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans which will have the effect of reducing the net income earned by the Fund from such transactions. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Investment Manager.


                             INVESTMENT RESTRICTIONS

        The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities. The percentage limitations set forth below, as well as those described elsewhere in this document, apply only at the time an investment is made by the Fund, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. The Fund may not:

             1. Invest 25% or more of the total value of its assets in securities of issuers in any one industry.

             2. Make loans, except that the Fund may lend portfolio securities and except to the extent that the purchase of portfolio securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements may be deemed to be loans.

             3. Issue senior securities or borrow money, except that the Fund may borrow (i) to finance repurchases of and/or tenders for its shares or for the clearance or settlement of transactions, (ii) for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed), or (iii) for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Code. The Fund's borrowings under clauses (i) and (iii) may not in the aggregate result in there being asset coverage of less than 300% as defined in the 1940 Act, and the Fund will not make investments while any such borrowings in excess of 5% of its total assets are outstanding.

             4. Make short sales of securities or maintain a short position in any security.

             5. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

             6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.

             7. Purchase or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may invest in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

             8. Make investments for the purpose of exercising control over, or management of, the issuers of any securities.

   PORTFOLIO TURNOVER

        The Fund generally does not engage in the trading of securities for the purpose of realizing short-term profits, but it adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective and policies. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. The portfolio turnover was 31%, 22% and 32% for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, respectively.


                              MANAGEMENT OF THE FUND

   DIRECTORS AND OFFICERS

        The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years. Directors who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk.


                                            Position                                   Principal Occupation
     Name (Age) and Address                 with the Fund                             and other Affiliations
     Richard B. Bradley (58)
       25 Saville Row                       Chairman and            Chairman of Kroll Associates UK Limited; Director of
       London W1X OAL                       Director                Mohaiyani Securities SDN BHD; Director of The Abtrust
       England                                                      Emergency Asia Investment Trust Limited; previously Group
                                                                    Managing Director of Asia Equity Holdings.


     Edward Y. Baker (61)                   Director                President, Chief Executive Officer, HOOPP Investment
       1 Toronto Street                                             Management Limited; Director, Canada Life of America
       Suite 1400                                                   Series Fund, Inc.; Canadian Pencrown Resources Inc.;
       Toronto                                                      previously Senior Vice-President, Investment, and Chief
       Canada M5C 3B2                                               Investment Officer of Ontario Hospital Association.


     John A. Bult* (59)                     Director                Chairman of PaineWebber International Inc.; Director of
       1285 Avenue of the Americas                                  PaineWebber Group Inc.; The Germany Fund, Inc.; The New
       New York, New York  10019                                    Germany Fund, Inc.; The Central European Equity Fund
                                                                    Inc.; The France Growth Fund, Inc.; The Brazilian Equity
                                                                    Fund, Inc.


     Richard Graham* (37)                   Director                Chief Representative of ING Barings Group in China;
       The Business Centre                                          Chairman of the British Chamber of Commerce in Shanghai;
       4th Floor, The Portman Hotel                                 Director of Children First International H.K. Ltd.;
       1376 Nanjing West Road                                       Director of Graham Montrose Co. Ltd.; previously British
       Shanghai 200040                                              Trade Commissioner, China and H.M. Consul Macao.
       China

     John A. Hawkins (53)                   Director                Executive Vice President and Executive Committee Member
       39 Edinburgh Tower                                           of The Bank of Bermuda Limited; Director of Bermuda Far
       15 Queen's Road, Central                                     East Properties Limited; Bermuda Trust (Far East)
       Hong Kong                                                    Limited; MIL (Far East) Limited; Bermuda Trust (Cook
                                                                    Islands) Limited; Bermuda Trust (International) Limited;
                                                                    Bermuda Trust (Hong Kong) Limited; Casana Nominees
                                                                    Limited; Somers Nominees (Far East) Limited; Universal
                                                                    Corporate Services Limited; Bermuda Trust (Mauritius)
                                                                    Limited; Bermuda Trust (Western Samoa) Limited; MIL
                                                                    Properties (Cook Islands) Limited; Bermuda Asia Pacific
                                                                    Holdings Limited; Bermuda Trust (South Pacific) Limited;
                                                                    Bermuda Trust (New Zealand) Limited; Bermuda Trust
                                                                    Holdings (South Pacific) Limited; Somers Services
                                                                    Limited; S.R. Investment (L) Limited; Somers Nominees
                                                                    Limited; Somers Administration Limited; Somers
                                                                    Secretarial Limited; Bermuda Trust (Singapore) Limited;
                                                                    Banco Nominees, Ltd.; MIL Corporate Services (Singapore)
                                                                    Ltd; SR Global Fund Inc.; The Ki Asia Pacific Fund
                                                                    Limited.


     Don G. Hoff (60)                       Director                Chairman and Chief Executive Officer of Intertec Inc. and
       25 Corte Madera Avenue                                       EHS, Inc.; Director of Prudential Global Fund; Prudential
       Mill Valley, California  94941                               Short-Term Global Income Fund; Prudential Pacific Growth
                                                                    Fund; The Asia Pacific Fund, Inc.; Trustee of Prudential
                                                                    U.S. Government Fund; previously also Chairman and Chief
                                                                    Executive Officer of AT&E Corporation.


     Jonathan J.K. Taylor* (52)             President and Director  Director of Baring Asset Management Limited; Director of
       155 Bishopsgate                                              Baring Asset Management (Holdings) Limited; Chairman of
       London EC2M 3XY,                                             Baring International Investment (Australia) Limited;
       England                                                      Director of Onyx Country Estates Limited; Onyx Town
                                                                    Estates Limited.


     Tak Lung Tsim (49)                     Director                Fellow of Shaw College, the Chinese University of Hong
       #906-907 Sun Hung Kai Centre                                 Kong; Trustee of Yale China Association; Member of Li Po
       30 Harbour Road                                              Chun United World College of Hong Kong; Principal, T.L.
       Hong Kong                                                    Tsim & Associates, Ltd.


     Michael D. Clegg (42)                  Secretary               Director of Baring International Investment (Far East)
       1901 Edinburgh Tower                                         Limited; Baring International Investment Management (HK)
       15 Queen's Road, Central                                     Holdings Limited; Baring Pacific Investments Limited;
       Hong Kong                                                    Trophon Limited; China Investment Fund (BVI) Limited;
                                                                    previously Assistant Director of Barings plc.


     Thomas M. Walker (36)                  Vice President          Director of The Institutional Group, Baring Asset
       1902 Edinburgh Tower                                         Management (Asia) Limited; previously assistant director
       The Landmark                                                 of Edinburgh Fund Managers PLC.
       15 Queens Road, Central
       Hong Kong


     Julian F. Sluyters (35)                Vice President          Senior Vice President of Mitchell Hutchins Asset
       1285 Avenue of the Americas                                  Management Inc.; Vice President/Treasurer to the
       New York, New York  10019                                    investment companies for which Mitchell Hutchins or
                                                                    PaineWebber serves as investment advisor; previously an
                                                                    Audit Senior Manager with Ernst & Young.


     C. William Maher (35)                  Treasurer and           First Vice President of Mitchell Hutchins Asset Manage-
       1285 Avenue of the Americas          Assistant Secretary     ment Inc.; Treasurer/Assistant Treasurer to the
       New York, New York  10019                                    investment companies for which PaineWebber serves as
                                                                    investment adviser and other investment companies for
                                                                    which Mitchell Hutchins serves as administrator.



     *  Director who is an "interested person" within the meaning of the 1940 Act.

   COMPENSATION OF DIRECTORS AND OFFICERS

        The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $8,000 plus up to $2,000 for each Board of Directors meeting attended. In addition, the Fund reimburses directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors meetings.

        The officers of the Fund receive no compensation from the Fund. The Directors of the Fund who are "interested persons" of the Fund or of the Fund's Investment Manager receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund to the Fund's noninterested Directors for the fiscal year ended December 31, 1995:

             Name of Director          Aggregate               Pension or             Estimated Annual        Total Compensation
                                     Compensation          Retirement Benefits         Benefits Upon           From Fund and Fund
                                       From Fund             Accrued As Part             Retirement             Complex Paid to
                                                             of Fund Expenses                                      Directors
     Edward Y. Baker . . . . .          $17,000                    ---                       ---                    $17,000
     Richard B. Bradley  . . .          $17,000                    ---                       ---                    $17,000
     John A. Hawkins . . . . .          $17,000                    ---                       ---                    $17,000
     Don G. Hoff . . . . . . .          $17,000                    ---                       ---                    $30,625
     T.L. Tsim . . . . . . . .          $15,000                    ---                       ---                    $15,000


   OTHER

        The Articles of Incorporation and Bylaws of the Fund provide that the Fund shall indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers shall not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the Bylaws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. No insurance obtained by the Fund shall protect or purport to protect officers or directors, the investment adviser or co-advisers or any principal underwriter of the Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

        The Board of Directors is divided into three classes, having terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class expires and directors are elected to serve in that class for terms of three years. See "Description of Common Stock -- Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws."

   OWNERSHIP OF COMMON STOCK

        All the directors and officers of the Fund, as a group, own 7,485 shares of Common Stock, which amount represents less than 1% of the Common Stock outstanding.

   INVESTMENT MANAGER

        Baring International Investment (Far East) Limited ("BII"), the Fund's Investment Manager, is a Hong Kong corporation which was organized in 1982 to advise U.S. institutional clients with respect to investments in Asia. BII is a part of the Barings group of companies formerly controlled by Barings plc ("Barings"). Effective March 8, 1995, ING Groep N.V. ("ING") acquired substantially all of the business assets and liabilities of the asset management, banking and securities operations of Barings, including the outstanding stock of Baring Asset Management Holdings Limited ("BAM Holdings") of which BII is an indirect wholly-owned subsidiary (the "ING Acquisition"). The ING Acquisition followed the February 1995 petition by Barings, Baring Brothers & Co. Ltd. ("Baring Brothers") and certain other affiliates of Barings for court appointment of administrators as a result of significant losses suffered by Baring Brothers in connection with trading of equity and bond futures and options by an employee in Singapore. The basis of the current ownership of BII by ING is as follows: BII is a wholly-owned direct subsidiary of Baring Asset Management (Asia) Holdings Limited, which in turn is a wholly-owned direct subsidiary of Baring Asset Management UK Holdings Limited. Baring Asset Management UK Holdings Limited is a wholly-owned direct subsidiary of Baring International Investment Management Holdings Limited. Baring International Investment Management Holdings Limited is a wholly-owned direct subsidiary of Baring Asset Management Limited ("BAM"), which in turn is a wholly-owned direct subsidiary of BAM Holdings. Baring Asset Management Holdings Limited is a wholly-owned subsidiary of ING Barings Holdings Limited, which in turn is a wholly-owned subsidiary of ING Baring Holdings Nederlande B.V. This company is a wholly-owned subsidiary of ING Bank N.V., which is wholly owned by ING.

        BAM is a leading international investment manager and, through its subsidiaries, had approximately $40 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 1995. BAM had approximately $6 billion invested in Asian securities markets (excluding Japan) as of December 31, 1995.

        Subject to the supervision of the Fund's Board of Directors and pursuant to a management agreement (the "Management Agreement"), the Investment Manager manages the Fund's investments, in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Fund pays the Investment Manager a monthly fee at the annual rate of 1.25% of the Fund's average weekly net assets. The fees payable to the Investment Manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The Investment Manager received fees equal to $1,359,048 for the year ended December 31, 1993, $1,789,782 for the year ended December 31, 1994 and $1,703,414 for the year ended December 31, 1995.

        Certain directors and officers of the Fund are also directors or officers of the Investment Manager or affiliates of the Investment Manager as indicated under "-- Directors and Officers" above. The Investment Manager's offices are located at Edinburgh Tower, 15 Queen's Road Central, Hong Kong.

   ADMINISTRATOR

        The Administrator of the Fund is Mitchell Hutchins Asset Management Inc., a Delaware corporation and an affiliate of PaineWebber Incorporated, the Dealer Manager. The Administrator's principal offices are located at 1285 Avenue of the Americas, New York, New York.

        Under an administration agreement with the Fund (the "Administration Agreement"), the Administrator agrees to perform or arrange for the performance of the following services for the Fund: maintenance of the books and records of the Fund required under the 1940 Act; preparation of the Fund's federal, state and local income tax returns; preparation of financial information for the Fund's proxy statements and semiannual and annual reports to shareholders; responding to inquiries from Fund shareholders; calculation of the net asset value of the Fund's shares; oversight of the performance of administrative and professional services rendered to the Fund by others, including its custodian, registrar, dividend paying agent, transfer agent, as well as accounting, auditing and other services; providing the Fund with administrative office space and preparation of the Fund's reports to the Securities and Exchange Commission. For these services, the Administrator receives a monthly fee at an annual rate of 0.22% of the Fund's average weekly net assets of up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000. The Administrator received fees equal to $301,365 for the year ended December 31, 1994 and $287,546 for the year ended December 31, 1995.

   MANAGEMENT AND ADMINISTRATION AGREEMENTS

        The Management Agreement and the Administration Agreement (the "Agreements") set forth the services to be provided by and the fees to be paid to each party, as described above. Neither the Investment Manager nor the Administrator shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of, its obligations and duties under, such Agreements or, in the case of the Investment Manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award or damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act). The Fund has agreed to indemnify the Investment Manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the Management Agreement.

        The Agreements provide that the Investment Manager and the Administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under such Agreements. The Investment Manager and the Administrator further agree to pay all salaries and fees of the Fund's directors and officers who are interested persons (as such term is defined in the 1940 Act) of such party. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as such term is defined in the 1940 Act) of any other party to the Agreements; out-of-pocket travel expenses for all directors and officers and other expenses incurred by the Fund in connection with directors' meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

        The services of the Investment Manager and the Administrator are not deemed to be exclusive, and nothing in the Agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. If other clients of the Investment Manager desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, purchases and sales will be allocated among the clients of each in a manner believed by the Investment Manager to be equitable to each client.

        The Administration Agreement will continue in effect until July 22, 1997 and the Management Agreement will continue in effect until March 13, 1997. If not sooner terminated, both Agreements will continue in effect for successive periods of 12 months thereafter, provided that such continuance is specifically approved annually by (i) the vote of a majority of the Fund's Board of Directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. Each of the Agreements may be terminated at any time by the Fund, without penalty, upon vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund on 60 days' written notice. Each of the Agreements will terminate automatically as to any party in the event of its assignment (as such term is defined in the 1940 Act) by that party. In addition, the Investment Manager may terminate the Management Agreement on 90 days' written notice, and the Administrator may terminate the Administration Agreement on 120 days' written notice.


                                 NET ASSET VALUE

        Net asset value per each share of the Fund's Common Stock is determined (a) at least weekly, (b) on the last business day of each month and (c) at such other times as the Fund's Board of Directors may determine in each case by dividing the value of the net assets of the Fund (the value of its total assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no such sale on such day, the last bid price quoted on such day. Forward contracts are valued at the current cost of covering or offsetting the contracts. Short-term debt securities that mature in less than 60 days are valued at amortized cost. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. In instances where the price determined above is deemed not to represent fair market value (for example, if the price of a security listed on the stock exchange was fixed by reason of a limit on the daily price change, and the Fund's management determined that, because of unusual and material changes affecting the issuer, the quoted price did not reflect the value of the security), the price is determined in such manner as the Board may prescribe.


                           DESCRIPTION OF COMMON STOCK

        The Fund is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value per share. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this Offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description and the description under "Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

        Set forth below is information with respect to the Common Stock as of March 1, 1996:

                                                                                     AMOUNT OUTSTANDING EXCLUSIVE
                                                        AMOUNT HELD BY FUND           OF SHARES HELD BY FUND FOR
                 AMOUNT AUTHORIZED                        FOR ITS ACCOUNT                   ITS OWN ACCOUNT

     100,000,000 shares  . . . . . . . . . . .               0 shares                      9,589,377 shares

   CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND
   BYLAWS

        The Fund presently has provisions in its Articles of Incorporation and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund,
   (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or shareholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Commencing with the 1994 annual meeting of shareholders, the Board of Directors was divided into three classes. Currently, the term of office of one class will expire on the date of the 1996 annual meeting of shareholders, the term of office of the second class will expire on the date of the 1997 annual meeting of shareholders and the term of office of the third class will expire on the date of the 1998 annual meeting of shareholders. Upon the expiration of the term of office of each class as set forth above, the Directors in such class will be elected for a term of three years to succeed the Directors whose terms of office expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for re-election, and under Securities and Exchange Commission regulations, procedures are available for including shareholder proposals in management's annual proxy statement). Such system of electing Directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of Directors. A Director may be removed from office only for cause and only by a vote of at least 75% of the outstanding shares of the Fund entitled to vote for the election of Directors. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corpor-ation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who are either members of the Board of Directors on the date of closing of the offering of the shares of the Fund's Common Stock or subsequently become Directors and whose election is approved by a majority of the Continuing Directors then on the Board). In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required generally to authorize any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund, or to amend the provisions of the Articles of Incorporation relating to such transactions:

                  (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

                 (ii) issuance of any securities of the Fund to any person or entity for cash;

                (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

                 (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

        However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in
   (i)-(iv) above, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required to convert the Fund to an open-end investment company and to amend the Fund's Articles of Incorporation to effect any such conversion unless, in each case, such conversion or amendment has been approved by a majority of the Continuing Directors. For the full text of these provisions, reference is made to the Articles of Incorporation and Bylaws of the Fund, on file with the Securities and Exchange Commission. See "Additional Information."

        The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

   REPURCHASE OF SHARES

        Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's shares might similarly trade at a discount, the Fund's Board of Directors has determined that it would be in the interest of shareholders for the Fund to consider action to attempt to reduce or eliminate any market value discount from net asset value. To that end, the Board contemplates that the Fund may from time to time take action either to repurchase in the open market or to make a tender offer for its shares at net asset value. The Board, in consultation with the Investment Manager, will review on a periodic basis the desirability of open market repurchases and/or tender offers for the Fund's Common Stock. The Board may at any time, however, decide that the Fund should not make any such repurchase or tender offer.

        Subject to the Fund's investment restrictions with respect to borrowings, the Fund may incur debt to finance repurchases and tenders.
   The Fund will comply with the 1940 Act asset coverage requirements. See "Investment Objective and Policies--Other Investment Practices -- Borrowing" and "Investment Restrictions" in the SAI. Interest on such borrowings will be a Fund expense and will reduce the Fund's net income.

        The Fund anticipates that the market price of its shares will generally vary from net asset value. The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance and yield, the Fund's distributions, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. The fact that the Fund's shares may be the subject of tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. There can be no assurance that open market shares repurchases or tender offers will result in shares of the Fund's Common Stock trading at a price which is equal or close to their net asset value.

        Although the Board of Directors believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. If the Fund borrows to effect any such acquisition of shares, the interest payments in respect of such borrowings will also increase the Fund's expense ratio.

        Although it may be changed, it is the Board's present policy not to authorize repurchases or accept tenders if (i) such transaction, if consummated, would (a) result in the delisting of the Fund's shares from the New York Stock Exchange (the New York Stock Exchange having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding publicly held Common Stock is less than $5,000,000, the number of publicly held shares of Common Stock falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (ii) the liquidation of portfolio securities to repurchase such shares would have a material adverse effect on the Fund or its shareholders; or (iii) there is any (a) material legal action or proceeding instituted or threatened which challenges, in the Board's judgment, such transactions or otherwise materially adversely affects the Fund, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by foreign authorities or any suspension of payment by banks in China or Hong Kong, (d) limitation which affects the Fund or the issuers of its portfolio securities imposed by federal, state, Chinese or Hong Kong authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving China or Hong Kong, or (f) other event or condition which, in the Board's judgment, would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Board may modify these condi-tions in light of experience.

        Any tender offer made by the Fund will be at a price equal to the net asset value of the shares as of the close of business on the date the offer ends. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Board, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to the shareholder for federal income tax purposes under section 318 of the Code). The Fund will purchase all shares tendered by a holder of shares at any time during the period of the tender offer in accordance with the terms of the offer unless it determines to accept none of the shares tendered in the tender offer (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00 payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering shareholder any of whose tendered shares are purchased in the tender offer and will be imposed regardless of the number of shares purchased. The Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender offer will be charged against capital.

        Shares that have been purchased by the Fund will be retired and will be authorized but unissued shares. The purchase of shares by the Fund will reduce the Fund's net asset value.

        If the Fund must liquidate portfolio securities in order to purchase Fund shares tendered, and if such securities have been held for less than three months, such sales may jeopardize the Fund's tax status as a regulated investment company under the Code because of the limitation imposed thereunder that not more than 30% of the Fund's gross income may be derived from the sale of securities held for less than three months. The liquidation of securities held for less than three months to purchase Fund shares tendered would reduce the ability of the Fund to sell other securities held for less than three months. The inability of the Fund to sell such securities in the ordinary course of its portfolio management may adversely affect the Fund's return. See "Taxation -- United States Federal Income Taxes -- General" in the SAI.

   CONVERSION TO OPEN-END INVESTMENT COMPANY

        If the Fund's shares are trading at a discount from net asset value, the Board may consider whether to submit to shareholders a proposal that the Fund be converted to an open-end investment company. Any such proposal would be subject to the special voting requirements described above under "Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws." Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less redemption charge, if any, as might be in effect at the time of redemption. The Board may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company or that, due to the characteristics of the Fund's portfolio securities, it may be inappropriate to convert the Fund to an open-end investment company.

                  THE SECURITIES MARKETS IN CHINA AND HONG KONG

        The following information has been extracted from various government and private publications. The Fund and its Board of Directors make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify it; furthermore, no representation is made that any correlation exists between the PRC and Hong Kong or their respective economies in general and the performance of the Fund.


        Trade and investment between China and Hong Kong is facilitated by a similar culture, a common written language and geographic proximity. In 1994, exports from the PRC to Hong Kong totalled US$32.4 billion, a 31.9% increase over 1993 exports. Imports into the PRC from Hong Kong, however, totalled only US$9.5 billion in 1994, a decrease of 9.5% from 1993. In 1994, foreign direct investment in the PRC totalled US$8.3 billion, of which Hong Kong accounted for almost a quarter.

        Many Hong Kong listed companies have substantial assets in, and derive substantial revenues from, the PRC. Many PRC listed companies depend on Hong Kong for distribution of their products and for managerial and financial expertise. As of March 7, 1996, 18 PRC-owned companies had listed special "H" shares in Hong Kong. Some "H" shares are also traded in the United States in the form of American Depositary Receipts. These types of listings are expected to increase. Moreover, a few of such PRC-owned companies have organized off-shore holding companies whose assets are principally investments in Chinese enterprises, and the holding companies have listed their equity on other major stock exchanges, such as the New York Stock Exchange.

        The PRC and Hong Kong differ significantly with respect to historical background, governmental systems, development and corporate regulation. See "The People's Republic of China". The securities markets in these jurisdictions also vary in their structure, operation and regulatory environment, as indicated in the following discussion.

   THE PEOPLE'S REPUBLIC OF CHINA

        The first securities exchange in the PRC was established in Shanghai in 1914 and focused principally on the trading of government bonds. In 1949, the Shanghai Securities Exchange, as well as exchanges in Beijing and Tianjin, were closed by the communist government. Prior to the re-opening of the Shanghai Securities Exchange in December 1990, securities, consisting predominantly of government and state enterprise debt securities, were traded on over-the-counter markets in various cities in the PRC. The Shanghai Securities Exchange and the Shenzhen Stock Exchange, which opened officially in 1990 and 1991, respectively, are currently the only two approved securities markets for the trading of equity securities in the PRC.

        Equity securities of PRC companies consist of "A" shares, "B" shares and "H" shares. "A" shares can be held only by PRC state-owned entities, PRC non-state-owned entities and PRC individuals. "B" shares, which are listed and traded on the Shanghai Securities Exchange or the Shenzhen Stock Exchange, may be held only by non-PRC individuals and entities, including overseas PRC citizens. "B" shares were first listed and traded on the Shanghai Securities Exchange and the Shenzhen Stock Exchange in February 1992. "H" shares, which are listed and traded on the Stock Exchange of Hong Kong, may be held only by non-PRC individuals and entities. "H" shares were first listed on the Stock Exchange of Hong Kong in July 1993. Shares of off-shore holding companies listed on the New York Stock Exchange, may be held by any individual or entity. The indirect listing of a PRC enterprise on the New York Stock Exchange first appeared in late 1992.

        "B" and "H" shares have the same rights and obligations as "A" shares, except for the national status of the individuals and entities permitted to own each class of shares and the currency in which they trade and settle. The proportion of "B" or "H" shares to the total issued share capital of a company is subject to the approval of the China Securities Regulatory Commission. To date, voting control of all companies issuing "B" and "H" shares has remained (and is expected to remain) in the hands of PRC shareholders, most often governmental or quasi-governmental bodies.

        Historically, "B" shares have traded at a discount to "A" shares of the same issuer. Such discounts currently range between approximately 10% and approximately 80% for shares listed on the Shenzhen Stock Exchange and between approximately 47% and approximately 84% for shares listed on the Shanghai Securities Exchange. Such discount is attributable in part to the fact that ownership of "A" shares and "B" shares is legally mutually exclusive, and thus the relative prices of each class of shares is affected by, among other things, the substantial uninvested savings accumulated in prior years and now available for individual investment in "A" shares relative to the amount of "A" shares currently listed, the greater variety of alternative investments available to non-PRC investors, the perception of the PRC markets by non-PRC investors and the relative sophistication of PRC and non-PRC investors. For the same reasons, the "H" shares of issuers which also have an "A" share listing may trade at a discount to the "A" shares.

        Primary Markets. At December 31, 1995 there were 220 equity issues listed on the Shanghai Securities Exchange, with a total market capitalization of RMB252.6 billion, a 2.9% decrease from the total market capitalization of RMB260 billion at December 31, 1994. The value of all equity transactions effected on the Shanghai Securities Exchange at December 31, 1995 and December 31, 1994 amounted to RMB310 billion and RMB574 billion, respectively, with daily trading averages of RMB1.2 billion and RMB2.3 billion, respectively.

        At December 31, 1995 there were 149 equity issues listed on the Shenzhen Stock Exchange, with a total market capitalization of approximately RMB94,753 million, an 11.4% decrease from the total market capitalization of RMB107,000 million at December 31, 1994. The value of all "B" share transactions effected on the Shenzhen Stock Exchange at December 31, 1995 and December 31, 1994 amounted to RMB1,616 million and RMB1,586 million, respectively, with daily trading averages of RMB6 million and RMB5.8 million, respectively.

        Market Performance. "A" share prices on the Shanghai Securities Exchange have increased substantially since the commencement of trading, due principally to the limited supply of securities, a significant surplus of personal savings in the PRC and the limited number of attractive investments available to PRC residents. The Shanghai Securities Exchange has experienced significant price volatility, however. The authorities have in the past imposed limits on daily price movements in an effort to curb volatility, these price movement restrictions were most recently lifted for all listed shares on the Shanghai Securities Exchange in May 1992 but purchasing restrictions were imposed shortly thereafter.

        "A" share prices and trading volumes on the Shenzhen Stock Exchange have also experienced significant volatility. In late 1990, for example, speculation caused share prices to rise sharply in response to the lowering of bank interest rates and other factors. In order to curb speculation, a series of restrictive measures were imposed in December 1990, including the introduction of stamp duty, dividend withholding tax and daily price limits. Shortly thereafter, trading volume and share prices dropped sharply and did not recover for nearly a year.

        The performance of "B" Shares in the PRC can be illustrated by the applicable stock price indices. The principal index calculated for "B" shares listed on the Shanghai Securities Exchange is the Shanghai Securities Exchange "B Share" Index. This Index adopts the weighted stock price average of "B" shares, using listed volumes as the weight and taking January 21, 1992 as the basis date. The Shanghai Securities Exchange "B" Share Index reached a high in 1992 of 72.28 and a low of 57.43. The Index reached a high of 94.92 and a low of 51.39 in 1993. The high in 1994 was
   103.90 and the low 60.

        The Shenzhen Stock Exchange "B" Share Index is a market-value weighted index of all "B" shares listed on the Shenzhen Stock Exchange. The Index had an initial value of 100 for February 28, 1992, the first trading date of the first listed "B" share on the Shenzhen Stock Exchange. The Shenzhen Stock Exchange "B" Share Index reached a high of 140.02 and a low of 105.72 in 1992. In 1993 the high was 185.44 and the low 80.63 and the Index closed the year at 141.4. The high in 1994 was 142.85 and the low 85.07, with the Index at 86.7 at year end.

        Overall volatility of "B" share markets in the PRC is expected to continue and various stabilizing measures are likely to be imposed by the authorities from time to time. Such measures and the volatility of the markets generally may adversely affect the prices of "B" shares.

        The following table indicates the quarterly performance of the Shanghai Securities Exchange "B" Share Index and the Shenzhen Stock Exchange "B" Share Index for each of the four quarters of the year ended December 31, 1995:

                                                       Shenzhen Stock
                           Shanghai Securities         Exchange "B"
     End of Quarter        Exchange "B" Share Index    Share Index
     March 31, 1995         57.17                       74.1
     June 30, 1995          53.43                       66.4
     September 30, 1995     58.32                       70.8
     December 31, 1995      47.69                       59.5

     ___________________________
     Source:  Shanghai Securities Exchange and the Shenzhen Stock Exchange.


        Regulation and Supervision. The PRC does not yet have a comprehensive body of national securities legislation, although a national securities law is currently in draft form and is expected to be promulgated in 1996. Overall responsibility for the formulation and development of securities markets of the PRC has been delegated by the PRC State Council to the China Securities Commission. Among other things, it has responsibility for organizing the drafting of laws and regulations relating to the securities markets and for formulating guiding policies, regulations and development strategies for the PRC securities markets. The China Securities Commission also has authority to supervise the operations of the China Securities Regulatory Commission (the "CSRC"). The CSRC is described as the securities regulatory executive organization of the China Securities Commission. Under the authority of the China Securities Commission, the CSRC's responsibilities include rulemaking for, and regulation of, the PRC securities markets.

        The State Council has also determined, among other things, that the securities exchanges in Shanghai and Shenzhen are to be governed by their local governments and supervised by the CSRC. The People's Bank of China (the "PBOC") is to examine, approve and govern securities institutions (and report thereon to the China Securities Commission). The Shenzhen Stock Exchange and the Shanghai Securities Exchange have historically operated pursuant to locally promulgated rules and regulations, and, as a practical matter, have functioned (and continue to function) as separate and distinct markets.

        A company seeking to issue and list "A" shares on the Shanghai Securities Exchange or the Shenzhen Stock Exchange must obtain the approval of the CSRC. Companies seeking to issue and list "B" shares on the Shanghai Securities Exchange or the Shenzhen Stock Exchange, companies seeking to issue and list "H" shares on the Stock Exchange of Hong Kong and companies seeking to issue and list shares on other non-PRC exchanges (including the New York Stock Exchange) must meet certain additional financial and other requirements. In addition, the listing must also meet and comply with the listing rules of the relevant exchange and obtain the approval of the China Securities Commission.

        Since early 1992 when "B" shares were introduced, a number of regulations have been promulgated in relation to the issue of and trading in securities and disclosure of information. On April 22, 1993, the State Council promulgated the Provisional Regulations Concerning the Issue and Trading of Shares. These regulations deal with, among other things, the application and approval procedure for domestic public offerings of equity securities, trading, deposit and settlement of equity securities, acquisitions of listed companies and disclosure of information with respect to listed companies. The regulations provide that separate provisions will be promulgated in relation to the issue of and trading in "B" shares and "H" shares. However, certain of the provisions of the regulations, such as those relating to acquisitions of listed companies and disclosure of information, apply to listed companies in general (without being confined to companies listed on any particular stock exchange) and may be extended to apply to PRC companies with shares listed on stock exchanges outside the PRC.

        On June 10, 1993, the CSRC, pursuant to the Provisional Regulations Concerning the Issue and Trading of Shares, promulgated the Implementing Measures (Provisional) on Disclosure of Information (the "Disclosure Measures"). The Disclosure Measures apply primarily to "A" shares listed on the Shanghai Securities Exchange or the Shenzhen Stock Exchange. However, the Disclosure Measures contain provisions which apply generally to companies with shares listed on both domestic stock exchanges and stock exchanges outside the PRC. These provisions cover matters such as the publication of interim and annual reports and the disclosure of material events by way of public announcement.

        On September 2, 1993, the China Securities Commission promulgated the Provisional Measures on Prohibition of Fraudulent Conduct relating to Securities which prohibit the use of insider information in connection with the issue of or trading in securities, the use of funds or information or the abuse of power in creating a false or disorderly market or influencing the market price of securities, inducing investors to make investment decisions without knowledge of actual circumstances, and the making of any statement in connection with the issue of and trading in securities which is false or materially misleading and in respect of which there is any material omission.

        On August 4, 1994, the PRC State Council promulgated the Special Regulations on Foreign Offerings and Listings of Companies Limited by Shares. These regulations govern the application for, and implementation of, the issue and listing of shares outside of China by companies limited by shares and state-owned enterprises reorganized into companies limited by shares. They also cover the articles of association and financial management of such companies. The regulations stipulate that the calculation of share dividends must be in Renminbi and payment of such dividends must be in foreign currencies.

        On December 25, 1995, the PRC State Council promulgated the Regulations for Domestic Listed Foreign Shares of Companies Limited by Shares. These regulations supersede local "B" share regulations issued by Shanghai and Shenzhen in 1991 and transfer the power to approve the issue of "B" shares from the Shanghai and Shenzhen securities commissions to the China Securities Regulatory Commission. These regulations address the issue, subscription, trading and declaration of dividends and other distributions of "B" shares. They stipulate that the calculation of share dividends must be in Renminbi and payment of such dividends must be in foreign currencies. Dividends on "B" shares and gains from the trading of "B" shares may be remitted abroad following the payment of PRC applicable taxes, if any.

        In addition, any company whose shares are listed on the Shanghai Securities Exchange will be subject to the rules and regulations promulgated by the Shanghai Securities Exchange.

        PRC companies that list "H" shares on the Stock Exchange of Hong Kong are subject to, among other things, the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (the "Stock Exchange of Hong Kong Rules"), the Securities (Disclosure of Interests) Ordinance of Hong Kong and the Hong Kong Code on Takeovers and Mergers and Share Repurchases. The Stock Exchange of Hong Kong Rules were recently amended to include provisions specifically applicable to PRC companies which have their primary international listing of shares on the Stock Exchange of Hong Kong.

        Corporate law in China is rapidly developing, but still does not provide a systematic and comprehensive legal framework for the regulation of corporations comparable to that which exists in the United States. In December 1993, the PRC enacted its first national company law ("Company Law") which became effective on 1st July 1994. The PRC Company Law provides for two corporate forms: the limited liability company and the company limited by shares, and aims to re-organize existing state-owned enterprises into either one of these two corporate forms. Foreign invested companies limited by shares, however, are governed by the "Provisional Regulations on Several Issues Concerning the Establishment of Foreign Invested Companies Limited by Shares" (the "Regulations"). The Regulations make clear that the Company Law governs such companies only with respect to matters not covered in the Regulations and the Special Regulations on Foreign Offerings and Listings of Companies Limited by Shares. The Company Law is also generally applicable to foreign invested enterprises to the extent regulations relating more specifically to foreign investment enterprises are silent. The Company Law covers many of the issues addressed in corporate legislation in the United States, including provisions on the fiduciary responsibility of directors and officers and the rights of shareholders, but this legal protection has yet to be tested in practice. It is unclear what effect the PRC Company Law will have on prior national enactments, such as the Opinion on Standards for Companies Limited by Shares and Opinion on Standards for Limited Liability Companies ("Standards Opinions"), promulgated in May 1992, and local company law regulations which exist in the Shenzhen Special Economic Zone and Shanghai. Indications are that the Shenzhen and Shanghai regulations will continue in force in so far as they do not conflict with the national Company Law. The legal status of companies limited by shares established pursuant to the

   Standards Opinions are preserved and these companies are required within a specified period of time to conform to the provisions of the Company Law.

        Trading and Settlement. Trading in "B" shares must be carried out on the securities exchanges on which the shares are listed and is restricted to non-PRC investors and PRC citizens residing outside China. Trades must be executed through securities houses approved by the PBOC to trade in "B" shares within the PRC. "B" shares are traded on the exchanges in book-entry form using the automated settlement and transfer system of each exchange, which effect each transaction based on price and time priority. Trading in shares on the Shanghai Securities Exchange and the Shenzhen Stock Exchange is scripless. Foreign securities houses acting as agents of authorized domestic securities houses are required to maintain a designated "B" shares trading account with the authorized domestic securities houses for the settlement of any purchase or sale of "B" shares. Dividends on "B" shares and gains from the trading of "B" shares may be remitted abroad following payment of any applicable tax. See "Taxation -- China Taxes." Trading of "B" shares off the stock exchanges, short selling, market manipulation and trading on the basis of material non-public information are prohibited.

        The par value of "B" shares are denominated in Renminbi, but "B" shares are quoted in U.S. dollars on the Shanghai Securities Exchange and in Hong Kong dollars on the Shenzhen Stock Exchange. "B" share transactions on the Shanghai Securities Exchange must be settled in U.S. dollars, while transactions on the Shenzhen Stock Exchange must be settled in Hong Kong dollars. In each case, settlement occurs on the third busi-ness day after the transaction date.

        The Shanghai Securities Central Clearing and Registration Company, a company wholly owned by the Shanghai Securities Exchange, acts as the depository for all "B" shares listed on that exchange. The clearing system for the Shenzhen Securities Exchange was restructured in November 1995 whereupon the Shenzhen Securities Registrars Co., Ltd. was reorganized to become the Shenzhen Securities Clearing Co., Ltd. (the "Clearing Company"). The Clearing Company, a wholly-owned subsidiary of the Shenzhen Securities Exchange, operates a central clearing and settlement system for both A and B shares listed on the Shenzhen Stock Exchange. The Clearing Company is also the official institution for the registration of B shares in Shenzhen.

        Foreign Investment Restrictions. As part of its overall plan of economic liberalization, the PRC has increasingly opened its economy to direct foreign investment. In the 1980s, the PRC created special economic zones to attract foreign capital and technology and developed an extensive set of rules and regulations governing direct foreign investment in joint ventures and similar business arrangements. The introduction of "B" shares and "H" shares and other non-PRC listings represents additional means of attracting foreign capital. Despite this increasing openness, significant deterrents to foreign investment exist. Direct foreign investment is subject to approval from the relevant governmental authorities, which can be a lengthy and complicated process. Moreover, in 1995, the PRC government promulgated the Interim Provisions on Directing Foreign Investment which indicate a tightening of control over the approval of foreign investment projects in China and a more restrictive State policy towards foreign investment generally. In addition, the Renminbi is not freely convertible, although foreign investment enterprises may convert Renminbi into U.S. dollars at official foreign exchange adjustment centers ("swap centers") or, in the near future through CFETC members on the PRC interbank market for approved purposes and foreign investors are permitted to repatriate earnings denominated in foreign currency. PRC government authorities have recently announced that foreign investment enterprises may be able to convert current account items denominated in Renminbi into foreign currencies as early as later this year. However, capital account items denominated in Renminbi will remain technically inconvertible for the foreseeable future.

   HONG KONG

        Formal trading of investment securities existed in Hong Kong prior to 1900. In 1986, the four stock exchanges in existence at that time were merged to form the Stock Exchange of Hong Kong. The Stock Exchange of Hong Kong had a total market capitalization as of December 31, 1995 of approximately US$301 billion, a 13% increase from the total market capitalization at December 31, 1994 and was the second largest stock market by market capitalization in Asia, behind only that of Japan. As of December 31, 1995, 542 companies and 1,033 securities were listed on the Stock Exchange of Hong Kong. The securities listed include ordinary shares, preference shares, debt securities, unit trusts, and warrants and other rights. The value of all equity transactions effected on the Stock Exchange of Hong Kong at December 31, 1995 and December 31, 1994 amounted to HK$826,801 million and HK$1,137,414 million, respectively, with daily trading averages of HK$3,347 million and HK$4,586 million, respectively.

        In addition to an active stock market, Hong Kong has an active foreign exchange market, an interbank money market, a large gold bullion market and a futures exchange. Hong Kong is also one of the major Asian centers for venture capital businesses, and many such businesses have their Asian headquarters in Hong Kong.

        Primary Market. Hong Kong has an active new issue market for equity securities. The following table summarizes new issues listed on the Stock Exchange of Hong Kong since 1986.


                           Number                       Value of                                   Value of
     Year               of Issues (1)                Share Issues(2)                           Rights Issues
                                                 (HK$millions) (US$millions)         (HK$millions) (US$millions)

     1986                  15                       2,032           261                    6,515          835
     1987                  31                       2,819           361                   28,388        3,638
     1988                  38                       1,301           167                    5,122          657
     1989                  12                       3,368           432                    5,574          715
     1990                  17                       1,577           202                    2,511          322
     1991                  53                       5,419           717                    9,535        1,237
     1992                  64                       8,676         1,112                    9,933        1,273
     1993                  68                       9,522         1,221                   12,269        1,573
     1994                  53                      17,051          2206                     5644          730
     1995                  26                       7,642           989                     1290          167
     __________________________

     (1)  Includes listings of shares not involving an offering.
     (2)  1994 and 1995 figures are calculated as the sum of fees for subscription, offers for sale and investment company securities; 1990-1993 figures are calculated as the sum of offers for subscription and offers for sale; prior to 1993, the figures reflect new listings.

     Source:  Stock Exchange of Hong Kong; Stock Exchange of Hong Kong, Fact Book, 1986-1994.

        Secondary Market. The first table below sets out the number of companies and securities listed and value of securities traded on the Stock Exchange of Hong Kong during each year since 1986, and the total market capitalization at the end of each such year. The second table lists the ten largest companies listed on the Stock Exchange of Hong Kong measured by market capitalization at December 31, 1995.

                         Listed        Listed                 Value of
     Year              Companies     Securities           Securities Traded                     Market Capitalization
                                                  (HK$millions)      (US$millions)        (HK$millions)      (US$millions)
     1986                 253           335              123,128       15,786                   419,281         53,754
     1987                 276           412              371,406       47,616                   419,612         53,796
     1988                 304           479              199,481       25,574                   580,378         74,407
     1989                 298           479              299,147       38,352                   605,010         77,565
     1990                 299           520              288,715       37,015                   650,410         83,386
     1991                 357           597              334,104       42,834                   949,172        122,791
     1992                 413           749              700,578       89,818                 1,332,184        172,339
     1993                 477           891            1,222,675      157,561                 2,975,379        381,459
     1994                 529         1,006            1,137,414      145,822                 2,085,182        267,331
     1995                 542         1,033              826,801      106,001                 2,348,310        301,065
     __________________________
     (1)  Based on equity securities only.

     Source:  Stock Exchange of Hong Kong, Fact Book, 1986-1990; Securities Journal Trading Record January-December 1991, January-
              December 1992, January-December 1993 and February 1996.

                                                                                                 Percentage of
                                              Shares                    Market                   Total Market
     Listed Company                        Outstanding              Capitalization              Capitalization
                                            (millions)       (HK$millions) (US$millions)              (%)
     HSBC Holdings plc (HKD shares)           1,775               306,112    39,601                  13.04
     Hutchison Whampoa Ltd.                   3,615               170,254    22,025                   7.25
     Hong Kong Telecommunications Ltd.       11,153               153,909    19,911                   6.55
     Sun Hung Kai Properties Ltd.             2,325               147,027    19,020                   6.26
     Hang Seng Bank Ltd.                      1,932               133,757    17,304                   5.70
     Cheung Kong (Holdings) Ltd.              2,198               103,505    13,390                   4.41
     Swire Pacific Ltd. ("A" & "B")           4,047                87,891    11,370                   3.74
     Henderson Land Dev. Co. Ltd.             1,596                74,373     9,621                   3.17
     China Light & Power Co. Ltd.             1,991                70,867     9,168                   3.02
     New World Development Co. Ltd.           1,682                56,697     7,334                   2.41

     __________________________

     Source:  Stock Exchange of Hong Kong, The Securities Journal Trading Record, January 1994 and February 1996.  US$ amounts have been calculated at a rate of US$1 = HK$7.73, the rate quoted by the Asian Wall Street Journal on December 30, 1995.

        At December 31, 1995, in addition to 550 issues of ordinary shares, other securities traded on the Stock Exchange of Hong Kong included 244 warrant issues and 184 debt issues. The table below shows a comparison of annual trading volumes of these types of securities for the years 1986 through 1995.

     Year                 Equities                      Warrants                   Debt Securities
                 (HK$millions) (US$millions)   (HK$millions) (US$millions)   (HK$millions) (US$millions)
     1986            119,386      15,306           3,397          436               345         44
     1987            352,628      45,209          18,270        2,342               509         65
     1988            184,352      23,635          14,695        1,884               434         56

     1989            269,910      34,604          28,933        3,709               303         39
     1990            270,533      34,684          17,923        2,298               259         33
     1991            300,578      38,536          33,198        4,256               242         31
     1992            608,618      78,028          91,681       11,754               279         36
     1993          1,022,966     131,826         126,243       16,268                57          7
     1994            974,380     124,921         108,079       13,856                 1.33        .17
     1995            741,229      95,029          64,817        8,310               365         47
     ____________________
     Source:  Stock Exchange of Hong Kong; Stock Exchange of Hong Kong, Fact Book 1986-1994.

        Market Performance. The Hang Seng Index, based on the market value of 33 selected companies, is the most widely followed indicator of share price performance in Hong Kong calculated by dividing the total market value of the shares of the companies in the index by the market value of such companies on July 31, 1984 (the base day), and multiplying the quotient by 100 (the index on the base day), with appropriate adjustments made for capital changes. Since the Hang Seng Index is computed on an arithmetic basis it is strongly influenced by the constituent companies with the largest capitalization.

     Year                                    High                     Low                      Period-End
     1986                                   2,568.3                  1,559.9                     2,568.3
     1987                                   3,949.7                  1,894.9                     2,302.8
     1988                                   2,772.5                  2,223.0                     2,687.4
     1989                                   3,309.6                  2,093.6                     2,836.6
     1990                                   3,559.9                  2,736.6                     3,024.6
     1991                                   4,297.3                  2,984.0                     4,297.3
     1992                                   6,447.1                  4,301.8                     5,512.4
     1993                                  11,888.39                 5,437.8                    11,888.39
     1994                                  12,201.1                  7,707.8                     8,191.04
     1995                                  10,073.4                  6,967.9                    10,073.4

     ____________________
     Source:  Stock Exchange of Hong Kong, Securities Journal Trading Record.


       The Hang Seng China Enterprises Index ("HSCEI") was launched in 1994 to keep track of the performance of the increasing number of H shares issued by PRC incorporated enterprises listed in Hong Kong. The base value of the HSCEI was set at 1000 on July 8, 1994, the date on which the number of H-share companies reached 10. The HSCEI series is backdated to July 15, 1993 when the first PRC enterprise was listed on the Stock Exchange of Hong Kong. All H-share companies listed on the Stock Exchange of Hong Kong are included in the Index. As with the Hang Seng Index, each constituent stock is weighted so that it will influence the index in proportion to its respective market value. The share price of a stock multiplied by the number of shares outstanding gives the market value for that issue. The current index for any day is calculated by multiplying that day's aggregate market value of constituent stocks by the previous day's closing index and dividing by the previous day's closing aggregate market value of constituent stocks. No adjustment is made when constituent stocks go ex-dividend.

       The HSCEI reached a high for 1994 of 1947.43 on January 3 before closing the year at 1069.67. In 1995 the index reached a high of 1098.58 on July 12 and a low of 684.85 on November 16 before closing the year at
   757.12. The table below shows the highest and lowest values and the month end value of the HSCEI in each of the months from January 1994 to December 1995.


            MONTH                            HIGH                      LOW                       CLOSE

     1994   January                          1947.43                  1609.93                     1663.38
            February                         1717.40                  1538.54                     1575.08
            March                            1542.21                  1259.38                     1294.27
            April                            1339.24                  1240.21                     1240.21
            May                              1246.86                  1058.90                     1236.36
            June                             1229.20                   996.17                     1012.26
            July                             1242.96                   976.10                     1242.96
            August                           1357.49                  1193.10                     1292.78
            September                        1516.61                  1363.21                     1376.09
            October                          1389.41                  1284.69                     1388.98
            November                         1369.29                  1172.00                     1172.00
            December                         1136.94                   977.62                     1069.67

     1995   January                          1021.68                   864.28                      895.58
            February                         1060.12                   897.72                     1027.29
            March                            1033.75                   932.99                     1026.11
            April                            1014.63                   926.38                      927.91
            May                              1089.80                   920.38                     1079.83
            June                             1081.79                  1027.18                     1030.47
            July                             1098.58                  1017.16                     1067.41
            August                           1077.34                   918.37                      927.68
            September                         978.52                   897.14                      897.14
            October                           920.26                   850.55                      855.74
            November                          859.56                   672.70                      783.22
            December                          794.61                   684.85                      757.12
     _______________________
     Source:  Stock Exchange of Hong Kong, Fact Book 1994, Fact Sheet, 3rd Quarter 1995, Monthly Market Statistics (December 1995),
     and Hang Seng Services Limited.

        The Hong Kong stock market can be volatile and is sensitive both to developments in the PRC and to the strength of other world markets. For example, in 1989, the Hang Seng Index rose to 3,310 in mid-May from its previous year-end level of 2,687 but fell to 2,094 in early June following the events in Tiananmen Square in Beijing. The Hang Seng Index gradually climbed in subsequent months but fell by 181 points, or approximately 6.5% on October 16, 1989 following a substantial fall in U.S. stock markets, and at the year end closed at a level of 2,837. In late 1992 and early 1993, the Hang Seng Index fluctuated significantly in reaction to the ongoing disagreements between the PRC and Great Britain over the financing of the construction of a new international airport in Hong Kong and democratic reform proposals for Hong Kong suggested by Governor Patten of Hong Kong. In 1993 and early 1994, the Hang Seng Index reached record highs before dropping dramatically. The market remained weak throughout 1994, affected by increases in interest rates in Hong Kong, government efforts to cool down the overheated property market, and uncertainties regarding Chinese economic development. Market capitalization was reduced by approximately 3% at the close of 1994 as a result of the delisting of Jardine Matheson Holdings and Jardine Strategic Holdings. The primary market, however, was relatively active in 1994, with an increase in total funds raised of HK$345,888 million compared to HK$288,232 in 1993, with China incorporated enterprises making significant contributions. The market rallied in 1995 with the Hang Seng Index 23% higher at the end of 1995 than at the end of 1994 (although still 15% below its 1993 close). H Shares, however, fared less well than others with prices affected by worries over China's austerity measures and fears that trade and intellectual property frictions with the United States might jeopardize China's global trading position.

        Trading and Settlement. Trading on the Stock Exchange of Hong Kong is conducted through a computerized system that conveys bid and asked prices for securities. Trades are then effected on a matched trade basis directly between buyers and sellers. All securities are traded in board lots. For most companies a board lot is 2,000 shares; odd lots are traded separately, usually at a small discount to the board lot prices. Settlement is made on a 48-hour basis. Share certificates in board lots, together with transfer deeds, must be delivered on the second day following the transaction. Payment is due against delivery. Hong Kong has a central clearing and settlement system for listed securities which provides for computerized book-entry settlement of transactions by members of the system. The central clearing and settlement system requires trades effected through the system to be settled on the second day after the trade takes place. Where the relevant shares are traded through the central clearing system, the share certificates are kept at the central depository and settlement is electronically recorded in stock accounts of participants held by the depository. There are no market-makers in Hong Kong, but exchange dealers may act as dual capacity broker-dealers. Short selling of securities at or through the Stock Exchange of Hong Kong is currently proscribed.

        Regulation and Supervision. The Securities and Futures Commission ("SFC"), an autonomous statutory body outside the civil service that provides a general regulatory framework for the securities and futures industries, was established by the Hong Kong Government in May 1989. The SFC administers certain elements of Hong Kong securities law including those ordinances governing the protection of investors, disclosure of interests and insider dealing.

        The Stock Exchange of Hong Kong promulgates its own rules governing share trading and disclosure of information to shareholders and investors. Companies listing on the Stock Exchange of Hong Kong enter into a listing agreement with the Stock Exchange of Hong Kong which includes provisions requiring that listed companies send interim and audited annual accounts to shareholders and make prompt public disclosure of material transactions and developments. In addition, the Hong Kong Codes on Takeovers and Mergers and Share Repurchases (issued by the SFC but not having the force of law) provides guidelines for the fair treatment of shareholders and the preser-vation of an impartial trading market in connection with takeovers and mergers involving listed companies in Hong Kong.

        Foreign Investment Restrictions. There are no regulations governing foreign investment in Hong Kong. There are no exchange control regulations, and investors have freedom in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.


                       PORTFOLIO TRANSACTIONS AND BROKERAGE

        In placing portfolio transactions, the Investment Manager uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available is considered in making these determinations. Currently, it is the Fund's policy that the Investment Manager may, when it believes it to be in the best interest of the Fund, pay higher commissions than might otherwise be obtainable in recognition of brokerage services felt necessary for the achievement of best available price and most favorable execution of certain securities transactions.

        In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research, market and statistical information and other services related to investment research (such as computer hardware and software or research seminars) to the Fund or the Investment Manager. To the extent brokerage commissions are negotiated, the Investment Manager may cause the Fund to pay a broker-dealer which furnishes such research along with brokerage services a higher commission than that which might be charged by another broker-dealer for effecting the same transactions without providing research; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Investment Manager to the Fund. The Fund will not pay to any affiliate of the Investment Manager a higher commission rate specifically for the purpose of obtaining research services. In addition, the Fund will not, in connection with portfolio transactions in which a broker-dealer acts as a principal, compensate such broker-dealer for providing investment research or other non-execution services.
   Although certain research, market and statistical information services from brokers and dealers can be useful to the Fund and the Investment Manager, the management of the Fund believes that such services are only supplemental to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. The Investment Manager may deem certain of these research services useful in the performance of its obligations, but may be unable and will not attempt to determine the amount by which such services may reduce its expenses. Not all of these services may be useful to the Fund. Certain of these services may be useful to other clients of the Investment Manager.

        Some securities considered for investment by the Fund may also be appropriate for other funds and/or clients served by the Investment Manager. If purchases or sales of securities for the Fund and one or more of these other funds or clients served by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the Investment Manager.

        The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf by the Investment Manager, certain affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, including, but not limited to, Baring Securities Limited and Dillon, Read & Co. Inc. may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

        Under the 1940 Act, the Fund may not purchase any security of which the Investment Manager or any of its affiliates is a principal underwriter during the public offering of such security.

        The Fund's Board of Directors reviews periodically the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits realized by the Fund. For the fiscal years ended December 31, 1993, 1994 and 1995, the Fund paid commissions for the execution of its portfolio transactions amounting in the aggregate to $398,815, $346,317 and $292,371, respectively. For the fiscal year ended December 31, 1993, Asia Equity
   (HK) Holdings Limited, a brokerage firm with whom one of the directors of the Fund was an affiliate, received an aggregate of $7,536 (1.9% of the 1993 total brokerage commissions), in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund. For the year ended December 31, 1994, Asia Equity (HK) Holdings Limited received no brokerage commissions from the Fund. For the year ended December 31, 1995, the Fund paid brokerage commissions of $2,951 (1.0% of total 1995 brokerage commissions) to ING Barings Securities Limited, an affiliate of the Investment Manager, in respect of agency transactions executed on behalf of the Fund.


                                     TAXATION

        The following summary addresses the principal United States Federal, Hong Kong and China income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. The Fund and its share-holders may also be subject to other Federal, state, local and foreign taxes.

        IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF UNITED STATES FEDERAL, STATE AND LOCAL AND NON-UNITED STATES TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

        The statements regarding taxation set out below are based on those laws that are in force on the date of this document and are subject to any subsequent changes therein.


   UNITED STATES FEDERAL INCOME TAXES

        The following discussion of United States Federal income tax considerations is based upon the advice of White & Case, U.S. counsel for the Fund.

        General. The Fund intends to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income for each taxable year from the sale or other disposition of the following assets that have been held for less than three months: stock, securities, options, futures, forward contracts (other than options, futures or forward contracts on foreign currencies) or foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each fiscal quarter for each taxable year,

   (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
   (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

        The U.S. Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have been issued by the Treasury Department. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock or securities.

        As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders if at least 90% of its investment company taxable income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute to its shareholders at least 90% of such income. However, the Fund will be subject to tax at a rate of 35% on any income or gains that are not distributed. Because net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income, however, the Fund will determine once a year whether to distribute any net capital gains. A determination by the Fund to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to U.S. Federal income tax at a rate of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. Federal income tax paid by the Fund against their U.S. Federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

        The Fund will be able to avoid a nondeductible 4% U.S. Federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for such year, (ii) 98% of its capital gain net income (the latter of which is generally computed on the basis of the twelve-month period ending on October 31 of such year), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year and upon which no U.S. Federal income tax was imposed. For this purpose, income or gain retained by the Fund that is subject to U.S. Federal income tax will be considered to have been distributed by the Fund by year-end.

        There is a possibility that Chinese exchange control regulations may restrict or limit the ability of the Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Any such restrictions or limitations could impact the Fund's ability to meet the distribution requirements described above.

        If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

        Passive Foreign Investment Company Investments. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above even if the Fund did not receive any funds to distribute. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which in many cases may be difficult or not possible to obtain. If certain proposed regulations are promulgated as final regulations in their current form, if the Fund does not elect to treat certain passive foreign investment companies in which it owns stock as "qualified electing funds," it may, if eligible, elect to mark-to-market all the stock it owns in passive foreign investment companies (i.e., treat the stock as if it had been sold at fair market value at the end of the taxable year) and treat any gain recognized as the result of such election as ordinary income. Unrealized losses, however, will not be recognized. By making the mark-to-market election, the Fund could ameliorate the adverse tax consequences with respect to its ownership of shares in a passive foreign investment companies, but in any particular year may be required to recognize income in excess of the distributions it receives from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock.

        Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency which is not a functional currency for the Fund attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the Fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sales of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

        Some of the Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. The Fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year-end). This could cause the Fund to recognize income without having the cash to meet the distribution requirements described above.

        Distributions. Distributions of net investment income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions paid by the Fund will not qualify for the dividends received deduction available to corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution is the amount of cash distributed or allocated to the shareholder. A shareholder's basis in these shares would be equal to their cost. Shareholders receiving a distribution in the form of newly issued shares, pursuant to the Dividend Reinvestment Plan, will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. Federal income tax status of distributions or deemed distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received.

        If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it, in effect, represents a return of such shareholder's invested capital. Investors should be careful to consider the tax implications of buying shares just prior to distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Investors purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

        A distribution from the Fund will be treated as paid during a calendar year if the Fund declares the dividend in October, November or December of that year to holders of record in such a month and pays the dividend by January 31 of the succeeding year. Such distributions will be taxable to shareholders as if received on December 31 of the earlier year, rather than in the year the Fund actually pays the dividend.

        Sales of Shares. Upon a sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

        Foreign Taxes. Income received by the Fund from sources within China and Hong Kong and any other countries in which the issuers of securities purchased by the Fund are located may be subject to withholding and other taxes imposed by such countries.

        If the Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of such foreign income and withholding taxes paid by the Fund. Pursuant to this election a shareholder will be required to: (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the Fund and (ii) treat his pro rata share of such foreign taxes as having been paid by him. Each shareholder will be entitled, subject to certain limitations, to either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

        The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. Federal income tax attributable to the shareholder's foreign source taxable income. This limitation applies separately to certain specific categories of foreign source income including "passive income," which includes, among other types of income, dividends and interest.

        The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

        Backup Withholding. The Fund may be required to withhold U.S. Federal income tax at the rate of 31% on all taxable distributions, payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

        Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a foreign shareholder (i.e., a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part on whether the shareholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the shareholder.

        If the income from the Fund is not effectively connected with a United States trade or business carried on by a foreign shareholder, distributions of net investment income made to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) on the income resulting from the Fund's election to treat any foreign income and withholding taxes paid by it as paid by its shareholders, but they may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them. See "Foreign Taxes."

        A foreign shareholder generally will not be subject to U.S. Federal income tax on gain realized upon the sale of shares of the Fund, on distributions from the Fund of net long-term capital gains, or on amounts retained by the Fund which are designated as undistributed capital gains. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. Federal income tax at a rate of 30% (or lower treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain realized upon the sale of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States. The 183-day rule set forth above only applies in exceptional cases because generally an individual present in the U.S. for 183 days or more during the taxable year will be treated as a resident for U.S. Federal income tax purposes and consequently will be subject to U.S. Federal income tax on his worldwide income at the rates applicable to U.S. citizens. In the case of a shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. Federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "Backup Withholding."

        If distributions made by the Fund or gains realized upon the sale of shares of the Fund are "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions (whether received in cash or additional shares) of net investment income, net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of the Fund, will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

        Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual and who generally is not a former U.S. citizen will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will be includible in his gross estate for U.S. Federal estate tax purposes.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

   CHINA TAXES

        The following discussion is a summary of PRC tax laws relating to the Fund and its shareholders and is based upon the advice of Great Wall Foreign Economic Law Office, PRC legal counsel to the Fund. This discussion is based upon the laws of the PRC, and the rules and regulations implementing those laws, and is subject to any subsequent change in PRC laws and regulations that may come into effect after the date hereof.

        Background. The Fund will invest in companies classified under PRC law as foreign investment enterprises, including Sino-foreign companies limited by shares, and PRC domestic companies (collectively, "PRC Companies"). PRC Companies are subject to certain taxes in the PRC that may affect their profitability and their ability to generate dividends for the Fund. These taxes include corporate or enterprise income tax and value-added tax. In some circumstances, these PRC Companies may also be required to pay business tax and consumption tax on particular transactions.

        Foreign investment enterprises, including those organized as Sino-foreign companies limited by shares, and PRC domestic companies are generally subject to corporate income tax imposed on net profits at a 33% rate (the tax laws in the PRC applicable to foreign investment companies differ, however, from those applicable to PRC domestic companies).
   However, with respect to foreign investment enterprises located in any of the PRC special economic zones or foreign investment enterprises engaged in production (as opposed to those engaged in mere assembly or the provision of services) located in the economic and technological development zones of the 14 open coastal cities, this tax rate is reduced to 15%. The reduced tax rate of 15% also applies to foreign investment enterprises engaged in production that are situated in Shanghai's Pudong district as well as to confirmed high technology foreign investment enterprises located in the high and new technology industrial zones in the PRC. With respect to foreign investment enterprises engaged in production and located in certain areas of the 14 open coastal cities (but outside of the economic and technological development zones) or in the coastal open economic zones, the corporate income tax rate is 24%. In addition, foreign investment enterprises engaged in production which have a term of over ten years are entitled to a 2 year tax exemption followed by a 3 year tax reduction, beginning with the first profit-making year.

        Tax Consequences to the Fund. Foreign enterprises that do not have an establishment in the PRC, but nonetheless derive income from a PRC source are ordinarily required to pay a 20% withholding tax on such income. The Fund would qualify as a "foreign enterprise" not having an establishment in
   the PRC for PRC income tax purposes.   However, pursuant to the Agreement
   between the Governments of the United States of America and the People's Republic of China for the Avoidance of Double Taxation and the Prevention of Tax Evasion with Respect to Taxes on Income (the "Income Tax Treaty"), the maximum rate of withholding tax on dividends paid to the Fund should be 10%.

        Pursuant to the Income Tax Treaty, interest received by the Fund with respect to debt securities of PRC Companies owned by the Fund should also be subject to withholding tax at a maximum rate of 10%.

        At present, because of a ruling issued in July 1993 (the "July Ruling"), the PRC State Tax Bureau has determined that dividends paid on "B" shares and dividends received from a PRC Company the shares of which are listed on non-PRC securities exchange, including dividends paid with respect to "H" shares, will not for the time being be subject to the 20% withholding tax if received by a foreign enterprise with no establishment in the PRC. Thus, based on the July Ruling, dividends paid to the Fund with respect to "B" shares, "H" shares and shares listed on other non-PRC securities exchanges held by the Fund will not be subject to PRC withholding tax. However, although the July Ruling is currently in force, there is no assurance that it will remain in effect for the entire period that such shares are held by the Fund, as it is intended to be a temporary provision.

        Normally, when a foreign enterprise with no establishment in the PRC derives capital gains from the sale of shares in a PRC Company, the foreign enterprise may be subject to the 20% withholding tax. As a result, the Fund as a "foreign enterprise" not having an establishment in the PRC would be liable to pay PRC withholding tax on any capital gains derived from the sale of shares. However, based on the July Ruling, the PRC State Tax Bureau has determined that capital gains from the sale of "B" shares and shares of a PRC Company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to the 20% withholding tax if received by a foreign enterprise with no establishment in the PRC. Consequently, capital gains attributable to the Fund on the sale of such shares will not at present be subject to the PRC withholding tax.

        Capital gains with respect to debt securities of PRC Companies are not covered by the July Ruling and may be subject to the 20% withholding tax.

        The purchase or sale of "B" shares listed on the Shanghai Securities Exchange is subject to a stamp tax of 0.3% and a broker's commission of 0.6% on the price at which such shares are purchased or sold, payable by each of the purchaser and seller. The broker's commission will be reduced if the transaction exceeds the value of RMB 100,000, but in no case will the broker's commission be less than 0.3%. The sale of "B" shares is also subject to a transfer fee levied at 0.1% of the par value of such shares sold, payable by each of the purchaser and seller. Accordingly, on each sale and purchase of "B" shares, the Fund will be required to pay stamp tax, a broker's commission and a transfer fee in accordance with PRC regulations.

        The purchase or sale of "B" shares listed on the Shenzhen Stock Exchange is subject to a stamp tax of 0.3% and to transaction fees of .55% on the price at which such shares are purchased or sold, payable by each of the purchaser and seller.

        The purchase or sale of "H" shares listed on a stock exchange outside of the PRC is subject to the applicable laws of the respective jurisdiction where the stock exchange is situated and no PRC stamp tax is levied on such transactions.

        Tax Consequences to Fund Investors. As all purchases and sales of shares in PRC Companies would be made by and in the name of the Fund, which would qualify as a "foreign enterprise" according to PRC law, all dividends paid on the shares and all capital gains derived from the sale of the shares will be regarded as the income of the Fund for purposes of the PRC withholding tax. As a result, dividends paid by the Fund to shareholders of the Fund residing outside of the PRC and capital gains realized by such shareholders on the sale of shares of the Fund outside of the PRC are not subject to any PRC taxes.


   HONG KONG TAXES

        The following description of certain Hong Kong tax matters relating to the Fund and its shareholders is based upon the advice of Grice & Co., Hong Kong solicitors to the Fund.

        Under current Hong Kong law, no income tax is chargeable on dividends or other distributions received by any person in respect of investments in securities (whether listed or not) in Hong Kong. There is also no tax in Hong Kong on capital gains realized from the disposal of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit through such a trade, profession or business, its profits from the trading of securities (including interest, dividends and net capital gains) would be subject to profits tax, which is currently chargeable at a flat rate of 16.5% for corporations.

        Any person who effects any sale or purchase of Hong Kong stock, whether as principal or agent, is required to execute a contract note evidencing such sale or purchase and to have the note stamped. Hong Kong stock means stock the transfer of which is required to be registered in Hong Kong. Contract notes attract stamp duty at the rate of HK$1.50 per HK$1,000 or part thereof (i.e., 0.15%) each for the sale and for the purchase by reference to the value of the consideration paid or payable, or if greater, the value of the Hong Kong stock transferred.

        Remittance of profits derived from investments in securities in Hong Kong by the Fund is not subject to any withholding tax.

        Dividends paid by the Fund to shareholders outside of Hong Kong and capital gains realized by shareholders on the sale of shares of the Fund outside of Hong Kong are not subject to any Hong Kong taxes.

   OTHER TAXATION

        Distributions also may be subject to additional state, local and other foreign taxes (including non-U.S. taxes) depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                          THE PEOPLE'S REPUBLIC OF CHINA

        The following summary has been extracted from various government and private publications. The Fund and its Board of Directors make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify it; furthermore, no representation is made that any correlation exists between The People's Republic of China (the "PRC" or "China") or its economy in general and the performance of the Fund.

   GENERAL INFORMATION

        Location and Geography. The PRC is the world's second largest country in terms of land area and is the largest by population. The PRC is located in the eastern part of Asia and extends over a distance of 5,500 kilometers from north to south and 5,200 kilometers from east to west occupying territory of 9.6 million square kilometers. China has a varied topography, with mountain ranges, deserts and highlands in the west and plains in the east. Mountain areas and highlands account for about two-thirds of the Chinese territory. While these areas are thought to be rich in mineral deposits, agriculture is limited. Of the 9% to 10% of the PRC's land area which is under intensive cultivation, most of it lies in the eastern coastal region. This dramatic variation in topography explains why over 80% of the PRC's population lives in the eastern coastal half of the country and in the plains and valleys of the three river deltas--the Yellow River (Huang He), the Yangtze River (Chang Jiang) and the Pearl River (Zhu Jiang).

        The country is divided into 23 provinces, three municipalities (Beijing, Shanghai and Tianjin) and five autonomous regions (Guangxi Zhuang, Nei Mongol, Ningxia Hui, Xinjiang Uygur and Xizang (Tibet)). The capital and political center of China is Beijing. Shanghai is the largest city and is also the commercial and financial capital.

        Population. The PRC is the world's most populous nation, with an estimated population of approximately 1.20 billion at December, 1994. The population is homogenous, 92% of which is composed of the Han ethnic group and lives mainly in the eastern part of the country. The remaining 8% of the population accounts for the 55 minority nationalities, the majority of whom live in the five autonomous regions of Inner Mongolia, Guangxi, Ningxia, Xinjiang and Tibet. The national language is Putonghua which is based on Mandarin and was simplified in 1945. Over 93% of the population speaks one of the five main Sino-Tibetan dialects which are Mandarin, Cantonese, Fukienese, Hakka and Wu. Religion is not a major source of ethics for Chinese and is not a divisive force among its population. Some 20% of the population practice Confucianism and 8% are Buddhists.

        The following table presents information regarding China's population growth since 1980:

                                                                       Year
             Item                         Unit              1980             1985              1988              1989
     Population of the PRC
        by the end of the year .      10,000 Persons        98,705           105,851           111,026           112,704
     Annual birth rate of
        population. . . . . . . . .      0/00                18.21             21.04             22.37             21.58
     Annual death rate of
        population. . . . . . . . .      0/00                 6.34              6.78              6.64              6.54
     Annual natural growth
        rate of population . . . .       0/00                11.87             14.26             15.73             15.04

                                                                        Year
             Item                          1990              1991             1992              1993             1994
     Population of the PRC
        by the end of the year .          114,333           115,823          117,171            118,517          119,850
     Annual birth rate of
        population. . . . . . . . .         21.06             19.68            18.24              18.09            17.70
     Annual death rate of
        population. . . . . . . . .          6.67               6.7             6.64               6.64             6.49
     Annual natural growth
        rate of population . . . .          14.39             12.98            11.60              11.45            11.21
     _______________
     Source:  Statistical Yearbook of China (1983-1994, Brief Statistics of China 1993).


     Political History and Government. China is one of the world's oldest civilizations, with its origins in the second millennium B.C. Modern China is considered to have begun in 1911, when a revolution led by Sun Yat-sen overthrew the Qing Dynasty and founded the Republic of China. A period of instability followed, as the party founded by Sun Yat-sen in 1924, the Kuomintang, struggled to retain power against rival warlords, an insurgency led by the Communist Party of China ("CPC") and Japanese invaders.

     The CPC was founded in 1921. From the mid-1930s, the CPC and the Kuomintang co-operated to oust the Japanese invaders from China. With the surrender of Japan in 1945, civil war ensued, and in 1949, the CPC gained control of mainland China and established the PRC.

     The PRC has had four Constitutions. The current Constitution of the PRC was adopted in 1982 and was most recently revised in 1993. Under the Constitution, the National People's Congress ("NPC"), composed of approximately 2,970 deputies elected from each of the PRC's 23 provinces, three municipalities and five autonomous regions, is the highest ranking legislative body. The NPC meets annually and when it is not in session, it acts through its Standing Committee. Among the official functions of the NPC are the formulation of state policies, the enactment of laws, the examination and approval of state plans and budgets, the amending and enforcement of the Constitution, and election of the head of state, national government and State Council.

     The State Council, composed of the Premier, Vice Premiers, State Councillors and other heads of ministries and state commissions, is the highest organ of state administration in the PRC. The State Council has the power to enact administrative rules and regulations, issue orders, appoint, remove and train administrative officers, supervise the ministries and local governments, co-ordinate the work of the ministries and state commissions, conduct foreign relations, conclude treaties and agreements with foreign states, administer national defense and declare martial law. The current Premier is Li Peng and the current President is Jiang Zemin, who is also the Secretary-General of the CPC.

     The CPC plays a leading role in formulating policies and in selecting and providing personnel at all levels of the state structure. The organization of the CPC parallels the government structure, with a Central Committee, Politburo and Standing Committee. The Politburo, and particularly its Standing Committee, are the highest policy-making organs of the CPC. Membership in the CPC, which currently has over 50 million members, is generally a prerequisite for holding important government posts, and the legislative and executive organs of state power are generally subordinate in practice to the will of the CPC.

     The PRC has diplomatic and trade relations with most of the nations of the world. In the wake of the use of the military to break up demonstrations in Tiananmen Square in June 1989, and the forceful suppression of political dissent that followed, the PRC's diplomatic and economic relations with many countries, including the United States, suffered. Relations have continued to suffer due to accusations of human rights violations and of suppressing nationalist aspirations in Tibet. The PRC belongs to the United Nations, the International Monetary Fund and the World Bank, and has submitted an application, currently under review, to become a member of the World Trade Organization ("WTO").

   THE CHINESE ECONOMY

     Economic Overview. The PRC has been led by a centrally planned economy since 1949. The PRC adopted its First Five-Year Plan in 1953, which plan sets forth strategies for the PRC's economic growth and development. Presently, China is in the first year of its Ninth Five-Year Plan (1996-2000). In 1978, the PRC instituted an economic reform program to shift from a completely centralized, planned economy to a more mixed economy. In large part, the new policy was adopted to attract foreign capital and technology to assist in strengthening the PRC's economic position and raising the standard of living of its people. Recently, under its "socialist market economy" program, the Chinese leadership has accelerated the pace of economic reforms. Among the most important of these reforms, which are designed to transform the PRC into a regulated free-market economy, are moves to make PRC state-owned enterprises relatively autonomous business entities, responsible for their own profits and losses. To this end, managers of state-owned enterprises have been granted more decision-making powers, including the planning of production, marketing, use of funds and employment of staff. A related aspect of the current economic reform program is price de-control. Since 1992, price controls on a wide range of commodities have been partially lifted.

     China will officially endorse in the March 1996 National People's Congress its Ninth Five-Year Plan (1996-2000). It is anticipated that the government will pledge to keep inflation below 8% and fixed asset investment at 30%.

     Apart from a high inflationary period in the late 1980's, economic growth generally has been kept under control. During the period of 1989 to 1993, growth in terms of GNP ranged between approximately 3.9% and 13%.


   The following table sets forth selected data regarding the PRC economy:


     Major Economic Indicators            1990           1991         1992         1993        1994
                                        % change       % change     % change     % change   % change
     Gross National Product*(1)  . . . .   4.0%           8.0%        14.00        13.30       11.60
     Agriculture(1)  . . . . . . . . . .   6.9            3.0          6.40         7.80        8.60
     Industry(1) . . . . . . . . . . . .   7.8           14.8         27.50        28.02       26.08


                                        % of GDP       % of GDP     % of GDP     % of GDP     % GDP
     Gross Domestic Investment(2)  . . .  35.5%          35.3%        38.2         42.1        39.5
     Gross Domestic Savings  . . . . . .  40.2           39.1         40.0         40.0        40.5


                                        % change       % change     % change     % change    % change
                                         in RPI         in RPI       in RPI       in RPI      in RPI

     Inflation Rate(2) . . . . . . . . .   2.1%           2.9%         5.4%        13.2%       21.7%

                                         US$ billion  US$ billion    US$ billion   US$ billion     US$ billion
     Total Exports(1)  . . . . . . . . .     62.1          71.9          84.9          91.7          121.00
     Total Imports(1)  . . . . . . . . .     53.4          63.8          80.6         104.0          115.7
     Trade Balance(1)  . . . . . . . . .      8.7           8.1           4.3         (12.3)           5.3
     Current Account Balance(1)  . . . .     11.0          12.0           6.4         (11.9)           7.7
     External Debt(1)  . . . . . . . . .     52.5          60.6          69.3          83.6           92.8
     Foreign Currency Reserves(1)  . . .     11.1          21.7          19.4          21.2           51.6

                                         RMB per US$   RMB per US$  RMB per US$   RMB per US$  RMB per US$
     Exchange Rate (end of year)(3)         5.22          5.43          5.75          5.78         8.62

     _______________
     Sources:

          (1)         Statistical Yearbook of China, 1994, and State Statistical Bureau of China
          (2)         Asian Development Bank
          (3)         China Daily, December 29, 1990, December 30, 1991, December 31, 1992, December 31, 1993 and December 31, 1994.

     *    Gross National Product refers to the added value of material-productive or nonmaterial-productive sectors as well as net revenue from abroad.

        The PRC's economy currently consists of four important sectors: state, collective, private and foreign investment sectors. The former two sectors accounted in 1994 for 34% and 41%, respectively, of industrial output. The proportion of industrial output represented by state-owned enterprises, which are generally located in urban areas, declined significantly from approximately 64.9% in 1985 to approximately 34% in 1994. The fastest growing sector of the economy, concentrated on the eastern seaboard provinces, is the foreign investment sector.

        Beginning in 1978, the PRC instituted an economic reform program, which has gradually reduced central control of the economy by granting farmers greater economic incentives and industrial managers more decision making authority. Between 1980 and 1990, GNP growth averaged 9.0%, making the PRC economy one of the world's fastest growing. An austerity program instituted in 1988 to dampen the overheating economy trimmed growth to 4.3% in 1989. Growth rates remained fairly constant at 4% in 1990, and increased to 7.7% in 1991, 12.7% in 1992 and 13% in 1993 then dropped slightly to 11.6% by the end of 1994, again as the result of a centrally mandated austerity program.

        The PRC balance of payments has fluctuated over the years, from a deficit of US$14.9 billion in 1985 to a surplus of US$4.4 billion in 1992 and to a trade deficit of almost US$12.2 billion in 1993. In 1994, there was a trade surplus of US$5.3 billion.


        Economic Plans and Development. The PRC government continues to exert a significant degree of centralized control over the economy through State Plans and other measures. The implementation of the plans is carried out under the supervision of the State Planning Commission, which reports directly to the State Council. Current PRC economic policies are set forth in the Ninth Five-Year Plan (1996-2000), which emphasizes further economic reforms. The objective of the plan is to quadruple the PRC's GNP from its 1980 level by the end of this century, which would require average annual growth of 8-9% per year during the 1990s. The Ninth Five-Year Plan emphasizes expanded economic and technological exchanges with other countries and further development of export-oriented industries and special investment areas. In addition to the State Plans and as a result of decentralization policies and regional economic prosperity, provinces and municipalities in the PRC are formulating their own local developmental plans and priorities, occasionally at odds with central government State Plans and directives.

        The PRC's attempt to attract foreign investment, gain access to new technology and boost exports and employment has led to the establishment since 1980 of five special economic zones, including three in Guangdong province, one in Fujian province and one for all of Hainan province. Investors in such zones benefit from tax concessions, exemptions from import restrictions and favorable land and labor policies. In 1984, 14 cities along the eastern seaboard were designated as "open coastal cities" and granted permission to offer incentives similar to those available in the special economic zones. Moreover, in 1988, "coastal open economic zones" were established in northern and southern China providing preferential tax and other benefits to foreign investors. In addition, the central government and provincial governments have offered tax and other incentives to encourage foreign investment in selected "high-technology development zones" elsewhere in the PRC. See "-- Direct Investments in China -- Priority Investment Areas."

        The following table sets out the average annual percentage growth in certain measures of economic activity during the periods 1986-90 and 1991-95 and as projected for the period 1996-2000 in the Ninth Five-Year Plan:

                                                     AVERAGE ANNUAL PERCENTAGE GROWTH
                                                        1986-90          1991-95          1996-2000
                                                         ACTUAL           ACTUAL             PLAN
     Real GNP                                             7.7            11.3                 8
     Industrial Output                                   13.2            19.3                 n.a.
     Agricultural Output                                  4.7             n.a.                n.a
     Fixed Assets Investment                             11.8             n.a.               30
     Retail Sales                                        14.0            24.6                 n.a
     Retail Price Index                                  10.1            11.7                18
     Consumption per capita                               3.6             n.a.                n.a
     _______________
     Source: People's Republic of China, State Statistical Bureau, Statistical Yearbook of China 1992 ("China Statistical Yearbook,
             1992"); UBS Global Research, China Equities, December 1995 "Beijing Expects Sharp Growth in Economy", The Asian Wall
             Street Journal, March 6, 1996.

        Principal Economic Sectors. Industry. In 1994, industry accounted for approximately 49% of the PRC's national income. In the first three decades under Communist rule, the PRC placed great emphasis on heavy industry.
   This pattern was reversed after 1978 when the PRC embarked on its reform program whereby much industrial growth was to come from the industrial enterprises in rural townships which, for the most part, were engaged in the processing and assembly of durable consumer goods. These operations were concentrated in southern China, where a major light industrial base developed. The PRC's industrial output, particularly in light industry, has grown rapidly since 1979. Lack of equivalent growth in supporting sectors such as energy and raw materials has, however, resulted in bottle-necks and imbalances. A three-year industrial adjustment program aimed at improving the channelling of resources into developing basic industries was adopted in late 1988. This program was officially ended by Chinese Premier Li Peng's Politburo speech in September 1991, after retail prices were successfully brought down from a high of 17.8% in 1989 to 5.4% in 1992. Retail prices rose by 17.2% in 1993 and approximately 21.7% in 1994. In 1995, overall industrial output growth was approximately 13% in real terms.

   The PRC's current industrial policy also places emphasis on high-technology industries to be supported by foreign technology, such as micro-electronics and telecommunications. However, overstocking and poor economic results continue to plague the PRC's industry. Continued growth has been hampered by problems of access to raw materials and energy supplies.

        Agriculture. Although long-term growth in agricultural production has slowed, China remains one of the world's largest agricultural producers. The government has emphasized diversification of production, and a commitment to the maintenance of grain outputs. Other agricultural products have also shown increases in production in recent years, with cotton production at the forefront. With the dismantling of the commune system and the implementation of the household contract responsibility system whereby farmers are helped to improve their own production, the agricultural sector has experienced rapid growth. The result of agricultural reform raised agriculture output by 8% in 1979-1984. Between 1986 and 1994 there has been an average annual increase in agriculture output of 5.6%.

        Energy. Although the PRC has a vast potential for energy production, this potential has been largely untapped. However, the PRC is the world's largest producer of coal and the world's fifth largest oil producer. Until recently, the PRC did not have the capacity to utilize its off-shore oil fields due to the country's relatively low level of technology. Joint ventures with foreign companies, however, have allowed the PRC to use the fields, and further growth in oil production, both off-shore and on-shore, is expected. The PRC also has significant potential for harnessing hydroelectric power, but has utilized only a small portion of this potential. The PRC is planning to make hydroelectric power a major source of energy in the years ahead.

        Foreign Exchange Reserves and Debt. The PRC's foreign debts in 1994 stood at US$92.8 billion or up 11% compared with 1993, whereas its foreign debts in 1993 stood at US$83.6 billion, up 20.6% compared with 1992. Of these debts, those classified as long- and medium-term came to US$82.4 billion, accounting for 88.8% of the total while the short-term debt came to US$10.4 billion, accounting for 11.2% of the total.


                                     EXTERNAL DEBT PROFILE OF THE PRC

                        1987      1988      1989      1990      1991      1992      1993      1994
                       US$bn     US$bn      US$bn     US$bn     US$bn     US$bn     US$bn     US$bn

      Medium-long      $24.5      $32.7     $37.0     $45.8     $50.3     $58.5     70.0      82.4
      term debt .

      Short-term         5.7        7.3       4.3       6.8      10.3     10.9      13.6      10.4
      debt  . . .
      Total debt        30.2       40.0      41.3      52.6      60.6      69.4     83.6      92.8
     _______________

     Source: External Debt Management Division of the State Administration of Exchange Control of China, Statistical Yearbook of
     China, 1994.

        After a sharp decline in 1989, the country's short-term foreign debt increased somewhat in 1990, adding to the liquidity of the debt in general. However, the proportion of the short-term debt is still far lower than the international acceptance level, which is 25%. The PRC's foreign reserves amounted to approximately US$51.6 billion in 1994, up substantially from 1993's US$21.2 billion. Gold reserves have remained at approximately 12.70 million fine troy ounces since 1981.

        Inflation and Monetary Policy. Inflation is a major concern in the PRC economy. In the mid-1980s, rapid economic growth combined with the relaxation of credit controls resulted in an overheated economy and high rates of inflation. In 1985 and 1989, the government attempted to slow the pace of economic reforms, tightened credit policies and instituted an austerity program, including a freeze of planned price increases. In 1993, Vice-Premier Zhu Rongji launched a similar austerity program aimed at cooling China's overheated economy, particularly through the imposition of tight credit policies coupled with plans for the restructuring of the PRC monetary and financial systems. During the past several years, China's monetary policy has vacillated between expansionist and contractionist. This varying monetary policy has contributed to a fundamental cycle of the Chinese economy: reform and expansion leading to overheating of the economy and tightening of control. The ongoing reform of the PRC monetary and financial systems seeks to modulate this cycle and institute a regime of managed growth for the Chinese economy in the future. Official inflation rates as measured by the Consumer Price Index fell sharply from 27% in October 1994 to 11.4% in October 1995. The Retail Price Index dropped from 21.7% in December 1994 to 10.3% in October 1995. The government's target of 10% inflation for 1996 reflects its objective of maintaining stable economic growth in the future. It is generally believed that the actual rate of inflation, particularly in urban areas, exceeds the officially reported rates. Inflationary pressure is likely to remain strong for the foreseeable future.

        The following table sets out the inflation rate as measured by the percentage change in the retail price index since 1985:

                                                 PERCENTAGE CHANGE IN RETAIL PRICE INDEX
                                                                         PERCENTAGE
                              YEAR                                         CHANGE
                              1985                                             8.8
                              1986                                             6.0
                              1987                                             7.3
                              1988                                            18.5
                              1989                                            17.8
                              1990                                             2.1
                              1991                                             2.9
                              1992                                             5.4
                              1993                                            13.2
                              1994                                            21.7

     _______________
     Source: China Statistical Yearbook, 1993 and 1994.

        The Financial System. The Ministry of Finance is responsible for national fiscal management, state budgetary planning and supervision of the PRC taxation system. The State Taxation Administration, co-operating closely with the Ministry of Finance, oversees day-to-day tax administration, including tax assessments and the collection of revenue. The banking system in the PRC is managed by the PRC's central bank, the People's Bank of China ("PBOC"). The PBOC is a state administrative organ under the leadership of the State Council. Its primary functions include: the formation of national financial regulations and policies; the issuance of currency and regulation of its circulation; the co-ordination and implementation of credit plans; overseeing the establishment and operation of financial institutions and financial markets; administration of the PRC's foreign exchange and gold reserves; and adjustment of exchange rates against foreign currencies.

        There are currently five specialized banks, namely, the Industrial and Commercial Bank of China, the China Investment Bank, the Agricultural Bank of China, the People's Construction Bank of China, and the Bank of China (the "BOC"). Trust and investment companies and credit cooperatives also provide financial services in the PRC. Major trust and investment corporations include China International Trust and Investment Corporation ("CITIC"), Shanghai Investment and Trust Corporation ("SITCO"), and Guangdong International Trust and Investment Corporation ("GITIC").

        Exchange Rate and Foreign Exchange Control. There is centralized control and unified management of foreign exchange in the PRC. The legal framework for foreign exchange control in the PRC is based on the Provisional Regulations for Foreign Exchange Control of the People's Republic of China, promulgated on December 18, 1980, the Implementing Rules of the Foreign Exchange Control Regulations relating to Overseas Chinese-Invested Enterprises, Foreign Investment Enterprises and Sino-foreign Equity Joint Venture Enterprises, promulgated on August 1, 1983, and the Provisional Regulations on Foreign Exchanges Sales, Purchases and Payments ("Foreign Exchange Provisions") promulgated on March 26, 1994. The State Administration of Exchange Control (the "SAEC") is responsible for matters relating to foreign exchange administration, while the PBOC is in charge of foreign exchange operations. The PBOC sets the daily exchange rate of RMB against major foreign currencies with reference to the trading price of the Renminbi on the previous day at the China Foreign Exchange Trading Center ("CFETC"). The Foreign Exchange Provisions prohibit the circulation, use or pledging of foreign currency within China and the sale or purchase of foreign currency without SAEC authorization.

        RMB are not at present freely convertible into foreign currencies, although the PRC government has declared its intention to make RMB a fully convertible currency within the next five years. The first step towards eventual convertibility of RMB occurred in January 1994, when the PRC government unified the official exchange rate and the foreign exchange adjustment center ("swap center") rate, by adopting a managed floating exchange rate system. The unification of exchange rates is intended to harmonize the PRC's foreign exchange system with free market policies rather than socialist central planning. However, the PBOC has indicated that it will continue to intervene in the foreign exchange markets and to use monetary policy and interest rates to stabilize the RMB exchange rate.

        The unification of exchange rates is linked to the eventual convertibility of the Renminbi, which the PRC has officially declared will occur by 2000. China recently announced that it may introduce convertibility of the Renminbi as early as later this year but with respect to current account items only. However, capital account items, particularly for foreign investment enterprises, will remain technically inconvertible for the foreseeable future.

        As part of the process leading to convertibility of the Renminbi, the CFETC was formally established and came into operation in April 1994.
   CFETC has set up a computerized network with sub-centers in several major cities, thereby forming an interbank market in which designated PRC banks can trade and settle their foreign currencies. The establishment of CFETC was originally intended to coincide with the abolition of swap centers.
   The swap centers have, however, been retained as an interim measure and foreign investment enterprises are currently required to enter into foreign exchange transactions only through the swap centers. Under the Foreign Exchange Provisions, all PRC enterprises with the exception of foreign investment enterprises are required to sell their foreign exchange income to designated banks authorized in dealing foreign exchange. Chinese enterprises that sell their foreign exchange receipts to such banks may apply to the SAEC to open foreign exchange accounts at designated foreign exchange banks and to handle foreign exchange settlement in accordance with the Foreign Exchange Provisions. It is expected that the foreign investment enterprises will be allowed to use the CFETC interbank market for their foreign exchange transactions upon the abolition of the swap centers in the near future.

        The following table sets out official exchange rates for the RMB against some major currencies:

                                                          AS AT YEAR-END
     RMB PER UNIT                     1988     1989       1990      1991      1992      1993      1994      1995
     US$                               3.72     4.72      5.22     5.43      5.75      5.78       8.62       8.34
     DM                                2.09     2.80      3.42     3.56      3.56      3.35       5.32       5.82
     Pounds Sterling                   6.69     7.58      9.88    10.16      8.67      8.55      13.20      13.00
     Japanese Yen (1,000)             29.62    32.88     38.44    43.16     46.12     51.95      84.40      81.00
     HK$                               0.48     0.60      0.67     0.69      0.74      0.75       1.11       1.08
     _______________
     Source: China Daily, December 30, 1988, December 29, 1989, December 29, 1990, December 30, 1991, December 31, 1992,
     December 31, 1993, December 31, 1994, December 31, 1995.

        Foreign Trade. In parallel with other economic reforms initiated in 1978, a more decentralized foreign trade system has replaced the previous highly centralized, state controlled structure. Since 1978, the PRC's foreign trade has grown rapidly, both in absolute volume and product range. From 1978 to 1993, total trade grew from US$20.6 billion to US$195.8 billion. Aided by an official policy of restraining imports and a series of currency devaluations since 1985, the PRC registered its first trade surplus in six years in 1990. In 1992, exports amounted to US$85 billion, an increase of 18.3% over that of 1991, and the PRC's trade surplus reached US$4.4 billion. In 1993, the PRC experienced a trade deficit of some US$12.2 billion. In 1994, however, exports amounted to US$121 billion, an increase of 32% over that of 1993 and the PRC's trade surplus reached US$5.35 billion.

        Hong Kong is the single largest market for PRC exports, many of which are re-exported from Hong Kong to third countries. Hong Kong is also the largest single source of the PRC's foreign exchange earnings. Following the normalization of relations with the United States, the PRC was granted most favored nation status ("MFN"), which is subject to annual renewal. In the mid- and late-1980s PRC exports to the United States grew rapidly. In 1992, the PRC's trade surplus with the United States was US$18.3 billion, according to the United States Department of Commerce. According to the Statistical Yearbook of China, 1994, the PRC's trade surplus with the United States was US$6.2 billion in 1993 and US$7.5 billion in 1994.

        Since June 1989, concern over the PRC's human rights record and, more recently, over the fairness of the terms of trade between the United States and the PRC, have led to Congressional challenges to the annual renewal of the PRC's MFN status. If the PRC were to lose MFN status, its foreign trade would be adversely affected. Guangdong province, in which a substantial portion of PRC exports to the United States are manufactured, would be most adversely affected.

        China has applied to resume its status as a contracting state to the General Agreement on Tariffs and Trade, and to join the WTO. As a WTO member, China would obtain more preferential treatment for expanding its foreign trade.


   DIRECT INVESTMENTS IN CHINA

        Since 1979, foreign direct investments in the PRC have increased and have become an important element in the PRC's economy. Hong Kong and Macao have been the most important sources of foreign direct investments in the PRC, accounting for 61% in 1989, 55% in 1990, 70% in 1991 and 1992, 65% in
   1993 and 60% in 1994 of total direct foreign investments. Since 1978, the PRC government has made foreign direct investment more attractive with preferential tax treatments by increasing the industries in which investments can be made, making domestic markets more accessible and giving greater latitude in the management of foreign investment enterprises.

        Direct foreign investments in the PRC, by number of contracts and contract value, during 1979 to 1994 were as follows:

                                                        DIRECT FOREIGN INVESTMENT

                           1979-1984   1985   1986  1987   1988  1989   1990  1991    1992   1993     1994
     Number of Contracts
     (in thousands)            3.25    3.07   1.50  2.23   5.95  5.78   7.27  12.98   48.76  83.44    47.50
     Value of Contracts
     (in U.S. $ billions)      10.4    5.93   2.83  3.71   5.30  5.60   6.60  11.98   58.12  111.44   82.70
     __________________
     Source:  Ministry of Foreign Economic Relations and Trade and China Statistical Yearbook 1993, China Statistical Yearbook, 1993
     and 1994.


        Forms of Direct Foreign Investments. Direct foreign investments in China have taken a variety of forms, including:

        Equity Joint Ventures. Equity joint ventures are principally governed by The Law of the People's Republic of China on Joint Ventures Using Foreign and Chinese Investment, promulgated in 1979 and the Regulations for the Implementation of The Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, promulgated in 1983. This law and its subordinate regulations were among the first principal pieces of legislation relating to foreign direct investment in the PRC. They are supplemented by rules and regulations governing taxation, labor and other matters relating to equity joint ventures. Equity joint ventures are limited liability companies in which Chinese and foreign partners hold equity stakes.

        Contractual or Cooperative Joint Ventures. Contractual or cooperative joint ventures are governed by The Law of the People's Republic of China on Chinese-Foreign Cooperative Joint Ventures of 1988 and the Regulations for the Implementation of the Law of the People's Republic of China on Chinese-Foreign Cooperation Joint Ventures promulgated in 1995. They are established by contracts between a Chinese party and a foreign party. Unlike equity joint ventures, in which the rights, liabilities, obligations and profit sharing arrangements between the joint venture partners are usually defined by reference to their respective equity interests in the joint venture, the rights, liabilities, obligations and profit sharing arrangements between the parties in contractual or cooperative joint ventures usually are specifically negotiated and set out in the joint venture contract. This type of joint venture is generally perceived to have a greater degree of flexibility than equity joint ventures.

        Wholly Foreign-Owned Enterprises. Foreign companies are permitted to establish wholly-owned subsidiaries in the PRC. Such wholly foreign-owned enterprises are governed by The Law of the People's Republic of China on Wholly Foreign-Owned Enterprises of 1986 and the Regulations for the Implementation of the Law of the People's Republic of China on Wholly Foreign-Owned Enterprises promulgated in 1990. These enterprises are generally required to utilize advanced technology and equipment or to export 50% or more of their finished products.

        Sino-foreign Companies Limited by Shares. It is now permissible for foreign companies to establish Sino-foreign companies limited by shares with selected State-owned enterprises pursuant to the Provisional Regulations for the Establishment of Foreign Investment Companies Limited by Shares promulgated on January 10, 1995. Such companies may be established by means of promotion or public offer. The minimum registered capital requirement is RMB 30 million. Total value of the shares held by the foreign shareholders can not be less than 25% of the company's total registered capital. The company's shares may be traded publicly on the Shenzhen Stock Exchange, the Shanghai Securities Exchange or the Hong Kong Stock Exchange.

        Holding Companies. Foreign companies are permitted to establish holding companies in China pursuant to the Provisional Regulations on Investment-oriented Companies in China Established by Foreign Companies promulgated on April 4, 1995. The companies may be established either solely by foreign investment or jointly by both Chinese and foreign investment. There are substantial minimum total investment and registered capital requirements that must be satisfied before such companies can be approved.

        Priority Investment Areas. In order to help modernize the Chinese economy, China has established special zones in which foreign investment is encouraged. It is anticipated that the Fund's direct investments will be made primarily with respect to business operations in these zones.

        Special Economic Zones. In 1980, China established special economic zones to attract foreign capital, technology, and expertise by offering investors in these zones tax incentives and other preferential treatment. Four out of the five special economic zones in the PRC are located in the Guangdong and Fujian Provinces, Shenzhen, Shantou and Zhuhai in Guangdong Province and Xiamen in Fujian Province. Another special economic zone has been established for all of Hainan province.

        Open Coastal Cities. In April 1984, 14 areas were designated "open coastal cities" where, like the special economic zones, preferential investment terms are offered to investors. Most of these cities have "economic and technological development zones" which afford the foreign investor the same advantages as the special economic zones. These cities are Qinhuangdao, Dalian, Tianjin, Yantai, Qingdao, Lianyungang, Nantong, Shanghai, Ningbo, Wenzhou, Fuzhou, Guangzhou, Beihai and Zhanjiang.

        Coastal Open Economic Zones. In the late 1980s, five areas were designated coastal open economic zones: Liaodong Peninsula and Shangdong Peninsula in northeast China, the Yangtze River Delta in the eastern

   Jiangsu Province, the Minnan Delta in Fujian Province and the Pearl River Delta in southern Guangdong Province.

        Shanghai's Pudong District. In 1990, the Pudong area of Shanghai was also designated an open zone for foreign investments with autonomy equivalent to that of a special economic zone.

        High and New Technology Industrial Development Zones. High and new technology industrial development zones were first introduced in 1988 to offer preferential treatment to enterprises which have been confirmed as technology intensive in accordance with the requirements formulated by the State Science and Technology Commission. There are 27 high and new technology industrial development zones which have been approved by the State Council. These zones presently exist in Beijing, Changchun, Changsha, Chengdu, Chongqing, Dalian, Fuzhou, Guangzhou, Guilin, Hainan, Hangzhou, Harbin, Hefei, Jinan, Lanzhou, Nanjing, Shanghai, Shenyang, Shenzhen, Shijiazhuang, Tianjin, Weihai, Wuhan, Xi'an, Xiamen, Zhengzhou and Zhongshan.



   THE GREATER CHINA FUND, INC.
   Report of Independent Accountants


   To the Shareholders and Board of Directors of The Greater China Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Greater China Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period July 23, 1992 (commencement of investment operations) through December 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


   PRICE WATERHOUSE LLP
   1177 Avenue of the Americas
   New York, New York

   February 5, 1996



                      PORTFOLIO OF INVESTMENTS
                      December 31, 1995

             Shares   Description                                                      Value
                                                                                    (Note 1)

                      EQUITIES AND EQUITY EQUIVALENTS - 100.0%

                      CHINA - 16.2%
                      BUILDING MATERIALS - 2.4%
          2,237,560   China Southern Glass Co. "B"                                $  607,679

          6,782,000   Luoyang Glass Co. Ltd. "H"                                   1,745,384
          1,200,000   Shanghai Yaohua Pilkington Glass "B"                         1,056,000
                                                                                   3,409,063

                      CONSUMPTION - 0.9%
            500,000   Shanghai Shangling Electrical Appliances "B"*                  306,000
          2,900,000   Shanghai Narcissus Electric "B"                                493,000

          1,650,000   Zhuhai Lizhu Pharmaceuticals "B"                               490,786
                                                                                   1,289,786

                      MANUFACTURING - 7.3%
          5,114,000   Chengdu Telecom Cable "H"                                      873,001
            700,000   China International Marine Containers "B"                      516,004

            700,000   Erdos Cashmere Products Co. "B"*                               261,800
          9,000,000   Harbin Power Equipment "H"                                   1,350,145

          4,500,000   Northeast Electric T&T Machine Manufacturing "H"*              733,269
          4,050,000   Quingling Motor Cos. "H"                                     1,178,467
          1,011,600   Shanghai Chlor-Alkali Chemical "B"                             256,946

            500,000   Shanghai Diesel Engine Co. Ltd. "B"                            185,000
          7,334,000   Shanghai Petrochemical Co. "H"                               2,110,333

         10,490,000   Yizheng Chemical Fibre Co. Ltd. "H"                          2,360,504
          1,730,000   Zhenhai Refining & Chemical Co. "H"                            324,410
                                                                                  10,149,879

                      REAL ESTATE DEVELOPMENT - 1.3%
          1,622,900   Shanghai Jinqiao Export Processing Zone "B"                    606,965
          2,100,000   Shanghai Lujiazui Finance & Trading "B"                      1,192,800

                                                                                   1,799,765
             Shares   Description                                                      Value
                                                                                    (Note 1)


                      CHINA - (CONTINUED)
                      SERVICES - 4.3%
          2,737,680   China Merchant Shekou Port Service Co. Ltd. "B"           $    991,336

          1,000,000   Chiwan Wharf Holdings Ltd. "B"                                 376,334
          5,171,600   Shanghai Dazhong Taxi Co. Ltd. "B"                           3,775,268

         10,388,000   Shanghai Haixing Shipping "H"                                  698,579
            228,155   Shanghai New Asia Group "B"*                                   120,466
                                                                                   5,961,983


                      Total China                                                 22,610,476

                      HONG KONG - 75.5%

                      BANKING - 8.7%
            220,000   Dao Heng Bank                                                  792,370

            387,800   Hang Seng Bank                                               3,473,023
            300,000   HSBC Holdings                                                4,539,282
          6,325,435   The Ka Wah Bank Ltd.                                         1,861,024

          3,600,000   Min Xin Holdings Ltd.                                          512,124
          1,000,000   Union Bank of Hong Kong                                        944,067
                                                                                  12,121,890


                      CONGLOMERATE - 20.0%

          3,100,000   China Resources Enterprise                                   1,603,621
          1,455,000   Citic Pacific Ltd.                                           4,977,013
          1,800,000   First Pacific Co.                                            1,990,301

         10,044,000   Guangdong Investment Ltd.                                    6,040,039
            800,000   Hutchinson Whampoa Ltd.                                      4,862,593

            550,000   Swire Pacific (A)                                            4,267,701
          1,250,000   The Wharf Holdings Ltd.                                      4,162,625
                                                                                  27,903,893


                      CONSTRUCTION - 0.2%

            366,000   Kumagai Gumi (Hong Kong) Ltd.                                  265,063
             Shares   Description                                                      Value
                                                                                    (Note 1)

                      HONG KONG - (CONTINUED)

                      CONSUMPTION - 4.4%
          2,570,000   China-HK Photo                                            $  1,454,090
          1,688,000   Giordano International Ltd.                                  1,440,776

          1,213,000   Goldlion Holdings Ltd.                                         886,317
          4,162,000   Hualing Holdings Ltd.                                          500,570

            400,000   Jardine International Motor Holdings                           455,221
          3,500,000   Lam Soon Food Industries Ltd.                                  398,319
          2,100,000   NG Fung Hong Ltd.*                                             923,375

                                                                                   6,058,668


                      INDUSTRIAL - 0.5%
            410,000   Varitronix International                                       760,879


                      MANUFACTURING - 1.7%
          4,000,000   Herald Holdings                                                204,332

          1,852,000   Singamas Container                                             239,509
          4,258,000   Sinocan Holdings Ltd.                                        1,514,323
          3,044,160   World Houseware Holdings                                       452,736


                                                                                   2,410,900

                      REAL ESTATE DEVELOPMENT - 22.4%

          1,340,000   Cheung Kong Holdings                                         8,144,843
          5,996,000   China Overseas Land & Investment Ltd.                        1,062,337

            500,000   Henderson Land Development                                   3,013,256
          2,000,000   Hong Kong Resort International Ltd.                          1,862,270
            400,000   Hong Kong Resort International Ltd. Warrants,
                      expiring June 23, 2000*
                                                                                     130,617

          2,200,000   New World Development Co. Ltd.                               9,559,651
            900,000   Sun Hung Kai Properties Ltd.                                 7,361,785
                                                                                  31,134,759


                      REAL ESTATE INVESTMENT - 1.4%

          2,000,000   Amoy Properties                                              1,991,594

                      SERVICES - 1.7%

          1,904,000   Shangri La Asia                                              2,314,594


                      TRADING - 1.3%
          2,032,200   Li & Fung Ltd.                                               1,813,408
             Shares   Description                                                      Value
                                                                                    (Note 1)


                      HONG KONG - (CONTINUED)
                      UTILITIES - 6.8%

            900,000   China Light & Power Co. Ltd.                              $  4,143,550
          1,852,631   Consolidated Electric Power Asia                             3,366,242
          1,200,000   Hong Kong & China Gas                                        1,932,105

                                                                                   9,441,897

                      MISCELLANEOUS - 6.4%

          7,710,000   China Merchant Hai Hong Holdings Co. Ltd.                    2,068,962
          2,194,000   Fairyoung Holdings Ltd.                                      1,007,268

            438,800   Fairyoung Holdings Ltd. Warrants,
                      expiring June 30, 1996*
                                                                                      13,790
          1,400,000   Florens Group Ltd.                                             914,323
            314,974   New World Infrastructure                                       602,860

          1,200,000   Television Broadcasting                                      4,275,461
                                                                                   8,882,664

                      Total Hong Kong                                            105,100,209

                      KOREA - 3.1%

                      BUILDING MATERIALS - 2.0%
             34,043   Dong Ah Construction                                         1,189,256


              9,048   Dong Ah Construction (New)                                     316,082
             33,923   Dongkuk Steel Mill Co. (New)                                   804,619
              7,930   Inchon Iron & Steel Co. Ltd.                                   300,537

              2,290   Pohang Iron & Steel Co.                                        149,665
                                                                                   2,760,159


                      MANUFACTURING - 1.1%
              7,200   Samsung Electronics*                                         1,308,669

              1,424   Samsung Electronics (New)*                                     256,990
                106   Samsung Electronics (New 3)*                                    19,198
                                                                                   1,584,857

                      Total Korea                                                  4,345,016
             Shares   Description                                                      Value
                                                                                    (Note 1)


                      SINGAPORE - 2.9%
                      CONGLOMERATE - 2.1%
            432,000   Jardine Matheson SGD                                     $   2,959,200


                      MANUFACTURING - 0.8%

            397,000   Elec & Eltek International Co. Ltd.                          1,067,930
                      Total Singapore                                              4,027,130


                      TAIWAN - 2.3%
                      MANUFACTURING - 0.3%

             30,000   Advanced Semiconductor Engineering GDR*                        396,750

                      MISCELLANEOUS - 2.0%

                 18   Taipei Fund IDR*                                             1,296,000
             71,250   The Taiwan Fund, Inc.                                        1,460,625
                                                                                   2,756,625

                      Total Taiwan                                                 3,153,375


                      Total Equities and Equity Equivalents                      139,236,206
                      (cost $127,730,966)
            Principal  Description                                                     Value
               Amount                                                               (Note 1)

                       FIXED INCOME - 0.4%


                       HONG KONG

                       REAL ESTATE DEVELOPMENT
         HK$5,250,000  Hong Kong Resort International Ltd.,
                          6.00%, 6/26/2000
                          (cost $409,318)                                     $      571,169


                       TIME DEPOSIT - 1.1%


         US$1,525,000  Brown Brothers Harriman & Co.,
                          Grand Cayman, 4.75%**                               $    1,525,000
                          (cost $1,525,000)

                       TOTAL INVESTMENTS - 101.5%

                       (cost $129,665,284)                                       141,332,375
                       Liabilities in excess of other assets - (1.5%)            (2,086,433)


                       NET ASSETS - 100.0%                                      $139,245,942



                      *    Non-income producing security.

                      **   Variable rate account -- rates reset on a monthly basis; amounts available upon 48 hours' notice.

                      GDR -- Global Depository Receipt.

                      IDR -- International Depository Receipt.

                      See Notes to Financial Statements


     THE GREATER CHINA FUND, INC.







                                 STATEMENT OF ASSETS AND LIABILITIES
                                 December 31, 1995
                                 ASSETS
                                 Investments, at value (cost $129,665,284)                          $141,332,375
                                 Cash (including Hong Kong dollars of $18,540
                                    with a cost of $18,546)                                               22,317
                                 Dividends and interest receivable                                       263,047
                                 Receivable for investments sold                                         129,294
                                 Deferred organizational expenses and other assets                        74,442

                                    Total assets                                                     141,821,475

                                 LIABILITIES
                                 Dividends payable                                                     1,946,643
                                 Investment management fee payable                                       148,038
                                 Administration fee payable                                               24,960
                                 Accrued expenses                                                        455,892
                                    Total liabilities                                                  2,575,533
                                 NET ASSETS                                                          139,245,942

                                 COMPOSITION OF NET ASSETS:
                                 Common stock, $0.001 par value; 9,589,377 shares issued
                                    and outstanding (100,000,000 shares authorized)                 $      9,589
                                 Paid-in capital in excess of par                                    135,222,485
                                 Dividends in excess of net investment income                              (736)

                                 Accumulated net realized loss on investments and
                                    distributions in excess of net realized gain                     (7,652,559)
                                 Net unrealized appreciation of investments and other
                                    assets and liabilities denominated in foreign currencies          11,667,163
                                 NET ASSETS                                                         $139,245,942

                                 Shares outstanding                                                    9,589,377

                                 NET ASSET VALUE PER SHARE                                                $14.52

                    See Notes to Financial Statements


                                 STATEMENT OF OPERATIONS
                                 For the Year Ended December 31, 1995
                                 INVESTMENT INCOME
                                 Dividends (net of foreign withholding taxes of $5,719)            $   5,028,091
                                 Interest                                                                 78,721
                                    Total investment income                                            5,106,812

                                 EXPENSES
                                 Investment management fees                                            1,703,414
                                 Custodian and accounting fees                                           464,223
                                 Administration fees                                                     287,546

                                 Directors' fees and expenses                                            227,314
                                 Reports and notices to shareholders                                     205,132
                                 Legal fees and expenses                                                 175,063
                                 Audit fees and expenses                                                  54,434
                                 Amortization of organizational expenses                                  24,546
                                 Insurance expense                                                        20,018
                                 NYSE listing fee                                                         15,535
                                 Transfer agent's fees and expenses                                       11,853
                                 Miscellaneous expenses                                                   25,763
                                    Total expenses                                                     3,214,841
                                 Net investment income                                                 1,891,971

                                 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                                    AND FOREIGN CURRENCY TRANSACTIONS
                                 Net realized loss on:
                                    Investments                                                      (7,115,671)
                                    Foreign currency transactions                                       (15,784)
                                                                                                     (7,131,455)
                                 Net change in unrealized appreciation/depreciation of:
                                    Investments                                                        9,902,481
                                    Other assets and liabilities denominated in
                                     foreign currencies
                                                                                                             530
                                                                                                       9,903,011

                                 Net realized and unrealized gain on investments
                                    and foreign currency transactions
                                                                                                       2,771,556

                                 NET INCREASE IN NET ASSETS
                                    FROM INVESTMENT OPERATIONS
                                                                                                   $   4,663,527
                                  See Notes to Financial Statements


   THE GREATER CHINA FUND, INC.


     STATEMENT OF CHANGES IN NET ASSETS

                                                                                  For the Year          For the Year
                                                                                      Ended                Ended
                                                                             December 31, 1995     December 31, 1994
                                 INCOME (LOSS) FROM INVESTMENT
                                   OPERATIONS:
                                 Net investment income                              $1,891,971              $908,243
                                 Net realized gain (loss) on investments
                                   and foreign currency transactions               (7,131,455)               524,949
                                 Net change in unrealized appreciation/
                                   depreciation of investments and
                                   other assets and liabilities
                                   denominated in foreign currencies                 9,903,011          (65,824,056)
                                 Total from investment operations                    4,663,527          (64,390,864)

                                 DIVIDENDS AND DISTRIBUTIONS
                                   TO SHAREHOLDERS:
                                 From net investment income                        (1,871,084)             (897,561)
                                 In excess of net investment income                      (736)               ---
                                 From net realized gain on investments                (65,351)             (540,032)
                                 In excess of net realized gain
                                   on investments                                    (536,888)               ---
                                 Total dividends and distributions
                                   to shareholders
                                                                                   (2,474,059)           (1,437,593)

                                 FUND SHARE TRANSACTIONS:
                                 Proceeds from dividends reinvested                     62,701               192,930
                                 Proceeds from the sale of shares in
                                   rights offering                                    ---                 42,456,337
                                 Offering costs charged to paid-in
                                   capital in excess of par
                                                                                      ---                  (610,000)
                                 Total Fund share transactions                          62,701            42,039,267
                                 Net increase (decrease) in net assets               2,252,169          (23,789,190)

                                 NET ASSETS:
                                 Beginning of year                                 136,993,773           160,782,963
                                 End of year                                      $139,245,942          $136,993,773

                   See Notes to Financial Statements

   THE GREATER CHINA FUND, INC.

   NOTES TO FINANCIAL STATEMENTS


   NOTE 1

   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. The Fund had no operations until July 7, 1992, when it sold 7,200 shares of common stock for $100,440 to Baring International Investment (Far East) Limited (the "Investment Manager"). Investment operations commenced on July 23, 1992.

   Organizational costs of $123,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

   The following is a summary of significant accounting policies followed by the Fund.

   VALUATION OF INVESTMENTS
   All securities for which market quotations are readily available are valued at the last sales price on the day of valuation, or if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities which mature in 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was greater than 60 days, unless the Fund's Board of Directors determines that such values do not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
   Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

   FOREIGN CURRENCY TRANSLATION
   The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (i) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies at the closing rate of exchange on the valuation date; and
   (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
   The resulting foreign currency gains and losses are included in the Statement of Operations.

   The Fund does not generally isolate the effect of fluctuations in foreign currency exchange rates from the effect of fluctuations in the market prices of equity securities. Accordingly, realized and unrealized foreign currency gains (losses) are included in net realized and unrealized gain
   (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency exchange gain or loss for both financial reporting and income tax reporting purposes.

   Net foreign currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies.

   DIVIDENDS AND DISTRIBUTIONS
   The Fund will distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Such dividends and distributions are recorded on the ex-dividend date. The amount of the dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital in excess of par.
   Net realized foreign currency losses of $15,784 have been reclassified to undistributed net investment income.

   On December 19, 1995, the Fund's Board of Directors declared an ordinary income dividend of $0.203 per share. The dividend was paid on January 12, 1996 to shareholders of record as of December 29, 1995.

   TAX STATUS
    United States
   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a U.S. federal excise tax.

    China
   Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Tax Bureau has determined that dividends paid on "B" shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to "H" shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of "B" shares and shares of a PRC company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to the 20% withholding tax.

   Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to the 20% withholding tax.

   In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

    Hong Kong
   Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposal of such securities. However, income received and capital gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and net capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

   NOTE 2

   INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
   Effective March 14, 1995, the Investment Manager entered into a new investment management agreement ("Investment Management Agreement") on terms which are not different from those of the previous agreement with the Fund. In accordance with the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

   Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of Paine Webber Inc. ("Paine Webber"), has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee at the annual rate of 0.22% of the value of the Fund's average weekly net assets up to $75 million, and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.


   NOTE 3

   TRANSACTIONS WITH AFFILIATES
   Of the 9,589,377 shares outstanding at December 31, 1995, the Investment Manager owned 7,485 shares.

   For the year ended December 31, 1995, the Fund paid $2,951 in brokerage commissions to Barings Securities, an affiliate of the Adviser.


   NOTE 4

   PORTFOLIO SECURITIES
   For U.S. federal income tax purposes, the cost of securities owned at December 31, 1995 was $130,157,399. Accordingly, net unrealized appreciation of investments of $11,174,976 was composed of gross appreciation of $26,344,635 for those securities having an excess of value over cost, and gross depreciation of $15,169,659 for those securities having an excess of cost over value.

   For the year ended December 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $43,719,945 and $43,319,909, respectively.


   NOTE 5

   CAPITAL STOCK
   Transactions in shares of common stock were as follows:


                                                                                  For the Year          For the Year
                                                                                         Ended                 Ended
                                                                             December 31, 1995     December 31, 1994


                                 Shares outstanding, beginning of year               9,584,377             6,757,200
                                 Shares issued resulting from
                                   dividend reinvestment                                 5,000                 8,616
                                 Shares issued in connection with
                                   rights offering                                     ---                 2,818,561

                                 Net increase in shares outstanding                      5,000             2,827,177
                                 Shares outstanding, end of year                     9,589,377             9,584,377



   NOTE 6

   CONCENTRATION OF RISK
   The Fund may have elements of risk, not typically associated with investment in the U.S., due to concentrated investments in specific industries or investments in foreign issuer located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region.


   NOTE 7

   RIGHTS OFFERING
   During the year ended December 31, 1994, the Fund issued 2,818,561 shares in connection with a rights offering of the Fund's shares. Shareholders of record on May 20, 1994 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $15.65 per share. Offering costs of $610,000 were charged to paid-in capital in excess of par, including $100,000 paid to Paine Webber, an affiliate of the Administrator, as partial reimbursement for its expenses. Dealer manager and soliciting fees of $1,654,143 were netted against the proceeds of the subscription. Paine Webber earned approximately $936,000 of the aforementioned commissions with respect to its participation in the offering.


   NOTE 8

   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)





      Quarter ended                         Net investment            Net realized            Net increase          Market price on
                                             income (loss)          and unrealized              (decrease)                     NYSE
                                                                    gain (loss) on           in net assets
                                                                   investments and                    from
                                                                  foregin currency              investment
                                                                      transactions              operations

                                        Total        Per       Total         Per       Total         Per         High        Low
                                         (000)       Share      (000)        Share      (000)        Share


      December 31, 1995                $  359      $ 0.04   $ (3,363)      $(0.35)  $ (3,004)      $(0.31)     $14.625      $13.125
      September 30, 1995                  (95)      (0.01)     6,059         0.63      5,964         0.62       14.375       12.250

      June 30, 1995                     1,741        0.18      5,031         0.53      6,772         0.71       14.875       11.750

      March 31, 1995                     (113)      (0.01)    (4,955)       (0.52)    (5,068)       (0.53)      13.375       11.375
      Totals                           $1,892      $ 0.20   $  2,772       $ 0.29   $  4,664       $ 0.49

      December 31, 1994                $  300      $ 0.03   $(30,903)      $(3.22)  $(30,603)      $(3.19)     $17.875      $11.750
      September 30, 1994                  (22)      (0.00)    14,089         1.47     14,067         1.47       19.375       15.625

      June 30, 1994                     1,076        0.16     (3,382)       (0.50)    (2,306)       (0.34)      20.750       16.375

      March 31, 1994                     (446)      (0.07)   (45,103)       (6.67)   (45,549)       (6.74)      26.500       17.625
      Totals                           $  908      $ 0.12   $(65,299)      $(8.92)  $(64,391)      $(8.80)


                                                           FINANCIAL HIGHLIGHTS


                                                                                                                    For the Period
                                                                                                                   July 23, 1992(3)
      Selected data for a share of common stock outstanding                      For the Year Ended                     through
      throughout each period is presented below:                                    December 31,                     December 31,

                                                                           1995            1994           1993              1992


      Net asset value, beginning of period                                 $14.29          $23.79         $13.40          $13.95(4)


      INCOME (LOSS) FROM INVESTMENT OPERATIONS:
      Net investment income (loss)                                           0.20           0.12*           0.02             (0.00)

      Net realized and unrealized gain (loss) on
        investments and foreign currency transactions                        0.29         (8.92)*          11.00             (0.38)

          Total from investment operations                                   0.49          (8.80)          11.02             (0.38)

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

      Net investment income                                                (0.20)          (0.09)         (0.01)              ---
      Net realized gain on investments                                     (0.01)          (0.06)         (0.62)              ---

      In excess of net realized gain on investments                        (0.05)           ---            ---                ---

          Total dividends and distributions
            to shareholders                                                (0.26)          (0.15)         (0.63)              ---

      FUND SHARE TRANSACTIONS:

      Dilutive effect of rights offering                                    ---            (0.46)          ---                ---
      Offering costs charged to paid-in
        capital in excess of par                                            ---            (0.09)          ---               (0.17)

          Total Fund share transactions                                     ---            (0.55)          ---               (0.17)

      Net asset value, end of period                                       $14.52          $14.29         $23.79             $13.40


      Market value, end of period                                          $14.13          $12.13         $26.75             $12.38
      TOTAL INVESTMENT RETURN(1)(2)                                        18.48%        (52.01)%        122.01%           (11.29)%



      RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000 omitted)                            $139,246        $136,994       $160,783            $90,543

      Ratio of expenses to average net assets                               2.36%           2.08%          2.22%            2.43%**
      Ratio of net investment income (loss)
        to average net assets                                               1.39%           0.63%          0.11%          (0.04)%**

      Portfolio turnover                                                      32%             22%            31%                 1%

     *   Computed based on average shares outstanding.
     **  Annualized.
     (1)     Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.  Total investment return does not reflect sales charges or brokerage commissions.
     (2)     Total investment return for a period of less than one year is not annualized.
     (3)     Commencement of investment operations.
     (4)     Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.


                                      PART C

                                OTHER INFORMATION

   ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     1.      Financial Statements (included in the Statement of Additional Information)

             Report of Independent Accountants

             Portfolio of Investments
             Statement of Assets and Liabilities
             Statement of Operations
             Statement of Changes in Net Assets
             Notes to Financial Statements
             Financial Highlights
     2.      Exhibits:

      (a)    --       Articles of Incorporation of the Registrant.(a)
      (b)    --       By-Laws of the Registrant.(b)
      (c)    --       Not applicable.
      (d)    --       (1)     Specimen certificates for Common Stock.(c)
                      (2)     Form of Subscription Certificate.*
                      (3)     Form of Notice of Guaranteed Delivery.*
                      (4)     Form of DTC Participant Oversubscription Form.*
      (e)    --       Dividend Reinvestment Plan.(d)
      (f)    --       Not applicable.
      (g)    --       Management Agreement between the Registrant and Baring International Investment (Far East) Limited.(e)
      (h)    --       (1)     Form of Dealer Manager Agreement between the Registrant and PaineWebber Incorporated.*
             --       (2)     Form of Soliciting Dealer Agreement between the Registrant and Soliciting Dealers.*
      (i)    --       Not applicable.

      (j)    --       (1)     Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.(f)
                      (2)     Administration Agreement between the Registrant and Mitchell Hutchins Asset Management Inc.(g)
      (k)    --       (1)     Paying and Transfer Agency Agreement between the Registrant and PNC Bank, National Association.(h)
                      (2)     Form of Subscription Agency Agreement between the Registrant and PNC Bank, National Association.*
      (l)    --       (1)     Opinion and Consent of White & Case.*
             --       (2)     Opinion and Consent of Piper & Marbury L.L.P.*
      (m)    --       Not applicable.
      (n)    --       Consent of Price Waterhouse LLP, independent accountants for the Registrant.*
      (o)    --       Not applicable.
      (p)    --       Not applicable.
      (q)    --       Not applicable.
      (r)    --       Financial Data Schedule.*
      (s)    --       Powers of Attorney.**


     *       Filed herewith.
     **      Previously filed.
     ________________

     (a)     Incorporated by reference to Item 4, Exhibit number 1 filed with the Registrant's Registration Statement on Form N-2
             (No. 33-47816).

     (b)     Incorporated by reference to Item 4, Exhibit number 2 filed with the Registrant's Registration Statement on Form N-2
             (No. 33-47816) filed with the Commission.

     (c)     Incorporated by reference to Item 4, Exhibit number 4 filed with the Registrant's Registration Statement on Form N-2
             (No. 33-47816).

     (d)     Incorporated by reference to Item 4, Exhibit number 10(C) filed with the Registrant's Registration Statement on Form
             N-2 (No. 33-47816).

     (e)     Incorporated by reference to Exhibit A to the Registrant's Definitive Proxy Statement filed on May 9, 1995 pursuant to
             Rule 14a-6(b) under the Securities Exchange Act of 1934.

     (f)     Incorporated by reference to Item 4, Exhibit number 9 filed with the Registrant's Registration Statement on Form N-2
             (No. 33-47816).

     (g)     Incorporated by reference to Item 4, Exhibit number 10(A) filed with the Registrant's Registration Statement on Form
             N-2 (No. 33-47816).

     (h)     Incorporated by reference to Item 4, Exhibit number 10(B) filed with the Registrant's Registration Statement on Form
             N-2 (No. 33-47816).

   ITEM 25.  MARKETING ARRANGEMENTS.

        Not applicable.

   ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

        The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


     Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 22,734
     New York Stock Exchange listing fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 10,500
     Printing and Postage (including subscription certificates)  . . . . . . . . . . . . . . . . . . .     $ 65,000
     Fees and expenses of qualifications under state securities laws

       (including fees of counsel) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 15,000
     Legal fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $200,000
     Accounting fees and expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 18,000
     National Association of Securities Dealers fees . . . . . . . . . . . . . . . . . . . . . . . . .     $  7,040
     Reimbursement of Dealer Manager expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $100,000
     Subscription Agent fee and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 30,000
     Information Agent fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 50,000
     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 11,726
          Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $530,000
                                                                                                            _______

   ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        None.

   ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.

                                                        NUMBER OF
                                                        RECORD HOLDERS AT
     TITLE OF CLASS                                     DECEMBER 31, 1995

     Common Stock, par value $0.001 per share           637

   ITEM 29.  INDEMNIFICATION.

        Section 2-418 of the General Corporation Law of the State of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors, officers, employees and agents against expenses (including attorneys' fees, judgments, penalties, fines and settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith or without active and deliberate dishonesty, or they received no actual improper personal benefit in money, property or services, if, with respect to any criminal proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

        Article EIGHTH of the Registrant's Amended Articles of Incorporation provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the Maryland General Corporation Law. The Registrant's Board of Directors may make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland law.

        Article IX of the Registrant's By-Laws indemnifies current or former directors and officers of the Registrant to the full extent permissible under the Maryland General Corporation Law, and the Securities Act of 1933, as amended. Employees and agents who are not officers or directors of the Registrant may be indemnified in the same manner, and to such further extent as may be provided by action of the Board of Directors or by contract. In addition, the Registrant may purchase insurance on behalf of any current or former director, officer, employee or agent of the fund with respect to certain liabilities. The By-Laws provide, however, that the Registrant's directors and officers shall not be indemnified against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

        The Registrant will comply with the indemnification requirements of Investment Company Act Release No. 7221 (June 9, 1972) and Investment Company Act Release No. 11330 (September 2, 1980).

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

        Reference is made to Section 7(a) of the Dealer Manager Agreement, a form of which will be filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the Dealer Manager.

   ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

        Information as to the directors and officers of Baring International Investment (Far East) Limited is included in its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-17838) and is incorporated herein by reference thereto.

        Set forth below is a list of each executive officer and director of the Investment Manager (other than those listed in the ADV) indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 23, 1992 (commencement of the Registrant's operations) for his own account or in the capacity of director, officer, partner or trustee.

                                                                               Other Substantial
                                           Position with the                   Business, Profession
         Name                              Investment Manager                  Vocation or Employment

      Thomas Walker                        Portfolio Manager                   Director of The Institutional
                                                                               Group, Baring Asset Management
                                                                               (Asia Limited); previously
                                                                               assistant director of Edinburgh
                                                                               Fund Managers PLC.

   ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

        Certain accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York. Records relating to the duties of the Registrant's custodian are maintained by Brown Brothers Harriman & Co., 59 Wall Street, New York, New York, and those relating to the duties of the transfer agent, dividend paying agent and registrar are maintained by PNC Bank, National Association, 103 Bellvue Parkway, Wilmington, Delaware 19809.

   ITEM 32.  MANAGEMENT SERVICES.

        Not applicable.

   ITEM 33.  UNDERTAKINGS.

        (1) Registrant undertakes to suspend offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10 percent from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (b) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

        (2) Not applicable.

        (3) Not applicable.

        (4) Not applicable.

        (5) Registrant undertakes that:

             (a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

             (b) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.
                                    SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 8th day of March, 1996.

                                                        THE GREATER CHINA FUND, INC.
                                                        (Registrant)


                                                        By:          *
                                                        Jonathan J.K. Taylor
                                                        President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the date indicated.

           Signatures                           Title                                             Date

                *                              President and Director
       Jonathan J.K. Taylor                    (Principal Executive Officer)                      March 8, 1996


     /s/ C. William Maher                      Treasurer and Assistant Secretary (Principal
       C. William Maher                        Financial and Accounting Officer)                  March 8, 1996


                *
       Edward Y. Baker                         Director                                           March 8, 1996


                *
       Richard B. Bradley                      Director                                           March 8, 1996


                *
       John A. Bult                            Director                                           March 8, 1996


                *
       Richard Graham                          Director                                           March 8, 1996


                *
       John A. Hawkins                         Director                                           March 8, 1996


                *
       Don G. Hoff                             Director                                           March 8, 1996


                *
       Tak Lung Tsim                           Director                                           March 8, 1996


   *By:   /s/ C. William Maher
       C. William Maher                                                                           March 8, 1996
       Attorney-in-Fact

   EXHIBIT INDEX

     Exhibit No.      Description of Exhibit                                                                  Page No.
     (d)(2)           Form of Subscription Certificate
     (d)(3)           Form of Notice of Guaranteed Delivery
     (d)(4)           Form of DTC Participant Oversubscription Form
     (h)(1)           Form of Dealer Manager Agreement between the Registrant and PaineWebber Incorporated
     (h)(2)           Form of Soliciting Dealer Agreement between the Registrant and Soliciting Dealers
     (k)(2)           Form of Subscription Agency Agreement
     (l)(1)           Opinion and Consent of White & Case
     (e)(2)           Opinion and Consent of Piper & Marbury L.L.P.
     (n)              Consent of Price Waterhouse LLP, independent accountants for the Registrant
     (r)              Financial Data Schedule
